Exhibit 10.21

LOAN AGREEMENT

Dated as of February 1, 2000

by and between

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

and

STABLER COMPANIES INC.

Relating to Bradford County Industrial Development Authority
$4,500,000
Variable Rate Demand/Fixed Rate Revenue Bonds
(State Aggregates Inc.  Project)
Series of 2000

i

ii

iii

THIS LOAN AGREEMENT, dated as of February 1, 2000 (the “Agreement”), is by and between Bradford County Industrial Development Authority (the “Authority”), a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania organized and existing under the Act (which capitalized term and all other capitalized terms and phrases used in this Agreement, including the following recitals, shall have the meanings set forth in Article I hereof) and Stabler Companies Inc. (the “Company”), a Pennsylvania corporation.

WITNESSETH:

WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, or sell industrial, commercial and other projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial and specialized facilities in the Commonwealth; and

WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Authority shall deem reasonable; and

WHEREAS, the Company has requested that the Authority provide a portion of the funds to finance the Project; and

WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

WHEREAS, the Authority has, by resolution of its Board duly adopted on June 1 1999, (the “Resolution”), authorized issuance of its Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc.  Project), Series of 2000, in the aggregate principal amount of $4,500,000 (the “Bonds”), pursuant to the terms and provisions of a Trust Indenture, dated as of February 1, 2000 (which, together with all amendments and supplements thereto made in accordance with the terms thereof and of this Agreement, is herein referred to as the “Indenture”), between the Authority and Allfirst Bank, Harrisburg, Pennsylvania (which, together with its successors in the trust under the Indenture, is herein referred to as the “Trustee”), as trustee, for the purpose of financing a portion of the costs of the Project; and

WHEREAS, under the provisions of this Agreement the Authority will make a loan in the amount of $4,500,000 (the “Loan”) to the Company in connection with the Project, but only from the proceeds of the Bonds, and the Company will agree, among other things, to repay the Loan by making certain loan payments to the Authority, all as set forth herein, such loan payments to be made at times and in amounts sufficient to provide for the full and timely payment of the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, optional redemption, sinking fund redemption, tender for purchase or acceleration upon an event of default; and

WHEREAS, the Company has caused First Union National Bank, Charlotte, North Carolina, to deliver an irrevocable letter of credit to the Trustee, under which the Trustee shall draw funds with which to pay the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, redemption, tender for purchase or acceleration upon an event of default, all as more fully set forth in the Indenture and in the Bonds; and

WHEREAS, under the Indenture the Trustee has agreed to draw on the Letter of Credit at such times and in such amounts as shall be sufficient to pay when due the principal, interest, purchase price and redemption price of the Bonds and to credit all draws honored under the Letter of Credit against the Company’s obligation to make installment payments under this Agreement in respect thereof, and

WHEREAS, the Company shall reimburse the Bank for all amounts drawn under the Letter of Credit pursuant to the Reimbursement Agreement; and

WHEREAS, the Authority has determined to assign, transfer and pledge unto the Trustee, as trustee under the Indenture, all right, title and interest of the Authority in and to this Agreement and all sums payable hereunder, except the Unassigned Authority’s Rights; and

WHEREAS, the execution and delivery of this Agreement and the Indenture, and the issuance of the Bonds under the Act, have been in all respects duly and validly authorized by the Resolution of the Authority; and

WHEREAS, the Authority and the Company desire to enter into this Agreement to set forth the terms and conditions upon which the Authority will make the Loan and the Company shall repay the Loan.

NOW, THEREFORE, in consideration of the above premises and of the mutual covenants hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.      Definitions.  Terms and phrases defined in the recitals to this Agreement shall have the same meanings throughout this Agreement.  Any term or phrase used herein that is defined in the Indenture shall have the meaning assigned to it in the Indenture, unless otherwise defined herein, and for such purposes the definitions set forth in the Indenture are hereby incorporated herein as part hereof Without limiting the generality of the foregoing, the phrase “Event of Default” when used in this Agreement shall have the meaning given to such phrase in Article WI hereof, unless the context shall clearly require otherwise.

SECTION 1.02.      Content of Certificates and Opinions.  The Authority or the Trustee, as assignee of the Authority, may, but shall not be obligated to, require that every certificate or opinion provided for in this Agreement with respect to compliance with any provision of this Agreement or of the Indenture shall include (1) a statement to the effect that the

2

Person making or giving such certificate or opinion has read such provision and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that such Person has made or caused to be made such examination or investigation as is necessary, in such Person’s opinion, to enable such Person to express an informed opinion with respect to the subject matter referred to in the instrument to which such Person’s signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

Any such certificate or opinion made or given by an officer of the Authority or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of, or representation by, Counsel or an Accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous.  Any such certificate or opinion made or given by Counsel or an Accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Company, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Company, unless such Counsel or Accountant knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such person’s certificate or opinion or representation may be based, as aforesaid, is erroneous.  The same officer of the Authority or the Company, or the same Counsel or Accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Agreement, but different officers, Counsel or Accountants may certify to different matters.

SECTION 1.03.      Time of Day.  In this Agreement, all references to any time of the day shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in the City of New York, New York, on such day, unless otherwise specified.

SECTION 1.04.      Interpretation.  (a)  Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

(b)           Headings of articles and sections and the table of contents of this Agreement are solely for convenience of reference, do not constitute a part of this Agreement and shall not affect the meaning, construction or effect of this Agreement.

(c)           All references herein to “Articles,” “Sections,” and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement; the words “herein,” “hereof,” “hereby,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision of this Agreement.

(d)           Whenever in this Agreement it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when

3

(i) the Letter of Credit is in effect and the Bank is not in default thereunder, (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds, or (iii) any amounts are due and owing to the Bank under the Reimbursement Agreement.

ARTICLE II

THE LOAN; USE OF PROCEEDS

SECTION 2.01.      Loan of Funds to the Company.  The Authority hereby agrees that, simultaneously with the execution and delivery of this Agreement, it will make the Loan to the Company in the amount of $4,500,000, upon the terms and conditions specified herein and in the Indenture, but only out of the proceeds of sale of the Bonds.  Except as otherwise set forth below, the proceeds of the Loan shall be applied to payment of Costs of the Project upon proper requisitions submitted to the Trustee in compliance with the terms and conditions of the Indenture.

The Company hereby acknowledges and agrees that the Bonds have been sold upon terms and conditions which are satisfactory to the Company and that the payment of costs and expenses of issuance of the Bonds, including any underwriter’s discount or placement agent’s fee, in accordance with the terms of the accepted contract for purchase or placement of the Bonds or in accordance with the settlement sheet, order, requisition or other authorization for payment duly signed by an Authority Officer and an Authorized Representative of the Company at the time of delivery of and settlement for the Bonds shall constitute an advance of Loan proceeds.  The Company further agrees that the deposit of proceeds of the Bonds in the Project Fund, from which the Company may requisition money for payment of the Costs of the Project, shall also constitute an advance of Loan proceeds, such that the full amount of $4,500,000 shall be deemed conclusively to have been advanced to the Company by the Authority.

SECTION 2.02.      Use of Proceeds.  The proceeds of sale of the Bonds, net of any underwriter’s discount or placement agent’s fee, shall be deposited initially by the Trustee in the Clearing Fund established under the Indenture and disbursed and transferred in accordance with the Indenture; any balance transferred to the Project Fund under the Indenture shall be invested in accordance with the terms and provisions of the Indenture (which provides that investment of money therein may be directed by the Company) pending disbursement to pay Costs of the Project upon requisition or requisitions signed by an Authorized Representative of the Company.

The Company covenants and agrees to apply the proceeds of the Loan only for (i) payment of the initial fees of the Bank for the Letter of Credit and Issuance Costs, subject however, to the limitations of Section 147(g) of the Code and (ii) payment of costs of acquisition or construction of the Project that are eligible to be financed with the proceeds of tax-exempt bonds issued as “qualified small-issue bonds” within the meaning of Section 144(a) of the Code.

SECTION 2.03.      Establishment of Project Completion Date.

(a)           The Completion Date shall be evidenced to the Authority and the Trustee by a certificate signed by an Authorized Representative of the Company stating that (i)

4

construction of the Project has been completed and all costs and expenses of labor, services, materials and supplies used in connection with such construction have been paid; (ii) all equipment being acquired as part of the Project with proceeds of the Bonds has been installed, is suitable and sufficient, as so installed, for the operation of the Project Facilities, and all costs and expenses incurred in the acquisition and installation of such equipment have been paid, and (iii) all other items of construction or acquisition constituting part of the Project and all costs and expenses incurred in connection therewith have been paid; provided, however, that such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.  The Company agrees to furnish such certificate to the Authority and the Trustee promptly following completion of the acquisition, construction and equipping of the Project.  If any funds remain in the Project Fund upon the Trustee’s receipt of such certificate, the Trustee shall give the Company an accounting thereof and, upon receipt of proper requisitions, shall pay or reimburse the Company for any Costs of the Project not previously paid or reimbursed from the Project Fund.  All funds remaining in the Project Fund on the thirtieth (30th) day following the Trustee’s receipt of the certificate contemplated by this Subsection (a) (except such funds as shall be required to pay requisitions theretofore submitted to the Trustee and amounts, if any, representing the unspent balance of the Company’s equity contribution to the Project) shall be transferred promptly by the Trustee into the Bond Fund and applied as set forth in Subsection (b) below.

(b)           If, after the Trustee receives the certificate described in Subsection (a) above and pays or makes provision for payment of all final requisitions on the Project Fund submitted by or on behalf of the Company, at least ninety-five percent (95%) of the sum of (i) the actual amount of the proceeds received by the Authority from the sale of the Bonds (including any underwriting discount or placement agent’s fee), and (ii) all investment earnings on money in the Project Fund, has not been used (A) for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code, or (B) for payment of amounts which are, for federal income tax purposes, chargeable to the Project’s capital account or would be so chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such amounts, any amount (exclusive of amounts retained by the Trustee in the Project Fund for payment of Costs of the Project not then due and payable) remaining in the Project Fund shall be transferred by the Trustee to a separate sub-account of the Bond Fund and used by the Trustee in accordance with the terms of Section 6.08 of the Indenture.

ARTICLE III

PAYMENT PROVISIONS

SECTION 3.01.      Agreement to Repay Loan; Credit for Letter of Credit Draws; Rebate Fund Payments.

(a)           The Company hereby agrees to duly and punctually pay (i)the principal, premium, if any, and interest due and payable on the Bonds, (ii) the purchase price of Bonds tendered for purchase in accordance with the terms thereof and of the Indenture, and (iii) any other amounts due and payable by the Company under this Agreement.   The Company shall be given an immediate credit in the amount of all draws paid to the Trustee under the Letter of

5

Credit against the loan payments due hereunder in respect of the principal, interest, redemption price or purchase price of Bonds.  Any portion of the loan payments due under this Agreement which is not timely paid (upon proper demand under the Letter of Credit by the Trustee) from draws under the Letter of Credit shall be paid to the Trustee directly by the Company as provided in Section 3.03 hereof.  Any other amounts required to be paid under this Agreement shall be paid by the Company to the party entitled to receive same hereunder and in the manner provided for herein.  Loan payments shall be made by the Company with the Company’s funds, except to the extent a credit in respect thereof has been granted pursuant to the terms of this Agreement.    It is the intention of the Authority and the Company that, notwithstanding any other provision of this Agreement, the Authority shall receive funds from the Company under this Agreement at such times and in such amounts as will enable the Authority to meet all of its obligations under the Bonds and the Indenture, including any such obligations surviving the payment of the Bonds and the defeasance of the Indenture.

(b)           The Company hereby agrees to pay to the Trustee, from time to time and on or before such date or dates as shall be necessary to comply with Section 6.13 of the Indenture, any and all amounts required to be deposited in the Rebate Fund to pay or provide for the payment or arbitrage rebate with respect to the Bonds to the United States in accordance with Section 148(f) of the Code and applicable regulations.

SECTION 3.02.      Letter of Credit.  Concurrently with the issuance of the Bonds by the Authority, the Company shall cause the Bank to issue and deliver the Letter of Credit to the Trustee.  Such Letter of Credit shall authorize the Trustee to make draws on the Bank, up to an aggregate stated amount of $4,585,069 of which not more than $4,500,000 shall be in respect of principal on the Bonds and not more than $85,069 shall be in respect of up to forty-six (46) days’ interest accrued on the Bonds on or prior to the maturity thereof computed at the Maximum Rate.

SECTION 3.03.      Loan Payments.  The Company shall pay to the Trustee, as assignee of the Authority, for deposit in the Bond Fund, the following sums on or before the dates specified, and each such payment is herein referred to as a “Loan Payment” or “loan payment”:

(i)            On each Interest Payment Date and on each other date that any payment of principal, premium, if any, or interest is required to be made by the Authority with respect to the Bonds, until the principal o£ premium, if any, and interest on the Bonds shall have been My paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any money available for such payment in the Bond Fund, will enable the Trustee to pay the amount due on such date for interest, premium, if any, or principal with respect to the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment under this clause (i) shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of Credit made by the Trustee with respect to the payment of such amount due with respect to the Bonds.

(ii)           On each date that the Purchase Price of Bonds shall be due and payable, such amount as shall be necessary to enable the Tender Agent to pay the Purchase

6

Price of Bonds duly tendered to it for purchase, all as more particularly described in Sections 5.01, 5.03 and 5.04 of the Indenture; provided, however, that credit shall be given against the obligation of the Company to make any payment under this clause (ii) in an amount equal to the money available for such payment as described in subsection (i) or (ii) of Section 5.05(a) of the Indenture; and provided, further, that the obligation of the Company to make any payment under this clause (ii) shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of Credit made by the Trustee with respect to the payment of such amount due with respect to the Bonds.

(iii)          Additionally, from time to time, the Company shall make such payments as shall be necessary to make up any deficiency in or to fully fund the Project Fund established under the Indenture.

It is understood and agreed that all amounts payable by the Company under this Section have been assigned by the Authority to the Trustee for the benefit of the Owners of the Bonds.  The Company consents to such assignment and agrees to make payment of such amounts, when due, directly to the Trustee at its Designated Office, or at such other office of the Trustee as the Trustee shall direct the Company in writing.

SECTION 3.04.      Additional Payments; Taxes; Utility Charges.  As additional consideration for the Loan, the Company agrees to make the following payments (which are herein referred to as the “Additional Payments”);

(a)           To the public officers charged with the collection thereof, all taxes (or contributions or payments in lieu thereof), including but not limited to income, profits or property taxes, which may now or hereafter be imposed by the United States of America, any state or municipality or any political subdivision or subdivisions thereof, and all assessments for public improvements or other assessments, levies, license fees, charges for publicly supplied water or sewer services, excises, franchises, imposts and charges, general and special, ordinary and extraordinary (including interest, penalties and all costs resulting from delayed payment of any of the foregoing) of whatever name, nature and kind and whether or not now within the contemplation of the parties hereto and which are now or may hereafter be levied, assessed, charged or imposed or which are or may become a lien upon the payments due under the Agreement, the Project Facilities or the use or occupation thereof, or upon the Company or the Authority (but only to the extent attributable to or properly allocable to the Bonds, this Agreement, the Project or the Project Facilities), or upon any franchises, businesses, transactions, income, earnings and receipts (gross, net or otherwise) of the Company in connection with the Project Facilities, or its earnings, profits or receipts from, or its leasing or subleasing of, the Project Facilities; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, lien or other matter hereunder so long as the validity thereof is being contested in good faith and by appropriate legal proceedings diligently pursued and the operation of the Project Facilities or the receipt of income therefrom is not adversely affected by reason thereof;

(b)           To the Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Bank, the reasonable fees, charges and other expenses of such Persons with respect to the duties assumed and services provided in accordance with the terms of the

7

Indenture, the Remarketing Agreement, the Placement Agreement, the Tender Agent Agreement and the Reimbursement Agreement;

(c)           To such other Persons as may be entitled to the payment of the same, the reasonable fees and expenses of such accountants, consultants, attorneys and other experts as may be engaged by the Authority, the Trustee or the Tender Agent for the preparation of audits, financial statements, reports or opinions required to be made or delivered by the terms of this Agreement or the Indenture and for the provision of any other services required of such experts under this Agreement or the Indenture; and

(d)           To the Authority, (i) upon execution and delivery hereof, an administrative fee of $5,600, plus (ii) all reasonable fees and expenses incurred by the Authority, including fees and expenses of legal counsel retained by the Authority in connection with any litigation which may at any time be instituted involving this Agreement, the Bonds, the Indenture, or any of the other documents contemplated thereby, or incurred in connection with the supervision or inspection of the Project or the Project Facilities, or otherwise in connection with this Agreement, the Indenture, the Bonds, the Tender Agent Agreement, the Remarketing Agreement, any of the other documents, instruments or agreements in connection therewith or the Project or the Project Facilities.

All Additional Payments described in clause (a) above shall be due and payable when and as the subject taxes, assessments, levies, license fees, utility charges or other impositions shall be due and payable in accordance with applicable law, subject, however, to the Company’s right to contest payment of the same, as set forth above.  All other Additional Payments described in this Section shall be billed to the Company by the Authority, the Trustee, the Remarketing Agent, the Tender Agent or the Bank, as the case may be, from time to time, and shall be due and payable by the Company within thirty (30) days following the Company’s receipt of the bill or by any later date as may be specified in the bill.  All bills for Additional Payments (other than Additional Payments described in clause (a) or clause (dXQ above) shall be accompanied by or include a statement certifying that the amount billed has been paid or incurred by the billing party and shall be accompanied by reasonable supporting documentation.

SECTION 3.05.      Acceleration of Payment to Redeem Bonds.  Whenever the Bonds are subject to optional redemption or extraordinary redemption pursuant to the Indenture and the provisions hereof, the Authority will, upon request of the Company, direct the Trustee to call the same for redemption as provided in the Indenture.  Whenever any Bond is subject to mandatory redemption pursuant to the Indenture, the Company will cooperate with the Authority and the Trustee in effecting such redemption.  In the event of any mandatory, optional or extraordinary redemption of the Bonds, the Company will pay or cause to be paid to the Trustee an amount equal to the applicable redemption price as a prepayment of that portion of the Loan Payments corresponding to the Bonds to be redeemed together with interest accrued to the date of redemption and will also pay all fees and expenses of the Authority and the Trustee arising with respect to such redemption or otherwise due and owing hereunder or under the Indenture at such times and in such amounts as are required to effect the mandatory, optional or extraordinary redemption of the Bonds under the terms of the Indenture; provided, however, that the obligation of the Company to make any payment in respect of the redemption of Bonds shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of

8

Credit made by the Trustee with respect to payment of the amount of principal, premium, if any, and interest on the Bonds upon such redemption.

SECTION 3.06.      All Payments to be Net; No Defense or Set-Off Against Loan Payments.  All Loan Payments and other sums due and payable under this Agreement by the Company to the Authority or to any assignee of the Authority, including the Trustee and the Bank, shall be absolutely net to the Authority or such assignee, free of any taxes, costs, liabilities or other deductions whatsoever with respect to the Project Facilities and the maintenance, repair, or use thereof or any portion thereof, so that this Agreement shall yield all amounts due hereunder net to the Authority or to any such assignee throughout the term hereof

The obligations of the Company to make Loan Payments shall be absolute and unconditional without any defense or set-off for any reason, including, without limitation, failure to undertake or to complete the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project Facilities, invalidity or unenforceability of the Bonds, commercial frustration of purpose or failure of the Authority to perform or observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of the Company hereunder will be paid in full when due without any delay or diminution whatsoever.

ARTICLE IV

COMPANY OBLIGATIONS

SECTION 4.01.      General Obligation of the Company.  This Agreement constitutes a general obligation of the Company and the full faith and credit of the Company is pledged to the payment of all amounts due hereunder.

SECTION 4.02.      Maintenance and Operation of the Project Facilities.  During the term of this Agreement, the Company covenants and agrees that at its own cost and expense it will:

(a)           keep and maintain the Project Facilities and all additions and improvements thereto, or cause the same to be kept and maintained, in good repair and condition, excepting reasonable wear and tear;

(b)           pay, or cause to be paid, any and all operating costs and other costs and expenses arising out of use and occupancy of the Project Facilities; and

(c)           timely pay for any improvements to the Project Facilities lawfully done or lawfully ordered to be done by any municipal, state or federal authority and to comply in all material respects with all lawful and enforceable notices received (whether by the Authority or the Company) from public authorities from and after the date hereof that affect the Project Facilities and the use and operation thereof, other than those improvements, orders and notices the amount, validity or application of which is at the time being contested, in whole or in part, in good faith and by appropriate proceedings promptly initiated and diligently conducted.

9

SECTION 4.03.      Maintenance of Existence.  Except as otherwise permitted in the Reimbursement Agreement, Company agrees that it will maintain its existence as a Pennsylvania corporation, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another entity.

SECTION 4.04.      Compliance with Laws.  With respect to the Project Facilities and any additions, alterations or improvements thereto, the Company will at all times comply with all applicable requirements of federal, state, and local laws and with all applicable lawful requirements of any agency, board, or commission created under laws of the Commonwealth or of any other duly constituted public authority, and will use, and permit the use of, the Project Facilities only for such purposes as are lawful under the Act; provided, however, that the Company shall be deemed in compliance with this Section notwithstanding its failure or refusal to comply with any such requirement, so long as it is contesting such requirement in good faith and by appropriate legal proceedings.

SECTION 4.05.      Notice of Bankruptcy Case Commencement.  The Company covenants and agrees that it shall immediately notify the Authority, the Bank, the Trustee, the Tender Agent and the Placement Agent of the commencement of any case by or against it under the Bankruptcy Code.

SECTION 4.06.      Letter of Credit.  Concurrently with the initial delivery of the Bonds pursuant to the Indenture, the Company shall cause the initial Letter of Credit to be issued by the Bank, which Letter of Credit (1) shall be substantially in the same form as the exhibit attached to the Reimbursement Agreement; (2) shall be dated the date of delivery of the Bonds; (3) shall authorize the Trustee to draw on the Bank, subject to the terms and conditions thereof, up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it for purchase corresponding to the principal amount of such Bonds, plus (b) an amount equal to 46 days’ interest on the Bonds at the Maximum Rate (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it for purchase corresponding to the accrued interest on such Bonds.  The Letter of Credit may be extended or may be replaced by a Substitute Letter of Credit complying with the provisions of the Indenture.

It is anticipated that all payments of principal of and interest on the Bonds, and all payments of purchase price of the Bonds payable upon optional or mandatory tender for purchase for the payment of which remarketing proceeds are not available pursuant to the Bond Indenture, will be funded from draws on the Letter of Credit.  The Company shall take whatever action may be necessary to maintain the Letter of Credit (or a Substitute Letter of Credit) in full force and effect during the period required by the Indenture, including the payment of any transfer fees required by the Bank upon any transfer of the Letter of Credit to any successor Trustee.

The Company acknowledges its responsibility to arrange for an extension of the expiration date of the Letter of Credit or the issuance and delivery of a Substitute Letter of Credit (which, as defined in the Indenture, includes an extension of the Letter of Credit) on or before

10

the Interest Payment Date on the Bonds immediately preceding the Letter of Credit Termination Date, upon the terms and conditions, including the advance notice requirements, of the Indenture, and the Company further acknowledges that failure to do so will result in a redemption or acceleration of Bonds as provided in the Indenture.  The Company acknowledges and agrees that the Authority shall have no responsibility to obtain a Substitute Letter of Credit and the Company shall release, defend and hold harmless the Authority from and against any liability or claim arising with respect to the delivery o£ or failure to deliver, a Substitute Letter of Credit.

SECTION 4.07.      Substitute Letter of Credit.  The Company may provide for the delivery to the Trustee of a Substitute Letter of Credit at any time upon thirty (30) days’ prior written notice to the Trustee, the Tender Agent, the Remarketing Agent and the Authority.  Unless the Company shall deliver to the Trustee on or before the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date a signed, written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit on or before such Interest Payment Date, the Bonds shall be called for mandatory redemption in accordance with the terms thereof and of the Indenture.

On or before the date of the delivery of any Substitute Letter of Credit to the Trustee, the Company shall furnish to the Authority, the Trustee and the Remarketing Agent, as a condition to the acceptance of any Substitute Letter of Credit by the Trustee, the following:

(i)            written evidence that (A) the issuer of such Substitute Letter of Credit is a commercial bank, bank and trust company, national bank, savings and loan association or savings bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities and (B) the long-term unsecured debt of the issuer of such Substitute Letter of Credit has been assigned a credit rating by Moody’s not lower than the lower of the then current rating on the Bonds and “Aa3”;

(ii)           an Opinion of Bond Counsel stating that the delivery of such Substitute Letter of Credit (A) is authorized under this Agreement, the Indenture and the Act and complies with the terms hereof and (B)does not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes,

(iii)          an Opinion of Counsel satisfactory to the Trustee, the Authority, the Company and the Remarketing Agent to the effect that (A) the Substitute Letter of Credit is the legal, valid and binding obligation of the issuer thereof (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency), enforceable in accordance with its terms, (B) payments of principal, premium, if any (if such Substitute Letter of Credit secures the payment of premium), interest or purchase price with respect to the Bonds from the proceeds of a drawing on the Substitute Letter of Credit will not constitute avoidable preferences under the Bankruptcy Code or other applicable laws and regulations, and (C) it is not necessary to register the Substitute Letter of Credit under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended; and

11

(iv)          written evidence from each Rating Agency (if any) then maintaining a credit rating on the Bonds that its rating on the Bonds will not be reduced or withdrawn as a result of the acceptance of the Substitute Letter of Credit.

In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank, there shall also be delivered an Opinion of Counsel from counsel who is licensed to practice law in the jurisdiction in which the head office of the issuer of such letter of credit is located and satisfactory to the Trustee, the Authority, the Company and the Remarketing Agent, to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of the issuing bank and enforceable in accordance with its terms.  The Trustee shall accept any such Substitute Letter of Credit only in accordance with the terms, and upon the satisfaction of the conditions, contained in this Section and any other provisions applicable to acceptance of a Substitute Letter of Credit under this Agreement and the Indenture.

SECTION 4.08.      Indemnification of Authority and Trustee, Etc.

(a)           The Company agrees that at all times it will protect and hold the Authority, its officers, members, employees and agents harmless and indemnified from and against ail claims for losses, damages or injuries to others, including death, personal injury and property damage or loss, arising out of the acquisition, construction, installation or equipping of the Project, or otherwise with respect to the Project Facilities or any interest of the Authority therein, whether or not such claim is made or such loss, damage or injury occurs during the term of this Agreement; and the Authority shall not be liable for any loss, damage or injury to the person or property of the Company or its agents, servants or employees or any other person who or which may be upon the Project Facilities or damaged or injured as a result of any condition existing or activity occurring upon the Project Facilities or any other matter connected directly or indirectly therewith due to any act or negligence of any person, excepting only willful misconduct of the Authority, its officers, agents, members or employees.  The indemnity provided for in this subsection (a) shall be effective only to the extent that any loss sustained by the Authority, its officers, members, employees and agents shall be in excess of the net proceeds recovered by the Authority upon any insurance carried with respect to the loss sustained, but the Authority shall have no duty or obligation to obtain or to maintain any such insurance, such duty and obligation being solely that of the Company.  The Company hereby releases the Authority from and agrees to indemnify and hold harmless the Authority from any other liability whether arising out of a tort, contractual or other claim of any nature whatsoever pertaining to the acquisition or construction of the Project or any other acquisition or construction undertaken with respect to the Project Facilities or with respect to operation of the Project Facilities, the performance of this Agreement or the Indenture or the issuance of the Bonds, except liabilities that result from the willful misconduct of the Authority.

(b)           The Company hereby covenants and agrees that it will indemnify the Trustee against any and all claims arising out of the Trustee’s exercise and performance of powers and duties granted unto it by the Indenture and hereunder, except those claims and liabilities that result from the Trustee’s willful misconduct or gross negligence.

(c)           To the fullest extent permitted by law, the Company will indemnity, hold harmless and defend the Authority and the Trustee, and the respective officers,

12

members, directors, officials and employees of each of them, against all losses, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature including, specifically, any liability under any state or federal securities laws (including but not limited to reasonable attorneys’ fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: (i) the acquisition, construction, installation, operation, use, maintenance or ownership of the Project or the Project Facilities (including compliance with laws, ordinances and rules and regulations of public authorities relating thereto); or (ii) any statements or representations with respect to the Company or the Project, the Project Facilities and any representations made in this Agreement, the Bonds, the Indenture, the Letter of Credit, the Reimbursement Agreement or any other documents or instruments delivered at or in connection with the closing held on the Closing Date (including any statements or representations made in connection with the offer or sale of the Bonds) made or given to the Authority, the Trustee or any underwriters or purchasers of any of the Bonds by the Company or any of its officers, agents or employees, including, but not limited to, statements or representations of facts, financial information or corporate affairs.  The Company also will pay and discharge and indemnify, and hold harmless the Authority and the Trustee from, (x) any lien or charge upon payments made by the Company to the Authority and the Trustee under this Agreement and (y) any taxes (including, without limitation, any ad valorem taxes and sales taxes, assessments, impositions and other charges in respect of any portion of the Project Facilities).  If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, the Authority or the Trustee will give prompt notice to the Company, and the Company will have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

(d)           If the indemnification provided for herein is for any reason determined to be unavailable to the Authority or the Trustee with respect to any loss, claim, demand or liability, including expenses in connection therewith, the Authority or the Trustee as appropriate, shall be entitled as a matter of right to contribution by the Company.  The amount of such contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

(e)           The provisions of this Section shall survive the termination and discharge of this Agreement and the Indenture.

ARTICLE V

THE PROJECT FACILITIES

SECTION 5.01.      Completion of Project.  The Company represents, covenants and agrees as follows:

(a)           the Company shall, not later than the date of issuance and delivery of the Bonds, acquire fee simple title or exclusive rights to occupy the Property and all other real estate upon which the Project Facilities are or are to be located, for a period not less than the final maturity of the Bonds, and any real estate upon which any construction or acquisition constituting part of the Project will take place;

13

(b)           the Company has acquired, or will acquire before they are needed, all permits, licenses, easements, rights of way and other interests in land necessary for, and has satisfied or will satisfy all other requirements applicable to, the acquisition and construction related to the Project and the use, occupancy and operation of the Project Facilities;

(c)           the Company shall construct, install, equip or improve the Project Facilities as contemplated by the Project with all reasonable dispatch and in accordance with applicable law, employing for such purposes such contractors and workmen as it may select;

(d)           the Company shall pay when due all costs and expenses incurred in connection with the acquisition and construction of the Project, expending its own funds (or funds derived from sources other than the proceeds of the Bonds) for the purpose if and to the extent that (i) the proceeds of the Bonds are insufficient to pay all such costs and expenses, or (ii) such costs and expenses are ineligible to be financed with proceeds of “qualified small issue bonds” issued in accordance with Section 144(a)(12) of the Code, including, without limiting the generality of the foregoing, issuance costs of the Bonds which, together with other issuance costs of the Bonds paid from the proceeds of the Bonds, exceed two percent (2%) of the proceeds of the Bonds, within the meaning of Section 147(g) of the Code; without limiting the generality of the foregoing, the Company’s equity contribution to the Project is expected to be at least $300,000, based on the Project budget as of the Closing Date, of which the amount by which issuance costs of the Bonds exceed the aforesaid 2% limit shall be paid to the Trustee for deposit in the Clearing Fund on the Closing Date and the balance shall be paid to the Trustee for deposit to the Project Fund as and when required by the Bank in accordance with the Reimbursement Agreement;

(e)           the Company shall let all contracts for acquisition, construction and equipping of the Project, and all such contracts, and all other contracts made by the Company with respect to acquisition, construction, improvement, equipping or repair of the Project Facilities and any work to be done by the Company on the Project Facilities, are and shall be made or done by the Company on its own behalf and not as agent or contractor for the Authority.

SECTION 5.02.      Use of Project Facilities.  The Company represents, covenants and agrees that each of the Project Facilities are to be used only as a “manufacturing facility” within the meaning of Section 144(a)(12) of the Code; provided, however, that a portion of the Project Facilities may be used as a facility which is directly related and ancillary to such manufacturing facility, within the meaning of such Section of the Code.

The Company further represents that it presently intends to use and operate the Project Facilities in a manner consistent with the Act until the date on which the Bonds have been fully paid and knows of no reason why the Project Facilities will not be, or cannot be, so used and operated.

SECTION 5.03.      Prohibited Uses.  So long as any Bonds remain outstanding and unpaid, the Company covenants and agrees that it shall not, and shall not permit any other Person to:

14

(a)           use or occupy the Project Facilities or any part thereof as other than a “manufacturing facility” within the meaning of Section 144(a)(12) of the Code; provided, however, that the Company may use or permit the use of a portion of the Project Facilities as a facility which is directly related and ancillary to a manufacturing facility, within the meaning of such Section;

(b)           use any portion of the proceeds of the Bonds to provide any airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, or store the principal business of which is the sale of alcoholic beverages for consumption off premises, all within the meaning of Section 147(e) of the Code;

(c)           use any portion of the proceeds of the Bonds to acquire any property (or any interest) therein (other than land) unless the first use of such property is pursuant to such acquisition, unless with respect to any building (and the equipment therefor) constituting a part of the Project Facilities, the rehabilitation expenditures (as denned in Section 147(d) of the Code) with respect to such building equal or exceed 15 percent of the portion of the cost of acquiring such building (and equipment) financed with the net proceeds of the Bonds (or with respect to any structure other than a building, the rehabilitation expenditures with respect to such structure equal or exceed 100 percent of the portion of the cost of acquiring the same so financed);

(d)           use 25 percent or more of the net proceeds of the Bonds directly or indirectly to acquire land (or an interest therein), within the meaning of Section 147(c) of the Code;

(e)           use more than two percent (2%) of the proceeds of sale of the Bonds to finance issuance costs of the Bonds, within the meaning of Section 147(g) of the Code;

(f)            use, directly or indirectly, any of the funds provided by the Authority hereunder or any of its own funds, or direct the Trustee to invest any funds held by it under the Indenture, in such manner as would cause any of the Bonds to be an “arbitrage bond” within the meaning of Section 148(a) of the Code;

(g)           take any other action whereby the Project Facilities will be used, or the proceeds of the Bonds will be used or invested, in such a manner as will cause interest on the Bonds to includible in the gross income of the Owners thereof (other than any Owner of Bonds who is a “substantial user” of the Project Facilities or a “related person” to such a “substantial user,” within the meaning of Section 147(a) of the Code) for purposes of federal income taxation.

SECTION 5.04.      Changes in Scope of Project.  The Company may, at its option and at its own cost and expense, at any time and from time to time, make such additions and changes to the Project as it may deem to be desirable for its uses and purposes, provided, however, that no addition or change in the scope of the Project that is substantial in relation to the approvals obtained for issuance of the Bonds under the Act and the Code shall be made unless the Company shall have first obtained and filed with the Authority and the Trustee an opinion of Bond Counsel to the effect that such addition or change is authorized or permitted

15

under the Act and will not adversely affect the exclusion from gross income of interest on the Bonds under the Code.

ARTICLE VI

INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN

SECTION 6.01.      Insurance to be Maintained.  The Company covenants to provide and maintain, or cause to be provided and maintained, continuously, unless otherwise herein provided, adequate insurance on the Project Facilities as shall be mutually agreed upon by the Bank and the Company.  Each insurance policy with respect to the Project Facilities shall name the Bank, the Authority and the Trustee as additional insureds.  All policies of insurance required by this Section, copies thereof, or certificates of insurance with respect thereto shall be deposited with the Trustee.

SECTION 6.02.      Destruction Damage and Eminent Domain.  If the Project Facilities shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance, or shall be wholly or partially condemned, taken or injured by any Person, including any Person possessing the right to exercise the power of eminent domain, or a power in the nature of eminent domain, or shall be transferred to such a Person by way of a conveyance in lieu of the exercise of such a power by such a Person, the Company covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of fire or casualty insurance or on account of such taking, condemnation, conveyance, damage or injury.  The Net Proceeds of any such fire or casualty insurance claim or condemnation award recovered with respect to the Project Facilities shall be deposited in the Project Fund under the Indenture and shall be applied in accordance with the provisions of Section 6.04 hereof; provided, however, that so long as the Bank is not in default under the terms of the Letter of Credit, the applicable provisions of the Reimbursement Agreement shall control the disposition of Net Proceeds of fire or casualty insurance claims or condemnation awards with respect to the Project Facilities.  The Company is authorized, in its own name, as trustee of an express trust, to demand, collect, sue, settle claims, receipt and release moneys which may be due and payable under policies of fire or casualty insurance covering such damage or destruction or on account of such condemnation, damage or injury.  Any appraisement or adjustment of loss or damage and any settlement or payment therefor shall be agreed upon by the Company, the Bank (as long as the Bank is not in default under the Letter of Credit) and the appropriate insurer or condemnor, and shall be evidenced to the Bank by the certificate and approvals required by the Indenture.  The Bank may rely conclusively upon such certificates.

SECTION 6.03.      Notice of Property Damage, Loss or Taking.  Within five (5) Business Days following the occurrence of any loss or damage to, or after receipt of notice of condemnation of, all or any part of the Project Facilities which materially and adversely affects the ownership, operation, maintenance or use of the Project Facilities for their intended purpose, the Company shall notify the Authority, the Trustee and the Bank, in writing, of such occurrence or of the receipt of such notice, as the case may be.

SECTION 6.04.      Disposition of Casualty Insurance and Condemnation Award Proceeds.  So long as the Company is not in default under the terms of this Agreement,

16

the Company may elect, in its discretion, by written notice to the Trustee, to apply the Net Proceeds of any fire or casualty insurance claim or condemnation award with respect to loss or damage to the Project Facilities or any portion thereof (i) to the repair, reconstruction or replacement of damaged, destroyed or injured property comprising part of the Project Facilities, or (ii) to the redemption of Bonds pursuant to the applicable provisions of the Indenture; Provided, however, that the Company shall first obtain the consent of the Bank, if such consent shall be required by the Reimbursement Agreement.

Unless an Event of Default described in this Agreement has occurred and remains uncured or the Trustee has not received timely direction from the Company with respect to the application of the Net Proceeds of fire or casualty insurance or condemnation awards with respect to the Project Facilities, such Net Proceeds shall be applied to the extraordinary redemption of Bonds in accordance with the terms and provisions of the Bonds and of the Indenture.  For purposes of the preceding sentence, a direction shall be timely if given within thirty (30) days after the Company has agreed upon a settlement or payment with respect to any appraisement or adjustment of the loss or damage with respect to which such Net Proceeds are received.

ARTICLE VII

ADDITIONAL REPRESENTATIONS AND COVENANTS OF THE COMPANY

SECTION 7.01.      Compliance with Law.  The Company covenants and represents that the Project Facilities and the Company’s use and occupancy thereof are and will be in compliance in all material respects with applicable law and the Company will not take any action, or request the Authority to take any action, which will cause the Project Facilities or the use or occupancy thereof to be in violation of applicable law.  The Company further covenants that all actions taken or to be taken by the Company or, upon the recommendation or request of any Authorized Representative of the Company, by the Authority with respect to the Project and the Project Facilities have been and will be in compliance in all material respects with all pertinent laws, ordinances, rules, regulations and orders applicable to the Company, the Project and the Project Facilities.

The Company covenants that it shall comply with (i) all applicable ordinances, laws, rules, regulations, and orders of the government of the United States of America, the Commonwealth and other applicable government units having proper jurisdiction, and (ii) all applicable requirements of any board of fire underwriters having proper jurisdiction and of any insurance company writing insurance with respect to the Project Facilities, with respect to the acquisition, construction and equipping of the Project and the operation, maintenance, repair, replacement, renovation, improvement or expansion of the Project Facilities; provided, however, that the Company may, in good faith and by appropriate proceedings, contest the legality or reasonableness of any such ordinances, laws, rules, regulations, orders or requirements, or the imposition thereof upon the Company, the Project or the Project Facilities, so long as the operation of the Project Facilities or the receipt of income therefrom will not be adversely affected and the Project Facilities will not thereby be subject to loss or forfeiture.

17

SECTION 7.02.      Power to Perform Obligations.  The Company represents that:

(a)           the Company has full power and legal right to enter into this Agreement and perform its obligations hereunder;

(b)           the making and performance of this Agreement by the Company has been duly authorized by all necessary action and will not conflict with or constitute a breach of or default under its articles of incorporation or by-laws or any agreement, bond, contract, indenture, or other instrument by which the Company or any of its properties is or may be subject or bound;

(c)           the Company is duly qualified to do business in the Commonwealth, has the power and authority to own its properties and assets and to carry on its business as now being conducted; and

(d)           The execution and delivery of this Agreement and the other instruments and agreements executed and delivered by the Company in connection with the Loan and the issuance of the Bonds and the Letter of Credit, and the performance by the Company of its obligations under this Agreement and each such other instrument or agreement, (i) do not and will not in any material respect conflict with or violate any provision of law or any rule, regulation, order of court, or order of or agreement with any governmental body or agency applicable to the Company or the Project Facilities, (ii) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by this Agreement, the Indenture and such other instruments and agreements, upon the Project Facilities or any other property or asset of the Company.

SECTION 7.03.      Inspection.  The Company covenants that the Authority, by its duly authorized representatives, at reasonable times and with reasonable notice, may inspect the Project Facilities and the books and records of the Company for purposes of determining compliance with this Agreement.

SECTION 7.04.      Additional Information.  The Company agrees to provide to the Authority, upon request, such additional information concerning the Company, the Project and the Project Facilities as may be reasonably requested by the Authority and necessary for the Authority to file any reports or supply any information required by the Indenture or by applicable law, including without limiting the foregoing, the requirements of the Code and applicable federal and state securities laws.

SECTION 7.05.      Nondiscrimination.  During the term of this Agreement, the Company agrees, as to itself and as to each occupant of the Project Facilities controlling, controlled by or under common control with the Company (each, for purposes of this Section, being referred to as a “Contractor”) as follows:

(a)           Contractor shall not discriminate against any employee, applicant for employment, independent contractor or any other Person because of race, color, religious creed, handicap, ancestry, national origin, age or se.  XContractor shall take affirmative action to insure that applicants are employed, and that employees or agents are treated during

18

employment, without regard to their race, color, religious creed, handicap, ancestry, national origin, age or sex. Such affirmative action shall include, but is not limited to: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training. Contractor shall post in conspicuous places, available to employees, agents, applicants for employment and other persons, a notice to be provided by the contracting agency setting forth the provisions of this Section.

(b)           Contractor shall in advertisements or requests for employment placed by it or on its behalf, state that all qualified applicants will receive consideration for employment without regard to race, color, religious creed, handicap, ancestry, national origin, age or sex.

(c)           Contractor shall send each labor union or workers’ representative with which it has a collective bargaining agreement or other contract or understanding, a notice advising said labor union or workers’ representative of its commitment to this nondiscrimination clause.  Similar notice shall be sent to every other source of recruitment regularly utilized by Contractor.

(d)           It shall be no defense to a finding of noncompliance with this Section that Contractor had delegated some of its employment practices to any union, training program or other source of recruitment which prevents it from meeting its obligations.  However, if the evidence indicates that Contractor was not on notice of the third-party discrimination or made a good faith effort to correct it, such factor shall be considered in mitigation in determining appropriate sanctions.

(e)           Where the practices of a union or of any training program or other source of recruitment will result in the exclusion of minority group persons, so that Contractor will be unable to meet its obligations under this Section, Contractor shall then employ and fill vacancies through other nondiscriminatory employment procedures.

(f)            Contractor shall comply with all state and federal laws prohibiting discrimination in hiring or employment opportunities.  Noncompliance with this Section will constitute an Event of Default under this Agreement.

(g)           Contractor shall furnish all necessary employment documents and records to, and permit access to its books, records and accounts by, the Authority for purposes of investigation to ascertain compliance with the provisions of this Section. If Contractor does not possess documents or records reflecting the necessary information requested, it shall furnish such information on reporting forms supplied by the Authority.

(h)           Contractor shall actively recruit minority subcontractors and women subcontractors or subcontractors with substantial minority or women representation among their employees.

(i)            Contractor shall include the provisions of this Section in every subcontract, so that such provisions will be binding upon each subcontractor.

19

(j)            Contractor obligations under this Section are limited to Contractor’s facilities within Pennsylvania or, where the contract is for purchase of goods manufactured outside of Pennsylvania, the facilities at which such goods are actually produced.

SECTION 7.06.      Preservation of the Tax-Exempt Status of Bonds.  (a)  The Company covenants and agrees that it will not take any action or permit any action to be taken on its behalf or cause or permit any circumstances within its control to arise, if such action or circumstances would cause the interest paid on the Bonds to be included in the gross income of the Bondholders.

(b)           The Company acknowledges having read Sections 6.13 and 7.06 of the Indenture and agrees to perform all duties contemplated by such Sections of the Indenture to be performed by the Company, as if such duties were set forth herein specifically as covenants and duties of the Company.  Without intending to limit the generality of the foregoing, the Company agrees to engage a Person with the requisite knowledge and experience with respect to the calculation of arbitrage rebate to calculate, from time to time, the amount to be rebated to the United States of America with respect to the Bonds pursuant to Section 148(f) of the Code and applicable regulations promulgated thereunder and to advise the Authority and the Trustee with respect to the fulfillment of the Authority’s obligation to make arbitrage rebate payments with respect to the Bonds in accordance with the Code and applicable tax regulations.  The Company acknowledges and agrees that if it shall fail to engage a qualified Person to calculate arbitrage rebate or if any report required by Section 6.13 of the Indenture to be filed with the Trustee is not so filed at the time required, the Authority or the Trustee may engage (but shall not be required to engage) a qualified Person to perform such calculations and render such report at the cost and expense of the Company, but in so doing shall not be deemed to waive any event of default on the part of the Company.  The Company agrees that it shall be solely responsible for the payment of any interest on overdue installment payments of arbitrage rebate and any penalties that may be imposed upon the Authority as a result of any late payment or underpayment, except as may be occasioned by the Authority’s own willful misconduct or gross negligence.

(c)           Without intending to limit the generality of the foregoing, the Company represents and covenants that all representations made by the Company in the Tax Compliance Agreement are true, correct and complete and that the Company shall observe all of terms and conditions of the Tax Compliance Agreement and perform all of the duties contemplated by the Tax Compliance Agreement to be performed by the Company, as if such terms, conditions and duties were set forth in this Agreement.

SECTION 7.07.      Hazardous Substances.

(a)           The Company shall comply in all material respects with all applicable federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substances, and shall keep the Project Facilities free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations.  In the event that the Company receives any notice from any governmental authority with regard to Hazardous Substances on, from or affecting the Project Facilities, the Company shall (i) immediately notify the Bank, the Trustee and the Authority and any other person, governmental or quasi-governmental authority that it is required to notify pursuant to any applicable law at such time as it is aware of a release or

20

threatened release of a Hazardous Substance on, from or affecting the Project Facilities, (ii) immediately notify the Bank, the Trustee and the Authority at such time as an environmental investigation or clean-up proceeding is instituted by any person in connection with the Project Facilities, (iii) fully comply with and assist any such environmental investigation and clean-up proceeding, (iv) promptly execute and complete any remedial actions necessary to ensure that no environmental liens or encumbrances are levied against or exist with respect to the Project Facilities, and (v) promptly following the occurrence of any event described in clauses (i) or (ii) above and upon the written request of the Bank, the Trustee or the Authority, provide the Bank, the Trustee and the Authority, from time to time, with an environmental site assessment or report, in form and substance satisfactory to Bank, the Trustee and the Authority and (vi) provide the Bank, the Trustee and the Authority with copies of all notices received by the Company from any governmental authority or other person with regard to Hazardous Substances on, from or in any way affecting the Project Facilities.  The Company shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Project Facilities in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Bank, the Trustee and the Authority.

(b)           As used herein, the term “Hazardous Substances” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, hazardous or toxic pollutants or related materials, asbestos or any material containing asbestos, or petroleum, petroleum by-products or materials containing petroleum, or any other substance, mixture, waste, compound, material, element, product, or matter as defined by any federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.). the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.). the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et seq.l the Clean Water Act, as amended (33 U.S.C.  Sections 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Sections 7401 et seq.). and in the regulations adopted and publications promulgated pursuant thereto at any time.

SECTION 7.08.      Litigation.  The Company represents that there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated hereby, (ii) affect the validity or enforceability of this Agreement, the Indenture or any documents or instruments executed in connection herewith or therewith, (iii) affect the ability of the Company to perform its obligations under this Agreement, the Indenture or any documents or instruments executed in connection herewith or therewith, (iv) materially impair the value of the Project Facilities, (v) materially impair the Company’s right to carry on its business substantially as now conducted, or (vi) have a material adverse effect on the Company’s financial condition.

SECTION 7.09.      Tax Filings.  The Company has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment it has received, to the extent that

21

such taxes have become due, except such taxes as are being contested by the Company in good faith and by appropriate proceedings.

SECTION 7.10.      No Existing Defaults.  The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound.

SECTION 7.11.      No Material Misstatements or Omissions.  The Company represents that the Placement Memorandum, the Indenture, this Agreement and all other documents, certificates, or statements furnished to the Trustee, the Authority or the Bank by the Company in connection with the transaction hereby contemplated do not contain any untrue statement of a material fact with respect to the Company, the Project or the Project Facilities.  The Company further represents specifically that it is neither involved in any litigation required to be disclosed in the Placement Memorandum nor the subject of any investigation or administrative proceeding, except as disclosed in the Placement Memorandum.

It is specifically understood by the Company that all statements, representations and warranties made by or with respect to the Company, the Project and the Project Facilities in the Placement Memorandum, the Indenture, this Agreement and all other documents, certificates, or statements furnished to the Trustee, the Authority or the Bank by the Company in connection with the transaction hereby contemplated shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and by the Bank as an inducement to issue the Letter of Credit and that if any such statements, representations and warranties were false at the time they were made, the Authority or the Bank may, in its sole discretion, consider any such misrepresentation or breach of warranty an Event of Default hereunder and exercise the remedies provided for in this Agreement.

SECTION 7.12.      Inducement to Company.  Financial assistance provided by the Authority is an important inducement to the Company to undertake the Project and to locate or retain the Project Facilities within the Commonwealth.

SECTION 7.13.      Cooperation with Trustee.  The Company covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture.  The Company further agrees to aid in furnishing to the Authority or the Trustee any documents, financial reports, certificates or opinions that may be required under the Indenture or requested by the Trustee and to comply with the provisions thereof to the extent applicable to the Company.

SECTION 7.14.      Authority is Conduit Issuer; Company is Real Party in Interest; Covenant Not to Sue.

(a)           The Company hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement (except the Unassigned Authority’s Rights), but not the obligations of the Authority, are to be assigned first to the Trustee and then to the Bank, naming the Trustee or the Bank, as applicable, its true and lawful attorney for and in its name to enforce the terms and conditions of this Agreement.  Notwithstanding any other provision contained herein, the Company hereby

22

expressly agrees, acknowledges and covenants that it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority under and pursuant to the Indenture, excepting only such duties and obligations as the Authority may not lawfully delegate to others.

(b)           The Company covenants and agrees that it shall neither sue the Authority, or any of its board members, officers, agents or employees, past, present or future, for any claim, loss, demand, action or inaction based upon the financing of the Project with the proceeds of the Bonds nor ever raise as a defense in any proceedings whatsoever that the Authority is the true party in interest.  Notwithstanding the provisions of the foregoing sentence, the Company shall be entitled to (i) bring an action for specific performance against the Authority to compel any action required to be taken by the Authority hereunder or an action to enjoin the Authority from performing any action prohibited by this instrument, but no such action shall in any way impose pecuniary liability against the Authority or any of its board members, officers, agents or employees, and (ii) join the Authority in any litigation if such joinder is necessary to pursue any of the Company’s rights, provided that prior to such joinder the Company shall post such security as the Authority may require to further protect the Authority from loss and to pay all of the Authority’s reasonable fees and expenses incurred in connection therewith.

SECTION 7.15.      Bank Consent Required.  Whenever this Agreement requires that the consent of the Authority be obtained by the Company, the Company shall also obtain the consent of the Bank if the Letter of Credit is then in effect and the Bank is not in default of its obligations thereunder.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

SECTION 8.01.      Events of Default.  Each of the following events shall constitute an “Event of Default” under this Agreement:

(a)           failure by the Company to make any payment required by Section 3.01, 3.03, 3.04 or 3.05 hereof; or

(b)           failure by the Company to make any other payment required hereby, if such failure continues for thirty (30) days after the Authority or the Trustee gives notice to the Company that such payment was due and is unpaid; or

(c)           failure by the Company to perform any other of its obligations hereunder, if such failure continues for thirty (30) days after the Authority or the Trustee gives the Company notice thereof; provided, however, that if such performance requires work to be done, actions to be taken, or conditions to be remedied which by their nature cannot reasonably be done, taken or remedied, as the case may be, within such thirty (30) days, no Event of Default shall be deemed to have occurred or to exist if, and so long as, the Company shall commence such performance within such thirty (30) days and shall diligently and continuously proceed to completion; or

23

(d)           the Company commits any act of bankruptcy under the Bankruptcy Code or any Commonwealth bankruptcy law or any law providing for reorganization or relief for debtors or files or has filed against it a petition in bankruptcy or for arrangement or reorganization pursuant to the Bankruptcy Code or other similar law, federal or state, or if, by the decree of a court of competent jurisdiction, is adjudicated bankrupt or declared insolvent, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally when or as they become due, or consents to the appointment of a trustee, receiver or to the liquidation of all or any part of the Project Facilities, provided that, if any such proceeding is commenced by a Person other than the Company, there shall be no Event of Default if such proceedings are dismissed within thirty (30) days of the filing of the initial pleading therein; or

(e)           the Bank, in writing, declares an Event of Default under the provisions of the Reimbursement Agreement; or

(f)            any representation or warranty made by the Company herein or any statement made by the Company in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the issuance of the Bonds shall at any time prove to have been false or misleading in any material respect when made or given.

SECTION 8.02.      Acceleration.  Upon the occurrence of any “Event of Default” under the Indenture caused by, or directly or indirectly resulting from, the occurrence of an Event of Default by the Company hereunder, the Trustee (with the prior written consent of the Bank, so long as the Bank is not in default under the Letter of Credit), may, and upon request of the Owners of 25% in aggregate principal amount of the Bonds then Outstanding shall, pursuant to Section 8.02 of the Indenture, declare the principal of the then Outstanding Bonds and all accrued interest immediately due and payable, but such Trustee shall not declare the principal due and payable if such acceleration is annulled as therein provided.  Upon such declaration by the Trustee, the Authority shall have the right to terminate this Agreement and, upon such termination, there shall become immediately due and payable hereunder as then current damages of the Authority under this Agreement, an amount equal to (i) all amounts then due and payable by the Authority to the Trustee under such Section 8.02 of the Indenture, and (ii) all other amounts due and owing as loan payments hereunder.  Until such amount is paid by the Company, at the time or times and in the manner required to permit the Authority to meet its obligations under the Indenture, (A) the Authority shall continue to have all of the rights, powers and remedies herein (notwithstanding the termination hereof), and, for such time as may be necessary to enable the Authority to satisfy in full its obligations under the Indenture, (B) the term of this Agreement shall, at the election of the Authority, be extended at the will of the Authority, and (C) the Company’s obligations hereunder shall continue in full force and effect

SECTION 8.03.      Payment of Loan Payments on Default: Suit Therefor.

(a)           The Company covenants that, if default shall be made in the payment of any sum payable by the Company under this Agreement as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, then, upon demand of the Authority or its assignee, the Company will pay to the Authority or its assignee (i) the whole amount of the loan payments that then shall have become due and payable hereunder (and to the extent such loan payments represent payments due on the Bonds, such payments shall be

24

applied to the payment of the Bonds in accordance with the terms of the Indenture), and such further amount as shall be sufficient to pay the costs and expenses of collection, including reasonable compensation based upon actual time expended by the Authority and its assignee and their respective agents, attorneys and counsel, and any expenses or liabilities incurred by the Authority or its assignee (other than through the Authority’s or its assignee’s own gross negligence or bad faith).  In case the Company shall fail forthwith to pay such amounts upon such demand, the Authority or its assignee shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company the money adjudged or decreed to be payable.

(b)           If at any time there shall be proceedings in bankruptcy or for the reorganization of the Company under the United States Bankruptcy Code or any other applicable law, a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Company, or any other similar judicial proceedings relative to the Company shall have been commenced, the Authority or its assignee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the loan payments, including interest owing and unpaid in respect thereof and to file such other claims, pleadings, papers or documents as may be necessary or advisable in order to have the claims of the Authority or its assignee allowed, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.  Any receiver, assignee or trustee in bankruptcy or reorganization of the Company or any of its property is hereby authorized to make such payments to the Authority or its assignee, and to pay to the Authority or its assignee any amount due it for compensation based upon actual time expended and expenses, including counsel fees incurred by it up to the date of such distribution.

SECTION 8.04.      Other Remedies.  Whenever the Company is in default hereunder the Authority or its assignee may pursue whatever remedies may be available at law or in equity as may appear necessary or desirable to collect the amounts payable by the Company hereunder, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

No action taken pursuant to this Section 8.04 shall relieve the Company of any of the Company’s obligations, duties, liabilities, covenants and representations contained herein, all of which shall survive any such action.

SECTION 8.05.      Waiver.  The Company hereby waives and relinquishes the benefits of any present or future law exempting the Project Facilities or any part of the proceeds of sale thereof from attachment, levy or sale on execution and all benefit of stay of execution or other process

SECTION 8.06.      Cumulative Rights.  No remedy conferred upon or reserved to the Authority or its assignee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law

25

or in equity or by statute.  No waiver by the Authority or its assignee of any breach by the Company of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach, and no delay or omission to exercise any right or power shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

SECTION 8.07.      No Exercise of Remedies Without Consent of Bank.  Notwithstanding anything to the contrary contained in this Agreement, neither the Authority nor any assignee of the Authority under this Agreement shall exercise or pursue remedies or declare an Event of Default or cause an acceleration of the obligations contained in this Agreement without the prior written consent of the Bank as long as the Bank shall not be in default of its obligations under the Letter of Credit and no proceedings in insolvency, bankruptcy, reorganization, winding-up or composition or adjustment of debts has been commenced by or against the Bank.

SECTION 8.08.      Determination of Taxability Not a Default.  Notwithstanding anything to the contrary contained in this Agreement, in the event of a breach of any applicable statutory or regulatory requirement or a breach of covenant or an inaccuracy in any representation of the Company relating to the exclusion from gross income of interest on the Bonds for purposes of federal income taxation, such breach or inaccuracy shall not be considered an Event of Default hereunder so long as the Company performs all of its obligations arising out of the breach or inaccuracy including, without limitation, the payment of all amounts due under Article IH hereof if such breach or inaccuracy results in a Determination of Taxability with respect to the Bonds.

ARTICLE IX

OPTIONS TO TERMINATE AGREEMENT

SECTION 9.01.      Option to Terminate Upon Defeasance.  The Company shall have, and is hereby granted, the option to terminate its obligations under this Agreement prior to full payment of the Bonds by providing for the payment of all of the Outstanding Bonds in accordance with Article XI of the Indenture.

SECTION 9.02.      Option to Terminate Upon the Occurrence of Certain Events.  The Company shall have, and is hereby granted, the option to terminate its obligations under this Agreement if any of the events set forth below occurs:

(a)           The Project Facilities or any portion thereof shall have been damaged or destroyed (1) to such extent that they cannot, in the Company’s judgment, be reasonably restored within a period of six (6) months to the condition thereof immediately preceding such damage or destruction, or (2) to such extent that the Company is thereby prevented, in the Company’s reasonable judgment, from carrying on its normal operation of the Project Facilities for a period of six (6) months or more;

(b)           Title to, or the temporary use for a period of six (6) months or more of, all or substantially all of the Project Facilities, or such part thereof as shall materially

26

interfere, in the Company’s reasonable judgment, with the operation of the Project Facilities for the purpose for which the Project Facilities are designed, shall have been taken under, or shall have been conveyed by the Company in lieu of, the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority (including such a taking or takings as results in the Company being thereby prevented from carrying on its normal operation of the Project Facilities for a period of six (6) months or more);

(c)           Changes which the Company cannot reasonably control or overcome shall have occurred in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of the Project Facilities for the purposes contemplated by this Agreement, or technological or other changes shall have occurred which, in the judgment of the Company, render the continued operation of the Project Facilities uneconomical for such purpose; or

(d)           As a result of any changes in the Constitution of the Commonwealth or the Constitution of the United States of America, legislative or administrative action (whether state or federal), or a final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, this Agreement shall have become void and unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in this Agreement or unreasonable burdens or excessive liabilities shall have been imposed on the Company with respect to the Project Facilities, including, without limitation, the imposition of federal, state or other ad valorem, property, income, or other taxes not being imposed on the date of this Agreement.

To exercise such option, the Company, with the prior written consent of the Bank (as long as the Bank shall not be in default under the terms of the Letter of Credit), shall give written notice to the Authority and the Trustee within ninety (90) days following the event authorizing such termination, specifying therein the date of redemption of Bonds pursuant to Section 4.01 of the Indenture, which shall be the next date upon which the Bonds shall be redeemable in accordance with their terms and the terms of the Indenture and for which the required notice of redemption can practicably be given.  In accordance with the terms of the Indenture, the Company shall make arrangements for the Trustee to give the required notice of redemption.  Payment of the redemption price of Bonds redeemed pursuant to this Section 9.02 will be made in accordance with the terms of the Indenture.

Anything contained in this Agreement to the contrary notwithstanding, the Bank shall have the right (as long as the Bank shall not be in default under the terms of the Letter of Credit) to cause the Company to terminate its obligations under this Agreement in accordance with the provisions of this Section 9.02 by so notifying the Company in writing, if as a result of any changes in the Constitution of the Commonwealth or the Constitution of the United States of America or as a result of a legislative or administrative action (whether state or federal) or final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, this Agreement shall have become void and unenforceable or impossible of performance, in accordance with the intent and purposes of the parties as expressed in this Agreement.

27

ARTICLE X

MISCELLANEOUS

SECTION 10.01.    Approval of Indenture.  The Company acknowledges that it has received an executed copy of the Indenture and a copy of the Letter of Credit and that it is familiar with their provisions.  The Company agrees that it will take all such actions as are required or contemplated of it under the Indenture to preserve and protect the rights of the Trustee thereunder and that it will not take any action which would cause a default thereunder.  It is agreed by the Company and the Authority that any redemption of the Bonds prior to maturity shall be effected as provided in the Indenture.

SECTION 10.02.    Taxes and Insurance: Rights of Authority to Pay.  If the Company, at any time, fails to pay any taxes or other impositions payable by it in accordance with Section 3.04 hereof or to take out, pay for, maintain or deliver any of the insurance policies required by Article VI, or shall fail, within the time allowed by Article VIII following notice of any Event of Default, to make any other payment or perform any other act on its part to be made or performed, then the Authority may, without further notice to or demand upon the Company and without waiving any default or releasing the Company from any of its obligations under the Agreement (but shall not be obligated to): (a) pay any taxes or other impositions payable by the Company in accordance with Section 3.04 hereof, (b) take out, pay for and maintain any of the insurance policies required by Article VI hereof, or (c) make any other payment or perform any other act on the Company’s part to be made or performed as provided in this Agreement.  All sums so paid by the Authority and all necessary incidental costs and expenses in connection with the performance of any such act by the Authority shall, together with interest thereon at the legal rate, be payable to the Authority, on demand, or, at the option of the Authority, may be added to any installment of the loan payments then due or thereafter becoming due under this Agreement, and the Company covenants to pay any such sums.

SECTION 10.03.    Illegal Provisions Disregarded.  If any term or provision hereof or the application thereof for any reason or circumstance shall to any extent be held to be invalid or unenforceable, this instrument shall be invalid or unenforceable only to the extent of such invalidity or unenforceability and such invalidity or unenforceability shall not invalidate the balance of such provision or the remaining terms or provisions of this instrument or the application of such terms or provisions to persons other than those as to which it has been held invalid or unenforceable; each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law, and shall be liberally construed in favor of the Authority or its assignee in order to effect the intent of this instrument.

SECTION 10.04.    Limitation of Liability of the Authority.  In the event of any default by the Authority hereunder, and notwithstanding any provision or obligation to the contrary herein set forth, the liability of the Authority and of any legal successor to the Authority hereunder shall be limited to its interest in the Project Facilities, the improvements thereon, and the rents, issues and profits therefrom, and the lien of any judgment shall be restricted thereto.

Other than as set forth in this Section, there shall be no other recourse for damages of any kind or nature by the Company or any other entity against the Authority, its

28

incorporator, officers, members, agents and employees, past, present or future, or any of the property or other assets now or hereafter owned by it or them, either directly or indirectly, and all such recourse or liability is hereby expressly waived and released as a condition of and in consideration for execution and delivery of this Agreement by the Authority.  In the event of entry of judgment against the Authority by virtue of the power herein contained, the judgment index shall be marked to show that the judgment is limited as aforesaid.

The Authority does not assume any liability for the repayment of any mortgage or other loan with respect to the Project or the Project Facilities (including any obligations of the Company to the Bank under the terms of the Reimbursement Agreement and related instruments), or for the payment of costs, fees, penalties, taxes, interest, commissions, charges, insurance or other payments required to be paid under the terms of any such mortgage or other loan or incurred in any way in connection therewith.

The provisions of this Section shall survive any termination of this Agreement.

SECTION 10.05.    No Recourse as to Authority Officers, Etc.  No recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against any past, present or future member, officer, employee or agent of the Authority or of any successor of the Authority under any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, it expressly being agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere are solely corporate obligations of the Authority to the extent specifically limited in the Act, and that no personal liability whatsoever shall attach to or shall be incurred by such members, officers or employees of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the Bonds or implied therefrom.

The provisions of this Section shall survive any termination of this Agreement.

SECTION 10.06.    Reference to Statute or Regulation.  A reference herein to a statute or to a regulation issued by a governmental agency includes the statute or regulation in force as of the date hereof, together with all amendments and supplements thereto and any statute or regulation substituted for such statute or regulation, unless the specific language or the context of the reference herein clearly includes only the statute or regulation in force as of the date hereof

A reference herein to a governmental agency, department, board, commission or other public body or to a public officer includes an entity or officer which or who succeeds to substantially the same fiinctions as those performed by such public body or officer as of the date hereof, unless the specific language or the context of the reference herein clearly includes only such public body or public officer as of the date hereof.

SECTION 10.07.    Notices.  All notices required or authorized to be given by the Company, the Authority or the Trustee under the Indenture or pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the following addresses:

29

To the Authority:

Bradford County Industrial Development Authority

c/o: Robert J. Landy, Esquire

228 Desmond Street

P.O. Box 206

Sayre,PA 18840

To the Company:

Stabler Companies Inc.

635 Lucknow Road

Harrisburg, PA 17110

Attn: Mr. Douglas B. Danko

with a copy to:

Sherill T. Moyer, Esquire

Rhoads & Sinon LLP

One South Market Square, 12th Floor

Harrisburg,, PA 17101

To the Trustee:

AllfirstBank

213 Market Street

Harrisburg, PA 17101

To the Placement Agent and Remarketing Agent:

First Union Securities, Inc.

301 South College Street

DC 8

Charlotte, NC 28288-0600

Attn:  William Bingham, Vice President

To the Bank:

First Union National Bank

8739 Research Drive - URP4

MailcodeNC0742

Charlotte, NC 28262

Attn: International Trade Operations

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above.  Each of the above agrees that it shall send

30

a duplicate copy or executed copy of all certificates, notices, correspondence or other data and materials required to be sent to one of the above to all other parties.

SECTION 10.08.    Applicable Law.  This Agreement shall be deemed to be a contract made in the Commonwealth of Pennsylvania and governed by the laws of the Commonwealth of Pennsylvania.

SECTION 10.09.    Amendments.

(a)           This Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of any of the Bonds, consented to by the Trustee and the Bank, so long as the Bank is not in default under the Letter of Credit.

(b)           Notwithstanding Section 10.09(a) hereof and assignment of this Agreement to the Trustee or the Bank, this Agreement may be amended, as necessary, to assure compliance with Section 144(a) of the Code (relating to qualified small issue bonds); Section 147 of the Code (relating to certain requirements applicable to private activity bonds); Section 148(d)(3) of the Code (relating to the 150% limitation on investments); Section 148 of the Code (relating to higher yielding investments and the payment of arbitrage rebate); or with such other provisions of the Code as may be applicable to the Bonds, in order that the interest paid and to be paid on the Bonds shall qualify for exclusion from the gross income of the registered owners thereof (other than any Person who is a “substantial user” of the Project Facilities or a “related person” to such a “substantial user,” within the meaning of such terms as used in Section 147(a) of the Code). Any such amendment shall be in writing and shall be signed by the Company and the Authority.  A copy of each such amendment shall be given to the Trustee and to the Bank.  The Authority, the Company, the Trustee and the Bank may rely conclusively upon an opinion of Bond Counsel as to the necessity of any change relating to qualification of the Bonds as tax-exempt bonds under the Code.

SECTION 10.10.    Term of Agreement: Disposition of Remaining Money.  This Agreement shall remain in full force and effect until such time as all of the Bonds shall have been fully paid or provision made for their payment pursuant to the Indenture, the Indenture shall have been released pursuant to Section 11.01 thereof, and all other sums payable by the Company under this Agreement and the Reimbursement Agreement shall have been paid, except for those obligations of the Company which, under the terms of this Agreement, shall survive termination hereof.  Upon termination of this Agreement, the Authority shall direct the Trustee to pay over to the Company any money then remaining in the various funds and accounts established under the Indenture which is not required for the payment of the Bonds or other obligations of the Company hereunder or under the Indenture, including the payment of any final installment of arbitrage rebate which may be due and payable with respect to the Bonds; provided, however, that in each case any money remaining in the funds or accounts (other than the Rebate Fund) shall be first paid to the Bank to the extent of any money then due and owing to the Bank from the Company under the terms of the Reimbursement Agreement.

The provisions of this Section shall survive any termination of this Agreement.

31

SECTION 10.11.    Assignment of Authority’s Rights.

(a)           The Authority, immediately following execution and delivery hereof, shall assign this Agreement and all right, title and interest of the Authority in and to this Agreement and all amounts due and payable by the Company hereunder, except the Unassigned Authority’s Rights, to the Trustee as trustee, IN TRUST, to be held and applied pursuant to the provisions of the Indenture.  The Company: (1) consents to such assignment and accepts notice thereof with the same legal effect as though such acceptance was embodied in a separate instrument, separately executed after execution of such assignment; (2) agrees to pay directly to the Trustee, except as provided in Section 3.04 hereof, all payments to be made by the Company hereunder, all such payments to be made by the Company to the Trustee without any defense, set-off or counterclaim arising out of any default on the part of the Authority under the Agreement or any transaction between the Company and the Authority or between the Company and the Trustee; and (3) agrees that the Trustee may exercise any and all rights and pursue any and all remedies granted the Authority hereunder.

(b)           The Authority, immediately following execution and delivery hereof, shall assign this Agreement and all right, title and interest of the Authority in and to this Agreement and all amounts due and payable by the Company hereunder, except the Unassigned Authority’s Rights, to the Bank as further security for payment and performance of the Company’s “Obligations” under and as defined in the Reimbursement Agreement, subject, however, to the prior assignment made to the Trustee as contemplated by subsection (a) above.  The Company (1) consents to such assignment and accepts notice thereof with the same legal effect as though such acceptance was embodied in a separate instrument, separately executed after execution of such assignment, and (2) agrees that the Bank may, subject to the superior rights of the Trustee as assignee of the Authority, pursue any and all remedies granted to the Authority hereunder.

SECTION 10.12.    Assignment by Company.  This Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Trustee or the owners of the Bonds; provided, however, that any such assignment shall require the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit) and the Authority; and further provided that no assignment pursuant to this Section shall be made unless the Company shall first obtain an Opinion of Counsel that such assignment is permitted under the Act and an opinion of Bond Counsel that such assignment will not adversely affect the tax-exempt status of interest on the Bonds under the Code, copies of which shall be furnished to the Authority and the Trustee.  The Company shall, within thirty (30) days after execution thereof, furnish or cause to be furnished to the Authority, the Trustee and the Bank a true and complete copy of each such assignment together with any instrument of assumption.

SECTION 10.13.    Survival of Covenants.  Conditions and Representations.  All covenants, conditions, and representations of the Company contained herein that, by nature, implication, or expressly involve performance in any particular manner after the termination of this Agreement or that cannot be ascertained to have been performed until after termination of this Agreement, shall survive said termination.  Without intending to limit the generality of the

32

foregoing, the Company’s covenant to indemnify the Authority and the Trustee, as set forth in Section 4.08 hereof, shall survive any termination of this Agreement.

SECTION 10.14.    Headings.  The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof

SECTION 10.15.    Multiple Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and such counterparts shall constitute but one and the same instrument.

SECTION 10.16.    Consent of Authority.  Whenever the consent of the Authority is given pursuant to the terms of this Agreement, such consent shall create no liability or responsibility upon the Authority, and whenever required, shall not be unreasonably withheld.

SECTION 10.17.    Covenants for Benefit of Bondholders and Bank.  This Agreement is executed in part to induce (a) the purchase by others of the Bonds, and (b) the issuance by the Bank of the Letter of Credit, and the participation by the Bank in the funding of advances under the Letter of Credit.  Accordingly, all covenants and agreements on the part of the Company and the Authority, as set forth in the Agreement, are hereby declared to be for the benefit of the Owners from time to time of the Bonds and for the benefit of the Bank.

IN WITNESS WHEREOF, Bradford County Industrial Development Authority has caused this Agreement to be executed in its name and on its behalf by its (Vice) Chairman and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary and Stabler Companies Inc. has caused this Agreement to be executed in its name and on its behalf by an Authorized Representative as of the day and year first above written.

ATTEST:	Bradford County Industrial Development Authority

/s/ Frank J. Doyle	By	/s/
Secretary		Chairman

(SEAL)

ATTEST:	Stabler Companies, Inc.

By:
(Assistant) Secretary		(Vice) President

33

(CORPORATE SEAL)

34

IN WITNESS WHEREOF, Bradford County Industrial Development Authority has caused this Agreement to be executed in its name and on its behalf by its (Vice) Chairman and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary and Stabler Companies Inc. has caused this Agreement to be executed in its name and on its behalf by an Authorized Representative as of the day and year first above written.

ATTEST:	Bradford County Industrial Development Authority

By
Secretary		Chairman

(SEAL)

ATTEST:	Stabler Companies, Inc.

/s/	By:	/s/
Secretary		President

(CORPORATE SEAL)

35

ACKNOWLEDGEMENT

COMMONWEALTH OF PENNSYLVANIA	:
:
COUNTY OF DAUPHIN	:

On this, the 16th of February, 2000, before me, the undersigned notary public, personally appeared Cyril C. Dunmire Jr., who acknowledged himself to be President of Stabler Companies, Inc. a Pennsylvania corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained on behalf of such corporation.

I certify that I am not an officer or director of the aforesaid corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Mary A. Fitting
Notary

My Commission Expires: April 28, 2003

(SEAL)

Notarial Seal
Mary A Fitting, Notary Public
Newberry Twp York County, PA
My Commission Expires April 28, 2003

36

TRUST INDENTURE Dated

as of February 1, 2000

Between

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

and

ALLFIRST BANK, as Trustee

$4,500,000 Variable Rate

Demand/Fixed Rate Revenue Bonds

(State Aggregates Inc. Project)

Series of 2000

BOND COUNSEL	AUTHORITY SOLICITOR
Robert J. Landy, Esquire
Rhoads & Sinon LLP	Landy & Landy
One South Market Square	228 Desmond Street
Harrisburg, Pennsylvania 17101	Sayre, PA 18840

i

EXHIBIT A          Form of Floating Rate Bond

EXHIBIT B           Form of Fixed Rate Bond

EXHIBIT C           Requisition Form

EXHIBIT D          DTC Letter of Representations

THIS TRUST INDENTURE, made and entered into as of February 1, 2000, by and between the Bradford County Industrial Development Authority, a body corporate and politic constituting a public instrumentality of the Commonwealth of Pennsylvania (the “Authority”), existing under the Economic Development Financing Law (Act of August 23, 1967, P.L. 251, 73 P.S. §371 et seq., as amended and supplemented from time to time (the “Act”) and All first Bank, a Maryland State chartered bank duly organized, existing and authorized to accept and execute trusts of the character herein set out, with a corporate trust office located in Harrisburg, Pennsylvania, as trustee (the “Trustee”) and tender agent (the “Tender Agent”).

WITNESSETH:

Certain of the terms and words used in these Recitals, and in the following Granting Clauses, are defined in Section 1.01 of this Indenture.

WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, or sell industrial, commercial and other projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial and specialized facilities; and

WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Authority shall deem reasonable; and

WHEREAS, Stabler Companies Inc. (the “Company”) has requested that the Authority provide a portion of the funds to finance a project consisting of: (i) the installation of a 300 ton per hour aggregate stone based paving and related materials manufacturing plant to be occupied and used by State Aggregates Inc. (“State Aggregates”); and (ii) the payment of a portion of the cost and expenses of such financing (collectively the “Project”); and

WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

WHEREAS, the Authority has by resolution adopted on June 1, 1999, authorized the issuance of its $4,500,000 aggregate principal amount Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc. Project), Series of 2000 (the “Bonds”) for the purpose of providing funds for financing the Project; and

WHEREAS, the Company has caused to be delivered to the Trustee an irrevocable direct pay Letter of Credit (the “Letter of Credit”) issued by First Union National Bank (the “Bank”), dated February 18, 2000, providing for the payment of the aggregate principal amount and Purchase Price of the Bonds, due and payable upon maturity, optional redemption, sinking fund redemption, or acceleration upon an event of default hereunder, plus interest thereon calculated for a period up to forty-six (46) days at an interest rate of fifteen percent (15%) per annum on the Bonds; and

WHEREAS, the Bank shall be entitled to reimbursement by the Company for all amounts drawn under the Letter of Credit pursuant to a reimbursement agreement (the “Reimbursement Agreement”) among the Bank and the Company; and

WHEREAS, the Authority has entered into that certain Loan Agreement, dated as of February 1, 2000 (the “Loan Agreement”), with the Company wherein the Authority will loan the proceeds of the Bonds to the Company, and wherein the Company agrees, among other things, to make certain loan payments to the Authority, all as set forth in the Agreement; and

WHEREAS, the Authority has determined to assign, transfer, and pledge unto the Trustee, as trustee under this Indenture, all right, title, and interest of the Authority (except for certain rights of the Authority to indemnification and the payment of its costs, fees, and expenses as more particularly described in the Loan Agreement) in and to the Loan Agreement and sums payable thereunder; and

WHEREAS, the Authority is authorized by the Act to borrow money and the Authority deems it necessary to borrow money under and pursuant to provisions hereof for the purposes of, among other things, financing the costs and expenses of the Project (all in accordance with applicable law) and of carrying out its obligations under the terms of the Loan Agreement, and, to that end, the Authority has duly authorized and directed the issuance, sale, and delivery of the Bonds to be issued as fully registered bonds; and to secure payment of the principal thereof and of the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Authority has authorized the execution and delivery of this Indenture; and

WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Board of the Authority duly adopted prior to such execution and delivery; and

WHEREAS, all acts and things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Authority in accordance with their terms, and to constitute this Indenture the valid and binding agreement for the security of the Bonds, have been done and performed.

GRANTING CLAUSES AND AGREEMENTS

NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Authority under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Authority by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal, premium (if any), and interest on the Bonds according to their tenor and effect and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Authority’s obligations, the Authority does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

GRANTING CLAUSE FIRST

All right, title and interest of the Authority in and to the Loan Agreement and the security granted thereunder and under the Collateral Documents and the other Bond Documents (other than the Authority’s right to indemnification by the Company and the Authority’s right to be paid Administrative Expenses as otherwise provided herein and in the Loan Agreement), including, but not limited to (i) the obligation of the Company under Section 3.03 of the Loan Agreement to make payments at such times and in such amounts as are necessary to pay the principal of, Purchase Price, interest and redemption premium, if any, on the Bonds, (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Loan Agreement, the Collateral Documents and the other Bond Documents (except for the right to receive any Administrative Fees or Expenses and any Additional Payments to the extent payable to the Authority and any rights of the Authority to indemnification), (iii) the present and continuing right to bring actions and proceedings thereunder or for the enforcement thereof, and (iv) the present and continuing right to do any and all things which the Authority is or may become entitled to do under the Loan Agreement, the Collateral Documents and the other Bond Documents.

GRANTING CLAUSE SECOND

All right, title and interest of the Authority in and to all money and securities from time to time held by the Trustee under the terms of this Indenture; provided, however, that in consideration of the issuance by the Letter of Credit Bank of the Letter of Credit, the Authority hereby grants a security interest in the Project Fund to the Bank in order to secure payment of the obligations of the Company under the Reimbursement Agreement, the rights of the Bank therein being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

GRANTING CLAUSE THIRD

Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Authority or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

PROVIDED THAT THE BONDS AND THE AUTHORITY’S COVENANT UNDER THIS INDENTURE ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY FROM THE REVENUES AND OTHER MONEY

PLEDGED THEREFOR DESCRIBED HEREIN AND IN THE LOAN AGREEMENT; THAT THE OBLIGATION TO REIMBURSE THE BANK FOR DRAWS UNDER THE LETTER OF CREDIT AND THE OTHER OBLIGATIONS UNDER THE REIMBURSEMENT AGREEMENT ARE SOLELY OBLIGATIONS OF THE COMPANY AND ARE NOT IN ANY MANNER OBLIGATIONS OF THE AUTHORITY, THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THAT NEITHER THE GENERAL CREDIT OF THE AUTHORITY NOR THE GENERAL CREDIT OR THE TAXING POWER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED FOR THE PAYMENT OF THE BONDS OR THE PERFORMANCE OF THE AUTHORITY’S COVENANTS UNDER THIS INDENTURE, AND NEITHER THE BONDS NOR THIS INDENTURE SHALL BE OR BE DEEMED AN OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF; IT BEING FURTHER UNDERSTOOD THAT THE AUTHORITY HAS NO TAXING POWER;

THE BONDS ARE NOT AND SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY POLITICAL SUBDIVISION THEREOF, EXCEPT THE AUTHORITY, AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF SAID STATE, OR OF ANY POLITICAL SUBDIVISION, EXCEPT THE AUTHORITY, WHETHER LEGAL, MORAL OR OTHERWISE.  THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY.

TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be to the Trustee and its successors in trust forever.

IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Authority’s obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Letter of Credit Bank.

PROVIDED, HOWEVER, that if the Authority, its successors or assigns, well and truly pays, or causes to be paid, the principal or purchase price of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof, or shall provide, as permitted hereby, for payment thereof, in accordance with Article XI hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Authority’s obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article XI hereof, and upon the termination of the Loan Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Letter of Credit Bank; provided, that if the Trustee shall have received written evidence from the Letter of Credit Bank that all obligations of the Company under the Reimbursement Agreement have been satisfied and that the Reimbursement Agreement has been terminated, or if no Letter of Credit Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Company; and the Trustee shall execute and deliver to the Authority, the Letter of Credit Bank and the Company, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate.  Upon the Trustee’s assignment, transfer and turning over to the Letter of Credit Bank or the Company, as appropriate, of the Trust Estate pursuant to the provisions of Section XI hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Authority has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

ARTICLE I- DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS

Section 1.01           Definitions.  Unless the context otherwise requires, the terms defined in this Section shall, for all purposes of the recitals hereto, this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined.  Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

“Accountant” means any firm of independent certified public accountants (not an individual) selected by the Company and acceptable to the Bank.

“Act” means Economic Development Financing Law of the Commonwealth, as defined above.

“Additional Payments” means any payments required to be made by the Company pursuant to the Loan Agreement which are not required to be (i) applied to the payment of scheduled debt service on the Bonds or (ii) reimbursed to the Letter of Credit Bank for money drawn on the Letter of Credit to pay debt service on the Bonds.

“Administrative Expenses” means those expenses of the Authority and the Bank which are properly chargeable to the Company on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Authority, the Bank and the Placement Agent; and (b) fees and expenses of the

Authority’s, the Bank’s, the Trustee’s, the Tender Agent’s and the Placement Agent’s professional advisors reasonably necessary and fairly attributable to the Project Facilities, including without limiting the generality of the foregoing, fees and expenses of the Authority’s, the Trustee’s, the Bank’s and the Placement Agent’s counsel.

“Authority” means the Bradford County Industrial Development Authority, as defined above, and its successors and assigns.

“Authority Board” shall mean at any given time the governing body of the Authority.

“Authority Officer” means the Chairman, Vice Chairman, Secretary or Assistant Secretary and, when used with reference to an act or document, also means any other person authorized by resolution of the Authority to perform such act or sign such document.

“Authorized Representative” means with respect to the Company, the president, or any other person designated as an Authorized Representative of the Company, by a certified resolution of the Company filed with the Trustee.

“Available Money” means (i) money derived from drawings under the Letter of Credit, (ii) money held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any money so held for less than said one hundred twenty-four (124) day period and during and prior to which period, no petition in bankruptcy was filed by or against the Company or the Authority under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed, (iii) investment income derived from the investment of money described in clauses (i) or (ii) above, or (iv) any other money, if the Trustee and the Letter of Credit Bank have received an opinion of nationally recognized counsel acceptable to Moody’s experienced in bankruptcy matters to the effect that payment of the principal or purchase price of or interest on the Bonds with such money would not, in the event of bankruptcy of the Company, the Authority, any affiliate of the Company or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

“Bank” means First Union National Bank, a national banking association organized under the laws of the United States of America, whose principal office is located in Charlotte, North Carolina, its lawful successors and assigns and, if applicable, the issuer of any Substitute Letter of Credit hereunder.

“Bankruptcy Code” means the Federal Bankruptcy Code, 11 U.S.C. §101 et seq., as amended and supplemented from time to time.

“Bond Counsel” means Rhoads & Sinon LLP, Harrisburg, Pennsylvania, or such other attorney at law or firm of attorneys at law of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions (including the status of the interest paid thereon for federal income tax purposes), duly admitted to the practice of law before the highest court of any state, district or territory of the United States of America.

“Bond Documents” means any or all of the Loan Agreement, this Indenture, the Tender Agent Agreement, the Remarketing Agreement and all documents, certificates and instruments executed in connection therewith.

“Bond Fund” means the fund created in Section 6.01 hereof.

“Bond Registrar” means any bank, national banking association or trust company designated as registrar for the Bonds, and its successor appointed under the Indenture.

“Bonds” means the Bonds as defined above.

“Bond Year” shall have the meaning ascribed to such term in the Tax Compliance Agreement delivered by the Company on the date of issuance of the Bonds.

“Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the State of North Carolina, the City of New York or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed.

“Certificate.” “Statement.” “Request.” “Requisition” and “Order” means (a) with respect to the Authority, a written certificate, statement, request, requisition or order signed in the name of the Authority by its Chairman, Vice Chairman, or such other person as may be designated and authorized to sign for the Authority, or (b) with respect to the Company, a written certificate, statement, request, requisition or order signed by an Authorized Representative of the Company.  Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument.  If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in such Section 1.02.

“Certified Resolution of the Authority” means a copy of a resolution of the Authority Board certified by the Secretary or an Assistant Secretary of the Authority, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Authority Board and to be in full force and effect on the date of such certification.

“Certified Resolution of the Company” means a copy of the resolution or other appropriate action of the Company duly adopted and in full force and effect as of the date of the execution and delivery of the Bonds and the Letter of Credit.

“Clearing Fund” means the fund established by that name pursuant to Section 3.03 hereof.

“Closing Date” means February 18, 2000, or such other date which shall be the date of the execution and delivery of the Loan Agreement and the other Bond Documents and the issuance and delivery of the Bonds.

“Code” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, to the extent applicable to the Bonds.

“Collateral” means all of the rights and assets of the Company or any other Person in which the Authority or the Trustee is now or hereafter granted a lien or security interest in order to secure the performance of (i) the Company’s obligations under the Loan Agreement or any of the Collateral Documents or (ii) the obligations of the Authority hereunder or under the Bonds.

“Collateral Documents” means all documents executed and delivered or to be executed and delivered and under which the Authority or the Trustee is granted a lien or security interest in any of the rights and assets of the Company or any other Person in order to secure the performance of the Company’s obligations under the Loan Agreement or any other Bond Documents or the obligations of the Authority hereunder or under the Bonds.

“Commonwealth” means the Commonwealth of Pennsylvania.

“Company” means Stabler Companies Inc., a Pennsylvania business corporation.

“Completion Date” means the date of completion of the Project, as that date shall be certified as provided in Section 2.03 of the Loan Agreement.

“Conversion Date” means the Optional Conversion Date.

“Conversion Option” means the option granted to the Company in Section 5.01 hereof pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date.

“Cost” or “Costs” means any cost in respect of the Project Facilities permitted under the Act and the Code.

“Counsel” means an attorney-at-law or law firm (who may be counsel for the Company or for the Authority) not unsatisfactory to the Trustee.

“County” means the County of Bradford, Pennsylvania.

“Debt Service Requirements.” with reference to a specified period means, with respect to Bonds:

(a)   amounts required to be paid into any mandatory sinking fund account during the period; and

(b)   amounts needed to pay the principal of such indebtedness maturing during the period and not to be redeemed prior to maturity from amounts on deposit in any sinking fund or redemption, retirement or similar fund or account; and

(c)   interest payable on the subject indebtedness during the period, excluding capitalized interest and amounts on deposit with the Trustee which are available under the Indenture to pay interest with respect to such indebtedness.

“Demand Purchase Notice” means a notice delivered pursuant to paragraph (i) of Section 5.04 hereof.

“Demand Purchase Option” means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date pursuant to Section 5.04 hereof.

“Designated Corporate Trust Office” means the designated corporate trust office of the Trustee, which at the date of the execution of the Indenture is located at 213 Market Street, Harrisburg, PA.

“Determination Date” means with respect to any Floating Rate Bonds, each Wednesday or if such Wednesday is not a Business Day, on the next succeeding Business Day.

“Determination of Taxability” means, with respect to any Bond, the first to occur of the following events: (i) the date on which the Company determines that an Event of Taxability (hereinafter defined) has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred; (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred; (iii) the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred; (iv) the date the Trustee shall have received written notice from any owner of the Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that (a) no Determination of Taxability described in each of clauses (i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of Rhoads & Sinon LLP or other nationally recognized bond counsel satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred, and (b) no Determination of Taxability described in each of clauses (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

“DTC” means The Depository Trust Company.

“Event of Default” means any of the events specified in Section 8.01 of this Indenture.

“Event of Taxability’ means, with respect to any Bond, a change of law or regulation, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including without limitation the fact that any representations or warranties of the Company or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest (i) is includable in the gross income of an owner or former owner of any Bond while such owner or former owner is or was a “substantial user” or a “related person” to a “substantial user” of the Project Facilities (as such terms are used in Section 147(a)(l) of the Code) or (ii) is deemed an item of tax preference, including without limitation an item of tax preference, including without limitation an item subject to any alternative minimum tax.

“Fiscal Year” means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve consecutive months established by the Company as its new Fiscal Year.

“Fixed Rate” means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with Section 2.02(D) hereof.

“Fixed Rate Bonds” means any Bonds which shall be converted to a Fixed Rate in accordance with the provisions of this Indenture.

“Fixed Rate Period” means, with respect to any Bonds, a period during which interest on such Bonds accrues at a Fixed Rate.

“Floating Rate” means a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon; said interest rate to be in effect on the Bonds from the date of issuance of the Bonds until (but not including) the Conversion Date, as said rate is determined in accordance with Section 2.02(C) hereof.

“Floating Rate Bonds” means any Bonds which bear interest at the Floating Rate.

“Generally Accepted Accounting Principles” means those accounting principles applicable in the preparation of financial statements of business institutions or industrial development authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor body.

“Government Obligations” means direct obligations of (including obligations issued or held in book entry form), or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by the United States of America.

“Holder,” “Owner” or “Bondholders” whenever used herein with respect to a Bond, means the person in whose name such Bond is registered on the registration books maintained by the Trustee.

“Indenture” means this Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Indenture.

“Interest Payment Date” means, prior to the Conversion Date, the first (1st) Business Day of each calendar month, commencing April 3, 2000, and from and after the Conversion Date, February 1 and August 1 of each year, commencing on the February 1 or August 1 next following the Conversion Date.

“Investment Securities” means any of the following which at the time are legal investments under the laws of the Commonwealth for money held hereunder and then proposed to be invested therein:

(i)    Government Obligations;

(ii)   bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental or other government-sponsored agencies which may be hereafter created by the United States, provided, however, that the full and timely payment of the securities issued by each such agency or government sponsored agency is secured by the full faith and credit of the United States;

(iii)  certificates of deposit of, or time deposits in, any bank (including the Trustee) or savings and loan association having securities rated at the time of purchase or acquisition in one of the three highest rating categories of Moody’s or S&P;

(iv)  certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses (i) and (ii) of this definition, provided that such obligations are held in the custody of a bank or trust company acceptable to the Trustee in a special account separate from the general assets of such custodian;

(v)   obligations which are rated at the time of purchase in one of the two highest rating categories of Moody’s and the interest on which is not includable in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (i) or (ii) of this definition;

(vi)  guaranteed investment contracts or other similar financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated at the time of purchase in one of the two highest rating categories by Moody’s;

(vii) any investment approved in writing by the Bank and Moody’s;

(viii)        repurchase agreements issued by financial institutions (i) insured by the Federal Deposit Insurance Corporation or (ii) whose senior debt obligations at the time of purchase are rated in any of the three highest rating categories by Moody’s; provided, such repurchase agreements are subject to perfected security interests in the

Investment Securities of the kind specified in paragraphs (i) or (ii) above; and provided, further (1) the Trustee has possession of the collateral, (2) the Trustee has a perfected first security interest in the collateral, (3) the collateral is free and clear of any third party liens and (4) failure to maintain the requisite collateral percentage will require the Trustee to liquidate the collateral;

(ix)   money market funds investing in Investment Securities of the kind specified in paragraphs (i) or (ii) above; and

(x)    any other security or obligation constituting a permitted investment under the Act, provided that the Bank and Moody’s consent to the investment of funds in such security or obligation.

“Issue Date” means the date on which the Trustee authenticates the Bonds and on which the Bonds are delivered to the purchasers thereof upon original issuance.

“Letter of Credit” means the Irrevocable Direct Pay Letter of Credit issued by the Letter of Credit Bank pursuant to the provisions of the Reimbursement Agreement, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

“Letter of Credit Bank” means the Bank, as issuer of the Letter of Credit, and its lawful successors and assigns, and to the extent applicable, the issuer of any Substitute Letter of Credit.

“Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

“Letter of Representation” means the Letter of Representation by and among DTC, the Tender Agent, the Trustee and the Remarketing Agent, described in Section 2.14 hereof and attached hereto as Exhibit D.

“Loan Agreement” means the Loan Agreement, dated as of February 1, 2000, between the Authority and the Company, together with all supplements thereto.

“Mandatory Tender Date” means a date upon which Bonds are subject to mandatory tender in accordance with terms of Section 5.03 hereof

“Mandatory Tender Notice” means the notice required to be given in connection with a mandatory tender of Bonds in accordance with provisions of Section 5.03 hereof

“Maturity Date” means, with respect to the Bonds, February 1, 2015.

“Maximum Rate” means the lesser of (i) fifteen percent (15%) per annum or (ii) the highest rate permitted by applicable law.

“Moody’s” means Moody’s Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Authority, with the approval of the Company.

“Net Proceeds” when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys’ fees and disbursements) incurred in the collection of such proceeds or award from the gross proceeds thereof.

“Obligation Termination Date” means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Reimbursement Agreement have been paid in full.

“Officers’ Certificate” means with respect to the Authority, a certificate, duly executed by the Chairman or Vice Chairman, Secretary or Assistant Secretary, Treasurer or Assistant Treasurer of the Authority, under the corporate seal of the Authority; or with respect to the Company, a certificate duly executed by an Authorized Representative of the Company.

“Opinion of Counsel” means a written opinion of counsel (who may be counsel for the Authority) selected by the Authority.  If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

“Optional Conversion Date” means that date on or after April 3, 2000, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option in accordance with the terms of this Indenture.

“Outstanding.” when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 12.10) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore cancelled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Authority shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; and (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

“Permitted Encumbrances” means any liens or encumbrances permitted under the Reimbursement Agreement or otherwise permitted by the Bank.

“Person” means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

“Placement Agent” means First Union Securities, Inc.

“Pledge Agreement” means (i) the Pledge Security and Indemnification Agreement dated as of February 1, 2000, by and between the Bank and the Company, and any amendments or supplements thereto, and (ii) the Pledge Security and Indemnification Agreement made by the Company to any Substitute Bank, and any amendments or supplements thereto.

“Pledged Bonds” means any Bonds which shall, at the time of determination thereof, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

“Pledged Bonds Custodian” means that banking corporation which serves as the custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement.  The initial Pledged Bonds Custodian shall be the Tender Agent,

“Project” means (i) the installation of a 300 ton per hour aggregate stone based paving and related materials manufacturing plant at the Property, to used and occupied by State Aggregates; and (ii) the payment of a portion of the cost and expenses of such financing.

“Project Facilities” shall mean the building, fixtures, equipment, machinery and other facilities to be located on the Property, acquired, installed, constructed or purchased, in whole or in part, with the proceeds of the Bonds.

“Project Fund” means the fund established by that name pursuant to Section 6 hereof.

“Property” means certain real property located in the Township of Sheshequin, Bradford County, Pennsylvania, as more fully described in the Collateral Documents.

“Purchase Price” means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Sections 5.01, 5.03 or 5.04 hereof, plus accrued and unpaid interest thereon to the date of purchase.

“Rating Agency” means Moody’s when the Bonds are rated by Moody’s and S&P when the Bonds are rated by S&P.

“Rating Category” means one of the general rating categories of Moody’s or S&P, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

“Rebate Fund” means the fund by that name established pursuant to the provisions of Section 6.13 hereof.

“Record Date” means, prior to the Conversion Date, that which is the calendar day next preceding any Interest Payment Date and thereafter, that date which is the fifteenth (15th) day next preceding any Interest Payment Date.

“Reimbursement Agreement” means the Reimbursement Agreement dated as of February 1, 2000, by and among the Company and the Bank, and any other similar agreement entered into in connection with the issuance of any Substitute Letter of Credit and any and all modifications, alterations, amendments and supplements thereto.

“Remarketing Agent” means (singly or collectively, as the case may be) the remarketing agent(s) appointed by the Company and approved in writing by the Authority and at the time serving as such under the Remarketing Agreement.

“Remarketing Agreement” means the Remarketing Agreement, dated as of February 1, 2000, by and between the Company and First Union Securities, Inc..

“Revenues” means all amounts received by the Authority or the Trustee for the account of the Authority pursuant or with respect to the Loan Agreement, and all amounts received by the Authority or the Trustee with respect to the Letter of Credit, including without limiting the generality of the foregoing, payments under the Loan Agreement (including both timely and delinquent payments and late charges, and whether paid from any source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture.

“S&P” means Standard & Poor’s Corporation, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency designated by the Authority, with the approval of the Company.

“State Aggregates” means State Aggregates Inc., a Pennsylvania business corporation.

“Substitute Bank” means a commercial bank, savings and loan association or savings bank which has issued a Substitute Letter of Credit.

“Substitute Letter of Credit” means a letter of credit delivered to the Trustee in accordance with Section 4.07 of the Loan Agreement (i) issued by the Bank or a Substitute Bank, the short term unsecured debt of which shall then have been assigned a rating by Moody’s of “P-1” (ii) replacing any existing Letter of Credit, (iii) dated no later than the date of the expiration or replacement date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is fifteen (15) days after an Interest Payment Date for the Bonds, (v) having a term of at least one year; and (vi) issued on substantially identical terms and conditions as the then existing Letter of Credit except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time outstanding, plus (B) an amount equal to (i) prior to the Conversion Date, forty-six (46) days, interest (computed at a maximum rate of fifteen percent (15%) per annum) on all Bonds at the time Outstanding; and (ii) from and after the Conversion Date, two hundred (200) days’ interest (computed at the Fixed Rate on all Bonds at the time Outstanding).

“Substitution Date” shall mean the date the Company delivers a Substitute Letter of Credit to the Trustee in accordance with the terms and conditions of Section 4.07 of the Loan Agreement.

“Supplemental Indenture” means any indenture hereafter duly authorized and entered into between the Authority and the Trustee, supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

“Tax Compliance Agreement” means the Tax Compliance Agreement and Certificate dated February 1, 2000, by and among the Authority, the Company and the Trustee.

“Tender Agent” means Allfirst Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent hereunder and under the Tender Agent Agreement. “Delivery Office” and “Designated Office” of the Tender Agent means 213 Market Street, Harrisburg, PA, or such other address as may be designated in writing to the Authority, the Trustee, the Remarking Agent and the Company.

“Tender Agent Agreement” means the Tender Agent Agreement dated as of February 1, 2000, among the Company and the Trustee, as Tender Agent, and any amendments and supplements thereto.

“Trust Estate” means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Letter of Credit Bank pursuant to the Granting Clauses hereof, which does not include the money on deposit from time to time in the Rebate Fund pursuant to Section 6.13 hereof

“Trustee” means Allfirst Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

“Unremarketed Bonds” means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof but which have not been remarketed.

“Weekly Period” shall mean, while the Bonds bear interest at the Floating Rate, the weekly period that begins on and includes Thursday of each calendar week and ends at the close of business on Wednesday of the next succeeding week.

Section 1.02           Content of Certificates and Opinions.  The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such person, such provision has been complied with.

Any such certificate or opinion made or given by an officer of the Authority or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous.  Any such certificate or opinion made or given by counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Company as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Company, unless such counsel or accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such person’s certificate or opinion or representation may be based, as aforesaid, is erroneous.  The same officer of the Authority or the Company, or the same counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel or accountants may certify to different matters, respectively.

Section 1.03           Interpretation.

(a)   Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

(b)   Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

(c)   All references herein to “Articles,” “Sections” and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words “herein,” “hereof,” “hereby,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof

(d)   Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect or (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds.

ARTICLE II- THE BONDS

Section 2.01           Authorization of Bonds.  The Bonds shall be issued hereunder in order to obtain money to finance the Project for the benefit of the Authority and the Company.  The Bonds shall be comprised of a series of bonds designated as “Bradford County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc.  Project), Series of 2000” The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Four Million Five Hundred Thousand Dollars ($4,500,000).  No additional Bonds may be issued under this Indenture.  This Indenture constitutes a continuing agreement by the Authority for the benefit of the Holders from time to time of the Bonds to secure the full payment of the principal of and interest on all such Bonds subject to the covenants, provisions and conditions herein contained.

Section 2.02           Terms of Bonds; Interest on the Bonds.

(A) The Bonds shall be issued in fully registered form.  Prior to the Conversion Date, (i) such Bonds shall be outstanding in denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof From and after the Conversion Date, (i) such Bonds shall be Outstanding in denominations of $5,000 or any integral multiple of $5,000 and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $5,000 or any integral multiple of $5,000 in excess thereof.  The Bonds shall be dated as of the date of delivery and shall mature, subject to prior redemption, as provided herein.  Unless the Authority shall otherwise direct, prior to the Conversion Date the Bonds shall be lettered “VR” and shall be numbered consecutively from 1 upward and after the Conversion Date the Bonds shall be lettered “FR” and shall be numbered consecutively from 1 upward.

(B) Each of the Bonds shall be dated the Issue Date and shall bear interest, payable (i) prior to the Conversion Date, on the first Business Day of each calendar month, commencing April 3, 2000; (ii) on the Conversion Date and (iii) from and after the Conversion Date, on February 1 and August 1 of each year, commencing on the February 1 or August 1 next following the Conversion Date, in each case from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, in which case from the Issue Date, until payment of the principal thereof has been made or duly provided for.  Notwithstanding the foregoing, any Bond authenticated after any Record Date and before the following Interest Payment Date shall bear interest from such Interest Payment Date; provided, however, that if the Authority shall default in the payment of interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Issue Date.  The Bonds shall mature as provided in Section 4.01 (c) herein.

(C)           (i)  From the Issue Date to the Conversion Date, the Bonds shall bear interest at the Floating Rate.  The Floating Rate shall be determined by the Remarketing Agent by 9:30 a.m. on each Determination Date and shall be effective for the immediately following Weekly Period.

(ii)  The Remarketing Agent shall advise the Trustee of the Floating Rate by telephone (confirmed by telecopy to the Trustee) at or before the close of business on each Determination Date.  Upon request of any Bondholder, the Remarketing Agent shall notify such Bondholder of the Floating Rate then borne by the Bonds.

(iii) If for any reason the interest rate on a Bond for any Weekly Period is not determined by the Remarketing Agent pursuant to (C)(i) above, or a court holds that the

Floating Rate, set as provided pursuant to (C)(i) above, is invalid or unenforceable, the Floating Rate for the Bonds shall be for (a) the first weekly period that the applicable Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate for such series of Bonds established by the Remarketing Agent pursuant to (C)(i) on the immediately preceding Determination Date and (b) on each Determination Date thereafter, shall be a rate per annum equal to 85% of the interest rate per annum for 30 day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

(iv) The determination of the Floating Rate by the Remarketing Agent shall be conclusive and binding upon the Authority, the Trustee, the Bank, the Company, the Remarketing Agent, the Tender Agent and the owners of the Bonds.

Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed fifteen (15%) per annum.

(D)          The Bonds shall bear interest at the Fixed Rate from and after the Conversion Date until the maturity of the Bonds.  The Fixed Rate shall be a fixed annual interest rate on the Bonds, such Fixed Rate to be established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments from purchasers on or prior to the fifth (5th) day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par.

(E)           Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365/366-day year, for the actual number of days elapsed.  On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.  The principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America at the Designated Corporate Trust office of the Trustee, or of its successor in trust.  The Purchase Price of the Bonds shall be payable in lawful money of the United States of America by the Tender Agent to the Owner of Bonds entitled to receive such Purchase Price.

Interest on the Bonds shall be payable on each Interest Payment Date to the persons in whose name the Bonds are registered at the close of business on the Record Date for the respective Interest Payment Date.  Interest shall be paid by check mailed to each Owner at the addresses shown on the registration books maintained by the Trustee, provided that such interest shall be paid by wire transfer to (i) the Bank and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request to the Trustee at least fifteen (15) days before a Record Date specifying the account address and wiring instructions.  Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or reregistration of the Bond.

The principal of the Bonds shall be payable in lawful money of the United States of America at the Designated Corporate Trust Office of the Trustee; provided, however, that payment of Bonds tendered pursuant to Sections 5.01, 5.03 and 5.04 hereof shall be paid at the

Delivery Office of the Trustee.  No payment of principal shall be made on any Bond until such Bond is surrendered to the Trustee at its Designated Corporate Trust Office.

Section 2.03           Execution of Bonds.  The Bonds shall be executed in the name and on behalf of the Authority with the manual or facsimile signature of its Chairman or Vice Chairman and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, and the seal of the Authority will be impressed or imprinted on the Bonds by facsimile or otherwise.  The Bonds shall then be delivered to the Trustee for authentication by it.  In case any of the officers who shall have signed or attested any of the Bonds shall cease to be such officer or officers of the Authority before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Authority as though those who signed and attested the same had continued to be such officers of the Authority, and also any Bond may be signed and attested on behalf of the Authority by such persons as at the actual date of execution of such Bond shall be the proper officers of the Authority although at the nominal date of such Bond any such person shall not have been such officer of the Authority.

Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Bond, manually executed by the Trustee, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

Section 2.04           Authentication.

(a)   The Authority hereby appoints the Tender Agent as a co-authenticating agent for the Bonds.

(b)   No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the forms set forth in Exhibits A and B, attached hereto, shall have been duly executed by the Trustee or by the Tender Agent and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture.  The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

(c)   In the event the Bond is deemed tendered to the Tender Agent as provided in Section 5.01, 5.03 or 5.04 hereof but is not physically delivered to the Tender Agent, the Authority shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

Section 2.05           Form of Bonds.  The Floating Rate Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be substantially in the form set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.  The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.

Section 2.06           Transfer of Bonds.  Any Bond may be transferred in accordance with its terms upon the books required to be kept pursuant to the provisions of Section 2.08 hereof.  Such transfer shall be made, in accordance with the requirements of Section 2.02 hereof, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Trustee.

Whenever any Bond or Bonds shall be surrendered for transfer, the Authority shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver a new Bond or Bonds of the same Series for a like aggregate principal amount.  The Trustee shall require the Bondholder requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such transfer.

During the Fixed Rate Period, the Trustee shall not be required to transfer any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

Section 2.07           Exchange of Bonds.  Bonds may be exchanged at the Designated Corporate Trust Office of the Trustee for a like aggregate principal amount of Bonds of the same Series of other authorized denominations in accordance with the requirements of Section 2.02 hereof.  The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such exchange.

During the Fixed Rate Period, the Trustee shall not be required to exchange any Bond during the period beginning fifteen (15) days before the mailing of notice of redemption calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

Section 2.08           Bond Registrar.  The Trustee is hereby appointed the Bond Registrar of the Authority and the Tender Agent is hereby appointed the Co-Bond Registrar of the Authority.  The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours by the Authority, the Company, the Bank and the Remarketing Agent; and, upon presentation for such purpose, the Trustee or the Tender Agent, as the case may be, shall, under such reasonable regulations as they may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

Section 2.09           Temporary Bonds.  The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery.  Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Authority, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate.  Every temporary Bond shall be executed by the Authority and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds.  If the Authority issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered for cancellation, in exchange therefor at the Designated Corporate Trust Office of the Trustee and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of authorized denominations.  Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

Section 2.10           Bond Mutilated, Lost, Destroyed or Stolen.  If any Bond shall become mutilated, the Authority, at the expense of the Holder of said Bond, shall execute and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated.  Every mutilated Bond so surrendered to the Trustee shall be cancelled by it and delivered to, or upon the order of, the Authority.  If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Authority, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof).  The Authority may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Authority and the Trustee in connection therewith.  Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Authority whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

Section 2.11           Cancellation and Destruction of Surrendered Bonds.  All Bonds surrendered for payment or redemption and all Bonds purchased with money available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be cancelled and destroyed by the Trustee.  The Trustee shall deliver to the Authority certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

Section 2.12           Acts of Bondholders: Evidence of Ownership.  Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agents appointed in writing.  The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgements or by an affidavit of a witness to such execution.  Any action by the Holder of any Bond shall bind all future Holders of the same Bond in respect of any thing done or suffered by the Authority or the Trustee in pursuance thereof

Section 2.13           CUSP Number.  The Authority, for the convenience of the registered Owners of the Bonds, may cause CUSIP (Committee on uniform security Identification Procedures) numbers to be printed on such Bonds.  No representation shall be made as to the correctness or accuracy of such numbers, either as printed on such Bonds or as contained in any notice of redemption, and the Authority shall have no liability of any sort with respect thereto.  No reliance with respect to any redemption notices with respect to any Bond may be placed on the identification number printed thereon.

Section 2.14           Book-Entry-Only System for the Bonds.

(a)   Notwithstanding the foregoing provisions of this Article II, the Bonds shall initially be issued in the form of one fully registered Bond for the aggregate principal amount of the Bonds of each maturity, which Bonds shall be registered in the name of CEDE & Co., as nominee of DTC.  Except as provided in paragraph (g) below, all of the Bonds shall be registered in the registration books kept by the Trustee in the name of CEDE & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC.  No person other than DTC or its nominee shall be entitled to receive from the Authority or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the registration books maintained by the Trustee, in connection with discontinuing the book entry system as provided in paragraph (g) below or otherwise.

(b)   So long as the Bonds or any portion thereof are registered in the name of DTC, the principal or redemption price of and interest on such Bond shall be made to DTC or its nominee in same day funds on the dates provided for such payments under this Indenture.  Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Authority or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid.  In the event of the redemption of less than all of the Bonds Outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bonds certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, in each case, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

(c)   The Authority and the Trustee shall treat DTC (or its nominee) as the sole and exclusive Owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Owners of Bonds under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Owners of Bonds and for all other purposes whatsoever; and neither the Authority nor the Trustee shall be affected by any notice to the contrary.  Neither the Authority nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other person which is not shown on the registration books of the Trustee as being an owner of Bonds, with respect to either: (1) the Bonds; or (2) the accuracy of any records maintained by DTC or any such participants; or (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds; or (4) any notice which is permitted or required to be given to Owners of Bonds under this Indenture; or (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Bonds; or (6) any consent given or other action taken by DTC as an Owner of Bonds.

(d)   So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Owners of Bonds under this Indenture shall be given to DTC as provided in the Letter of Representation, the form of which is attached hereto as Exhibit D.

(e)   In connection with any notice or other communication to be provided to Owners of Bonds pursuant to this Indenture by the Authority or the Trustee with respect to any consent or other action to be taken by Owners of Bonds, DTC shall consider the date of receipt of notice requesting such consent or other action as the Record Date for such consent or other action, provided that the Authority or the Trustee may establish a special Record Date for such consent or other action.  The Authority or the Trustee shall give DTC notice of such special Record Date not less than fifteen (15) calendar days in advance of such special Record Date to the extent possible.

(f)    At or prior to settlement for the Bonds, the Authority and the Trustee shall execute or signify their approval of the Letter of Representation in substantially the form attached hereto as Exhibit D. Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Letter of Representation.

(g)   The book-entry-only system for registration of the ownership of the Bonds may be discontinued at any time if either: (1) after notice to the Authority and the Trustee, DTC determines to resign as securities depository for the Bonds; or (2) after notice to DTC and the Trustee, the Authority determines that continuation of the system of book-entry-only transfers through DTC (or through a successor securities depository) is not in the best interest of the Authority.  In either of such events, unless the Authority appoints a successor securities depository, the Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated in writing by DTC, but without any liability on the part of the Authority or the Trustee for the accuracy of such designation.  Whenever DTC requests the Authority and the Trustee to do so, the Authority and the Trustee shall cooperate with DTC in taking appropriate action after reasonable written notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

ARTICLE III - ID ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

Section 3.01           Issuance of the Bonds.  At any time after the execution of this Indenture, the Authority may execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and, upon request of the Authority, deliver the Bonds in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000).

Section 3.02           Validity of Bonds.  The validity of the authorization and issuance of the Bonds is not dependent on and shall not be affected in any way by any proceedings taken by the Authority or the Trustee with respect to or in connection with the Loan Agreement.  The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the Commonwealth shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

Section 3.03           Disposition of Proceeds of the Bonds and Other Amounts.  The Authority shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any money deposited by the Company as an equity contribution.  The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and in the following order, the Trustee shall:

(a)   Transfer to the persons identified on the Closing Statement delivered to the Trustee on the Closing Date to pay or reserve for payment any and all costs of issuance incurred in connection with the Bonds (including, without limitation, Administrative Expenses); and

(b)   Transfer to the Company in accordance with the Closing Statement funds sufficient to reimburse the Company for costs of the Project which were incurred and paid prior to the Closing Date and which are Qualified Project Costs of the Project (as such term is defined in the Tax Compliance Agreement);

(c)   Transfer to the credit of the Project Fund the balance of the Clearing Fund not otherwise reserved for payment of the items described in Subsection 3.03(a) above.

ARTICLE IV - REDEMPTION OF BONDS BEFORE MATURITY

Section 4.01           Extraordinary Redemption.

(a)   The Bonds are callable for redemption in the event (i) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Loan Agreement or (ii) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to this Section 4.01 (a), the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof being redeemed, plus accrued interest to the redemption date.

(b)   Mandatory Redemption.  The Bonds are subject to mandatory redemption:

(i)    five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

(ii)   on any Interest Payment Date, in whole or in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established hereunder upon completion of the Project, as set forth in Section 6.08 hereof.

(iii)     at any time, in whole, within one hundred eighty (180) days after the occurrence of a Determination of Taxability, at a redemption price of one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

Section 4.02           Optional Redemption.  On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to provisions of Section 4.03 hereof, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

After the Conversion Date, if the length of time from the Conversion Date to the final maturity date of the Bonds is seven (7) years or more, the Bonds are subject to redemption by the Authority, at the option of the Company, on or after the fifth anniversary of the Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

Notwithstanding the foregoing, no such optional redemption shall occur after the Conversion Date unless there shall be available in the Bond Fund sufficient Available Money to pay all amounts due with respect to such a redemption.

Section 4.03           Notice of Redemption.  So long as the Bonds are registered in the name of DTC or its nominee, the Trustee shall cause notice of any redemption of Bonds hereunder to be made in accordance with the Letter of Representation.  If at any time the book— entry-only system shall be discontinued, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption in all other instances to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books.  Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of money by the Trustee for such purpose on or prior to the redemption date.  Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, Company and to the Remarketing Agent.

Section 4.04           Interest on Bonds Called for Redemption.  Upon the giving of notice and the deposit of Available Money for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

Section 4.05           Cancellation.  All Bonds which have been redeemed shall not be reissued but shall be cancelled and destroyed by the Trustee in accordance with Section 2.11 hereof.

Section 4.06           Partial Redemption of Bonds.

(a)   If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

(b)   Upon surrender of any Bond for redemption in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.  If all or a portion of Bonds tendered for purchase pursuant to Section 5.04 hereof have been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bonds, shall authenticate and redeliver only such portion of tendered Bonds not subject to redemption.  The Tender Agent shall deliver to the tendering Bondholder a copy of the notice of redemption, indicating the portion of the Bonds subject thereto, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the bonds not called for redemption.  The principal of and interest accrued on the Bonds called for redemption shall be paid to such bondholder on the redemption date.  The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the cancelled Bond to the Trustee.

(c)   (i)  Prior to the Conversion Date, in case a Bond is of a denomination larger than $100,000, a portion of such Bond ($100,000 or any integral multiple of $5,000 in excess thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

(ii)   After the Conversion Date, in case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $5,000 or any integral multiple of $5,000.

(d)   Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds.  If the aggregate principal amount of Pledged Bonds at the time of selection is less than the amount available for the partial redemption of the Bonds, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

Section 4.07           Payment of Redemption Price with Available Money.  Notwithstanding any provision to the contrary contained in this Indenture, the payment of the redemption price of Bonds shall be made only from Available Money from the sources and in the order provided in Section 6.03 hereof.  On the Business Day prior to each date that the Bonds are subject to redemption, the Trustee shall draw on the Letter of Credit in accordance with its terms an amount sufficient to pay the full redemption price of the Bonds then subject to redemption.  As long as the Bank is not in default under the Letter of Credit, the Trustee shall not call Bonds for optional redemption unless it has received written consent to such optional redemption from the Letter of Credit Bank.

ARTICLE V - CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION

Section 5.01           Conversion of Interest Rate on Conversion Date.

(a)   The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate, upon the exercise by the Company of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date.  To exercise the Conversion Option, the Company shall notify the Trustee, the Tender Agent, the Bank, the Authority and the Remarketing Agent at least thirty-five (35) days prior to the Conversion Date of such exercise, cause the Remarketing Agent to furnish to the Trustee the information set forth in paragraph 3 below and, thereafter cause the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar.  No such notice may be given unless the Trustee first receives (i) an opinion of Rhoads & Sinon LLP or other nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be includable in gross income of the Bondholders for federal income tax purposes, (ii) a commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on the Conversion Date, together with a form of such Substitute Letter of Credit, and (iii) a Company certificate to the effect that each of the Company’s representations and warranties made in the Loan Agreement and in any other agreements or certificates given by the Company in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date.  Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  Said notice shall state in substance the following:

(i)    The Conversion Date.

(ii)   That the existing Letter of Credit will expire five (5) Business Days after the Conversion Date.

(iii)  That unless firm commitments for the purchase of all Outstanding Bonds have been received on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Company has the option to rescind an optional conversion of the Bonds.

(iv)  That in the event the Company elects not to rescind the optional conversion of the Bonds, all Bonds which have not been remarketed on or prior to the Conversion Date shall be subject to mandatory purchase on the Conversion Date pursuant to this Section 5.01.

(b)   On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Conversion Date (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.01 and are deemed to be no longer Outstanding with respect to such prior Owners.  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

(c)   Notwithstanding the foregoing provisions, to the extent that at the close of the fifth (5th) Business Day prior to the proposed Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind a Conversion Option of the Bonds.  Any such election to rescind must be made by the close of the fourth (4th) Business pay prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind by such time.  The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate applicable to such series of Bonds until any subsequent Conversion Date effected in accordance with this Indenture.

(d)   In the event the Company rescinds the proposed Conversion Option in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

(e)   The Bonds are subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date; provided, however, that (i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of the Bonds to the Fixed Rate shall be redeemed or otherwise paid by the Company on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Company exercises its right to rescind the Conversion Option.

Section 5.02           Delivery of Bonds After Conversion Date.  At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Bonds in the form of Exhibit B hereto.  Prior to the delivery by the Trustee of such Bonds, there shall be filed with the Trustee a request and authorization to the Trustee on behalf of the Authority and signed by the Chairman, Vice Chairman, Secretary, Assistant Secretary or any authorized officer of the Authority to authenticate and deliver the Bonds, as executed by the Authority, to the purchasers thereof.  Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the owner of such Bonds.

Section 5.03           Mandatory Tender upon Substitution of Letters of Credit.  Prior to the Conversion Date, the Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date.  The Trustee shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Substitution Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar notifying such Owner that their Bonds are subject to mandatory purchase.  No such notice may be given unless the Company shall have satisfied the provisions of Section 4.07 of the Loan Agreement.  Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice.  Said notice shall state in substance the following:

(a)   The Substitution Date.

(b)   That the existing Letter of Credit securing such Bonds will expire five (5) calendar days after the Substitution Date.

(c)   That if the Company satisfies the conditions precedent to delivery of the Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Substitution Date (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.03 and are deemed to be no longer Outstanding with respect to such prior Owners.  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Substitution Date, the Company has not delivered to the Authority, the Trustee and the Remarketing Agent the items set forth in Section 4.07(i) through (iv) of the Loan Agreement, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit until its termination date.

Section 5.04           Demand Purchase Option.  Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

(i)    delivery by such Owner to the Trustee and the Tender Agent at their Principal Office and Delivery Office, respectively, and to the Remarketing Agent at its Principal Office, of a notice (the “Demand Purchase Notice”) (said notice to be irrevocable and effective upon receipt) which states (1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date;

(ii)   if such Bonds are to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, delivery to the Tender Agent together with the Demand Purchase Notice described in (i) above, of a non-recourse due-bill, payable to bearer, for interest due on such Interest Payment Date, and

(iii)  delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

Any Bond, as to which a Demand Purchase Notice has been delivered pursuant to paragraph (i) above, must be delivered to the Tender Agent, as provided in paragraph (iii) above, and any such Bond not so delivered (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and are deemed to be no longer Outstanding with respect to such tendering Owner.  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

Notwithstanding the foregoing provisions, in the event any Bonds as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in paragraph (iii) above, although such Bonds shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate applicable to such Bond as provided in Section 2.02(C) hereof.

Section 5.05           Funds for Purchase of Bonds.

(a)   On the date Bonds are to be purchased pursuant to Section 5.01, 5.03 or Section 5.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below.  Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

(i)    money drawn by the Trustee under the Letter of Credit (in the event of a drawing on the Letter of Credit to fund payment of the Purchase Price of bonds tendered pursuant to Section 5.03 hereof, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit to fund such payment);

(ii)   proceeds of the remarketing of the Bonds; and

(iii)  any other money furnished to the Trustee, or the Tender Agent and available for such purpose.

(b)   Payment for the Bonds purchased pursuant to Section 5.01, 5.03 or 5.04 shall be made as follows:

(i)    On the Business Day immediately preceding the date on which such Bonds are to be purchased (the “Purchase Date”), the Trustee shall make a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds.  In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 12:00 noon, New York City time, at least one Business Day prior to the Purchase Date.  The Bank shall honor the drawing by 12:00 noon, New York City time, on the Purchase Date.

(c)   By not later than 10:00 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall give telephonic notice promptly confirmed in writing to the Bank, the Trustee and the Tender Agent, specifying:

(i)    The total principal amount of Bonds, if any, remarketed by it.

(ii)   The names of the persons to whom such Bonds were sold and are to be registered, each such person’s address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

(iii)  There is hereby established with the Tender Agent a special fund to be designated the “Bond Purchase Fund” and therein two separate and segregated accounts to be designated the “Remarketing Account” and the “Bank Account.” An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m., New York City time, on the applicable Purchase Date.

(iv)  No later than 1:00 p.m., New York City time, on each Purchase Date the Tender Agent shall give telephonic notice (promptly confirmed by telecopy) to the Remarketing Agent of the amount deposited in the Bank Account on such date.  No later than 2:00 p.m., New York City time, on each Purchase Date the Remarketing Agent shall (A) transfer to the Bank an amount of the proceeds of the remarketing of the Bonds equal to the amount deposited in the Bank Account on such Purchase Date; (B) transfer the remainder of the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Remarketing Account and shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent of the amount of such proceeds transferred to the Bank; and (C) give telephonic notice, promptly confirmed in writing, to the Company of the total principal amount of Unremarketed Bonds, if any.

(d)   The Tender Agent shall pay the Purchase Price to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available.  If amounts on deposit in the Bank Account are insufficient to pay the Purchase Price to the tendering Bondholders, the Tender Agent shall make up any such deficiency from amounts on deposit in the Remarketing Account.

(e)   The Bank shall give telephonic confirmation to the Tender Agent and the Trustee by 4:00 p.m., New York City time, on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) hereof

Section 5.06           Delivery of Purchased Bonds.  Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

(a)   Unremarketed Bonds purchased with funds drawn under the Letter of Credit shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

(b)   Unremarketed Bonds purchased with money described in Section 5.05(a)(iii) hereof shall, at the direction of the Company, be (i) delivered as instructed by the Company, or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

(c)   The Tender Agent shall deliver to the person to whom the Tender Agent is to deliver such Bonds, the nonrecourse due-bills, if any, delivered to the Tender Agent with respect to such Bonds in accordance with Section 5.04 hereof.

Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

Section 5.07           Sale of Bonds by Remarketing Agent.

(a)   On each Purchase Date, the Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Company, all Bonds tendered or deemed tendered for purchase on such Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on such date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds.  Notwithstanding the foregoing, the Remarketing Agent shall not sell the Bonds to the Authority or the Company.

(b)   Notwithstanding anything to the contrary herein, the Remarketing Agent shall use its best efforts to remarket any Bonds tendered or deemed tendered for purchase in such a manner that, immediately following the remarketing of any Bonds, at least one (1) Holder will own at least $200,000 in aggregate principal amount of Bonds.

Section 5.08           Delivery of Proceeds of Sale of Purchased Bonds.

(a)   Except in the case of the sale of any Pledged Bonds, the Proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent pursuant to Section 5.01, 5.03 or 5.04 hereof, to the extent not required to reimburse the Bank under the Reimbursement Agreement, shall be paid to or upon the order of the Trustee.

(b)   In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company or the Remarketing Agent shall have directed the Bank to cause the Pledged Bonds Custodian to deliver such Pledged Bonds to the Tender Agent pursuant to the Pledge Agreement, such Bonds shall be delivered to the Tender Agent and the proceeds of sale of such Bonds shall be delivered to the Designated Corporate Trust Office of the Tender Agent and shall be paid to or upon the order of the Bank; provided that any amounts so paid in excess of amounts then due to the Bank in respect of drawings under the Letter of Credit shall be delivered by the Bank to or upon the order of the Company; provided further that Pledged Bonds shall not be delivered to the Tender Agent until the Letter of Credit has been reinstated in accordance with the terms of the Pledge Agreement and the Letter of Credit.

Section 5.09           Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.

(a)   The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds.  Upon delivery of money representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall deliver all such Unremarketed Bonds, the funds for which shall have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof for the purpose of perfecting the Bank’s security interest therein under the Pledge Agreement unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 hereof.

(b)   The Trustee and the Tender Agent shall hold all money delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of Remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such money shall have been delivered to or for the account of the Pledged Bonds Custodian, the Bank or to such other purchaser, as appropriate.

(c)   The Trustee shall deliver to the Company and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two (2) Business Days of the receipt thereof.

(d)   As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with Section 5.04, the Tender Agent shall give telephonic or telegraphic notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

(e)   The Trustee shall draw money under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 5.05 and 6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

Section 5.10           No Purchases or Sales After Certain Defaults.  Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to Section 5.04 (i) if there shall have occurred any Event of Default in respect of which the principal of all Bonds outstanding shall have been declared immediately due and payable pursuant to Section 8.02 and such declaration shall not have been annulled, or (ii) if the Trustee shall have given notice of a call for redemption pursuant to Section 4.03 hereof and such notice shall not have been rescinded, the Remarketing Agent shall provide a notice of such redemption to any prospective purchaser of such Bonds upon the remarketing of any Bonds tendered pursuant to Section 5.04 hereof.  Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

ARTICLE VI - REVENUES AND FUNDS

Section 6.01           Creation of the Bond Fund.  There is hereby created and established with the Trustee a trust fund to be designated “Bond Fund.” Upon receipt of money pursuant to Section 6.02 hereof, the Trustee shall deposit such money into the specified accounts of the Bond Fund, which amounts shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds.

Section 6.02           Payments into the Bond Fund.  There shall be deposited into the Bond Fund from time to time the following:

(a)   any amount in the Project Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 6.07 hereof;

(b)   any amount deposited into the Bond Fund pursuant to Section 6.04 hereof;

(c)   all payments specified in Sections 3.03 and 3.04 of the Loan Agreement (other than amounts paid for the Trustee’s or the Authority’s own account);

(d)   any money received pursuant to the Collateral Documents;

(e)   any money drawn under the Letter of Credit which money shall be deposited or credited (in the case of a draw to pay the Purchase Price) in a separate subaccount of the Bond Fund and shall not be commingled with any other money held by the Trustee;

(f)    amounts, if any, held by the Trustee pursuant to Section 5.09 hereof; and

(g)   all other money received by the Trustee under and pursuant to any of the provisions of the Loan Agreement which are required to be or which are accompanied by directions that such money are to be paid into the Bond Fund.

Section 6.03           Use of Money in the Bond Fund.  Except as provided in Sections 5.05, 5.09 and 6.11 hereof, money in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price as defined in Section 8.02 hereof.  Subject to the provisions of Section 6.12(b) hereof, funds for such payments of redemption price and principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

(i)        money drawn by the Trustee under the Letter of Credit;

(ii)   amounts deposited into the Bond Fund which constitute Available Money (other than money drawn by the Trustee under the Letter of Credit), and

(iii)  any other money furnished to the Trustee and available for such purpose.

Section 6.04           Custody of Separate Trust Fund.  The Trustee is authorized and directed to hold all Net Proceeds from any insurance proceeds or condemnation award and disburse such proceeds in accordance with Article VII of the Loan Agreement.  If the Company directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate subaccount of the Bond Fund, and the Authority covenants and agrees to take and cause to be taken any action requested by the Authority to redeem on the earliest possible redemption date the amount of Bonds so specified by the Company.

Section 6.05           Project Fund.  There is hereby created and established with the Trustee a trust fund to be designated “Project Fund,” which shall be expended in accordance with the provisions hereof and of the Loan Agreement.  The Project Fund shall consist of funds deposited therein, from time to time, pursuant to the provisions hereof, for purposes of paying Qualified Project Costs (as such phrase is defined in the Tax Compliance Agreement) of the Project.

Section 6.06           Payments into the Project Fund; Disbursements.  The Project Fund shall initially consist of those money deposited therein pursuant to Section 3.03(d) hereof.  Proceeds of the Bonds deposited in the Project Fund shall be applied to pay a portion of the costs of the Project.  The Trustee is hereby authorized and directed to make disbursements from the Project Fund upon the receipt of a requisition substantially in the form of Exhibit C hereto signed by the Company and approved by the Bank.  The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including records of all requisitions made pursuant to the Loan Agreement, and the Trustee shall, upon request of the Company, furnish statements in the form customarily prepared by the Trustee.  The Trustee shall hold all money and investments from time to time on deposit in the Project Fund for the Owners and for the Bank, the rights of the Bank being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

Section 6.07           Use of Money in the Project Fund Upon Default.  If the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, any balance remaining in the Project Fund shall without further authorization (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Reimbursement Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit, or (ii) after the Obligation Termination Date, be transferred into the Bond Fund.

Section 6.08           Use of Money in the Project Fund Upon Completion of the Project.  The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the certificate required by Section 2.03 of the Loan Agreement.  As soon as practicable and in any event not more than sixty (60) days from the date of receipt by the Trustee of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall, without further authorization be transferred into a separate subaccount within the Bond Fund.  Thereafter, the Trustee shall cause a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) hereof in an amount such that the funds transferred to the Bond Fund pursuant to this Section 6.08 will be sufficient to reimburse the Letter of Credit Bank for the redemption price of the Bonds.  On the date fixed for redemption, the Trustee (i) shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds from the sources and in the order provided in Section 6.03 hereof, and (ii) transfer to the Letter of Credit Bank funds from the separate subaccount within the Bond Fund created pursuant to this Section 6.08 to reimburse the Bank for such drawing.  If the sum transferred to the Bond Fund pursuant to this Section 6.08 is not sufficient to affect a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) hereof or if there are any excess funds remaining in the Bond Fund after such mandatory redemption, such funds shall be transferred by the Trustee on the next Interest Payment Date to the Letter of Credit Bank to reimburse the Letter of Credit Bank for a drawing effected pursuant to Section 6.12 hereof

Section 6.09           Nonpresentment of Bonds.  In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Money sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Authority to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the Owner of such

Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

Any money so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of a Company Representative, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

Section 6.10           Money to be Held in Trust.  Except as otherwise provided in Section 6.13 with respect to the Rebate Fund, all money required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Loan Agreement shall be held by the Trustee in trust, and (except for the money from time to time required to be deposited and maintained in the Rebate Fund) shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

Section 6.11           Repayment to the Bank and the Company from the Bond Fund, the Rebate Fund or the Project Fund.  Any amounts remaining in the Bond Fund, the Project Fund, the Rebate Fund or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee, unpaid Administrative Expenses and all other amounts required to be paid hereunder, including payment to the United States of America of the final installment of the Rebate Amount, if any, pursuant to Section 6.13 hereof, shall be paid as soon as possible to the Bank unless the Bank notifies the Trustee to the contrary in writing, in which case such amounts shall be paid directly to the Company.

Section 6.12           Letter of Credit.

(a)   During the term of the Letter of Credit, the Trustee shall draw money under the Letter of Credit in accordance with the terms thereof (i) to pay when due (whether by reason of maturity, redemption, conversion, acceleration or otherwise) the principal of, and interest and, to the extent the Letter of Credit covers same, any premium on the Bonds, and (ii) to pay when due the Purchase Price of the Bonds.  Within two (2) Business Days after the last Determination Date of each month, the Trustee shall give written notice (which notice shall be transmitted via facsimile) to the Company of the amount that the Trustee will draw under the Letter of Credit on the next Interest Payment Date.

(b)   Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, interest or, to the extent the Letter of Credit covers same, any premium on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds prior to the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds.

(c)   The Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date.  Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of the Letter of Credit.

Section 6.13           Rebate Fund.

(a)   The Trustee shall establish and maintain a fund separate from any other fund established and maintained hereunder designated as the Rebate Fund.  The Rebate Fund shall be held for the benefit of the United States of America and not for the benefit of the Holders of the Bonds, which Holders shall have no rights in or to such fund.

(b)   Subject to subsection (c) of this Section 6.13, as of the last day of each fifth Bond Year (the “Rebate Computation Date”), the Company, on behalf of the Authority, shall calculate or cause to be calculated the amount required to be paid to the United States of America (the “Rebatable Arbitrage”) pursuant to Section 148 of the Code.  On or before the sixtieth (60th) day after such date, the Trustee at the direction of, and upon the receipt of funds from, the Company shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to ninety percent (90%) of the Rebatable Arbitrage for the period from the date of issuance of the Bonds to the Rebate Computation Date at issue, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to ninety percent (90%) of the amount of the Rebatable Arbitrage for such period.

Subject to subsection (c) of this Section 6.13, as of the last day on which the last remaining Outstanding Bond is retired (the “Final Computation Date”), the Company, on behalf of the Authority shall calculate, or cause to be calculated, the amount required to be paid to the United States of America pursuant to Section 148 of the Code.  On or before the sixtieth (60th) day after such date, the Trustee, at the direction of, and upon the receipt of funds from, the Company, shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to the Rebatable Arbitrage for the period from the date of issuance of the Bonds to the Final Computation Date, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to the amount of the Rebatable Arbitrage for such period.

After making any transfer required for a Rebate Computation Date and the Final Computation Date, the Authority shall immediately pay or cause to be paid to the United States of America the amount in the Rebate Fund.  The amounts in the Rebate Fund shall not be subject to the claim of any party, including any Bondholder, and shall not be paid to any party other than the United States.

All amounts in the Rebate Fund shall be used and withdrawn by the Authority or the Trustee solely for the purposes set forth in this Section.  In the event the amount in the Rebate Fund is for any reason insufficient to pay to the United States of America the amounts due as calculated in this Section, the Company or the Trustee at the direction of, and upon the receipt of funds from, the Company, shall deposit in the Rebate Fund the amount for such deficiency.

(c)   Notwithstanding the provisions of this Section 6.13, the Company, on behalf of the Authority, hereby agrees to calculate the amount to be deposited in the Rebate Fund and the amount to be rebated to the United States of America pursuant to Section 148(f) of the Code in any manner not inconsistent with its arbitrage covenants set forth in its Proceeds Certificate and Loan Agreement delivered on the date of issuance of the Bonds.  Such calculation shall give regard to all regulations applicable to such Section 148(f) including any temporary regulations heretofore or hereafter released.

(d)   The Authority and the Company agree that the Trustee shall not be liable for any damages, costs or liabilities resulting from the performance of the Trustee’s duties and obligations under Section 6.13 hereof, except that the Trustee shall be liable for its gross negligence or willful misconduct.  The Company shall indemnify and hold harmless the Trustee from and against any liabilities which the Trustee may incur in the exercise and performance of its duties and obligations under Section 6.13 hereof, excepting only those damages, costs, expenses or liabilities caused by the Trustee’s gross negligence or willful misconduct.  In making any deposit or transfer to or payment from the Rebate Fund, the Trustee shall be entitled to rely solely on the written instructions of the Company and shall have no duty to examine such written instruments to determine the accuracy of the Company’s calculation of the Rebate Amount or the amounts to be paid to the United States.  In the event that the Company or the Authority shall not comply with their respective obligations under Section 6.13 of this Indenture, the Trustee shall have no obligation to cause compliance on their respective behalf.

Section 6.14           Investment of Money in Funds.  All money in any of the funds established pursuant to this Indenture (except money obtained from a draw on the Letter of Credit) shall be invested by the Trustee, as directed in writing by the Company, solely in Investment Securities except with respect to Available Money held by the Trustee for the payment of Undelivered Bonds, which Available Money the Trustee shall not invest.  Investment Securities may be purchased at such prices as may be directed by the Company.  All Investment Securities shall be acquired subject to the limitations set forth in Section 7.06, the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by request of the Company.

To the extent the Bank has not been reimbursed under the Reimbursement Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of money in any fund established pursuant to this Indenture shall be transferred to the Bank in the amount specified by the Bank.  Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made.  Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium paid, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.

Investment Securities acquired as an investment of money in any fund established under this Indenture shall be credited to such fund.  For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or market value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

The Trustee may act as principal or agent in the making or disposing of any investment.  The Trustee may sell at the best price obtainable, or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide money to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

ARTICLE VII - VD PARTICULAR COVENANTS

Section 7.01           Punctual Payment.  The Authority shall punctually pay or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof, but only out of the Revenues as provided in this Indenture, and not otherwise.

Section 7.02           Extension of Payment of Bonds.  The Authority shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended.  Nothing in this Section shall be deemed to limit the right of the Authority to issue Bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds,

Section 7.03           Against Encumbrances.  The Authority shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created.  Subject to this limitation, the Authority expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

Section 7.04           Power to Issue Bonds and Make Pledge and Assignment.  The Authority represents and covenants that it is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture.  The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Authority in accordance with their terms, and the Authority and Trustee shall at all times, to the extent permitted by law, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

Section 7.05           Accounting Records and Financial Statements.

(a)   The Trustee shall at all times keep, or cause to be kept, proper books of record and account as shall be consistent with prudent industry practice, in which complete and accurate entries shall be made of all transactions relating to the proceeds of Bonds, the Revenues, the Loan Agreement and all funds established pursuant to this Indenture.  Such books of record and account shall be available for inspection by the Authority, the Company, the Bank and any Bondholder, or his agent or representative duly authorized in writing, at reasonable hours and under reasonable circumstances

(b)   The Trustee shall within thirty (30) days after the end of each month furnish to the Company a monthly statement (which need not be audited) covering receipts, disbursements, allocation and application of Revenues and any other money (including proceeds of Bonds) in any of the funds and accounts established pursuant to this Indenture for such month.

Section 7.06           Tax Covenants.  The Company has covenanted not to take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on the Bonds under Section 103 and Sections 141 through 150, inclusive, of the Code, The Authority and the Company will not directly or indirectly use or permit the use of any proceeds of the Bonds or any other funds of the Authority or the Company, or take or omit to take any action that would cause the Bonds to be “arbitrage bonds” within the meaning of Section 148(a) of the Code.  To that end, the Authority and the Company will comply with all requirements of Section 148 of the Code to the extent applicable to the Bonds.  In the event that any time the Authority or the Company is of the opinion that for purposes of this Section 7.06 it is necessary to restrict or limit the yield on the investment of any money held by the Trustee under this Indenture, the Loan Agreement or otherwise, the Authority or the Company shall so instruct the Trustee in writing, and the Trustee shall take such action as shall be set forth in such instructions.  The covenants of the Authority contained in the Loan Agreement are fully incorporated herein by reference and are made a part of this Indenture as if fully set forth herein.

Without limiting the generality of the foregoing, the Authority and the Company agree that there shall be paid from time to time all amounts required to be rebated to the United States pursuant to Section 148(f) of the Code and any temporary, proposed or final Treasury Regulations as may be applicable to the Bonds from time to time.  This covenant shall survive payment in full or defeasance of the Bonds.  The Authority and the Company specifically covenant to pay or cause to be paid to the United States at the times and in the amounts determined under Section 6.13 hereof the Rebate Amounts, as described in the Rebate Certificate.

Notwithstanding any provision of this Section and Section 6.13 hereof, if the Company shall provide to the Authority and the Trustee an opinion of nationally recognized bond counsel to the effect that any action required under this Section or Section 6.13 hereof is no longer required, or to the effect that some further action is required, to maintain the exclusion from gross income of interest on the Bonds, the Authority, the Trustee and the Company may rely conclusively on such opinion.

Section 7.07           Other Covenants

(a)   The Trustee shall promptly collect all amounts due from the Company pursuant to the Loan Agreement, shall perform all duties imposed upon it pursuant to the Loan Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Authority and all of the obligations of the Company.

(b)   The Authority shall not amend, modify or terminate any of the terms of the Loan Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee.  The Trustee shall give such written consent only if (1) notification of such amendment, modification or termination has been given to each rating agency then rating the Bonds and to the Holders, (2) the Trustee receives the written consent of the Bank, (3)(i) such amendment, modification or termination will not materially adversely affect the interests of the Holders or result in any material impairment of the security hereby given for the payment of the Bonds or (ii) the Trustee first obtains the written consent of the Bank and the Holders of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination and provides notice of such amendment, modification or termination and of such written consent to the Holders, provided that no such amendment, modification or termination shall reduce the amount of loan payments to be made to the Authority or the Trustee by the Company pursuant to the Loan Agreement, or extend the time for making such payment, without the written consent of all of the Holders of the Bonds then Outstanding, and (4) the Authority shall have delivered to the Trustee an opinion of Counsel satisfactory to the Trustee that all of the provisions and conditions set forth in this Section 7.07(B) have been satisfied.

Section 7.08           Waiver of Laws.  The Authority shall not at any time insist upon or plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Authority to the extent permitted by law.

Section 7.09           Further Assurances.  The Authority will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.  All such action shall be at the expense of the Company, and the reasonable fees of the Authority and its Counsel in connection therewith shall constitute Administrative Expenses.

ARTICLE VIII - EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS

Section 8.01           Events of Default.

(a)   The following events shall be Events of Default in the due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

(b)   default in the due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

(c)   failure to pay the purchase price on any Bond tendered pursuant to Article V when such payment is due; or

(d)   default by the Authority in the observance of any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds, if such default shall have continued for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Authority by the Trustee, or to the Authority and the Trustee by the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding; or

(e)   if there occurs an Event of Default as defined in Sections 8.01(a) through (d) of the Loan Agreement; or the Trustee’s receipt of written notice from the Bank that the Bank has declared an Event of Default under the provisions of the Reimbursement Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

(f)    if, at any time after a draw under the Letter of Credit, the Trustee shall have received notice that the amount of such draw corresponding to the payment of interest on the Bonds shall not be reinstated in the amount and in the manner set forth in the Letter of Credit.

Upon actual knowledge of the existence of any Event of Default, the Trustee shall as soon as practicable notify the Bank, the Company, the Authority, the Tender Agent and the Remarketing Agent.  Anything contained in this Indenture to the contrary notwithstanding, (i) no Event of Default under subsections (d) or (e) above shall occur without the prior written consent of the Bank so long as the Bank is not in default under the terms of the Letter of Credit, and (ii) the Trustee shall not notify Bondholders of the existence of any Event of Default without the prior written consent of the Bank (except upon the occurrence of an Event of Default under subsections (f) or (g) above), as long as the Bank is not in default under the terms of the Letter of Credit.

Section 8.02           Acceleration.  If any Event of Default under Section 8.01 hereof occurs, the Trustee (with the written consent of the Bank provided the Bank is not in default of its obligations under the Letter of Credit) may, and upon request of the Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall, by written notice to the Authority, the Bank and the Company, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to such date (the “Acceleration Date”) to be due and the Acceleration Price (as here defined) shall thereupon become payable on the first (1st) Business Day following the Acceleration Date (the “Payment Date”).  Thereupon, the Trustee among other things, shall draw immediately upon the Letter of Credit as set forth in Section 6.12 hereof.  Interest on the Accelerated Bonds shall cease to accrue on the Acceleration Date.

Accelerated Bonds shall be payable at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Acceleration Date (the “Acceleration Price”).  Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default described in Section 8.01 (f) or (g), the Trustee shall, by written notice to the Bank, the Company and the Authority declare immediately due and payable the principal amount of the Outstanding Bonds.

Any such declaration is subject to the condition that if, at any time after such declaration and before any judgment or decree for the payment of the money due shall have been obtained or entered, the Letter of Credit shall have been reinstated in full as to principal and interest and the reasonable charges and expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority, the Bank, the Company and the Trustee, or the Trustee if such declaration was made by the Trustee, may, on behalf of the Holders of all of the Bonds, rescind and annul such declaration and its consequences and waive such default; but such rescission and annulment shall not extend to or affect any subsequent default, and shall not impair or exhaust any right or power in consequence thereof The foregoing to the contrary notwithstanding, Owners of twenty-five percent (25%) in principal amount of the Bonds then outstanding shall have no right to request the Trustee to accelerate the Bonds under this Section 8.02 and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof), the Loan Agreement or any other documents executed and delivered in connection with the Bonds, unless the Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank.

Upon any declaration of acceleration hereunder, the Trustee shall as soon as possible give written notice of the acceleration to the Bondholders as set forth below.  In addition, notice of such acceleration shall be mailed, by registered or certified mail or overnight mail, to the rating agency then rating the Bonds, if any, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration.  Such notice of acceleration (i) shall be given in the name of the Authority; (ii) shall identify the accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall specify the Payment Date and the Acceleration Price; (v) shall state that the interest on the accelerated Bonds ceased to accrue on the Acceleration Date; (vi) shall state the reason for the acceleration; and (vii) shall state that on the Payment Date the Acceleration Price will be payable at the Designated Corporate Trust office of the Trustee.  The Trustee shall use “CUSIP” numbers on such notices as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed on the registration and description printed on the Bonds.

Upon acceleration pursuant to this Section 8.02, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable and shall immediately draw upon the Letter of Credit as provided in Section 5.12 hereof in an amount that is sufficient to pay the Acceleration Price due on the Outstanding Bonds on the Payment Date.

Upon receipt by the Trustee of any amount from the Bank under the preceding paragraphs of this Section 8.02 (or after receipt by the Trustee of any amounts from the Bank under any other provision of this Indenture), the Bank shall be subrogated to the right, title and interest of the Trustee and the Bondholders in and to the Loan Agreement, the Project Facilities and any other security held for the payment of the Bonds (other than said funds), all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Loan Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

Section 8.03           Other Remedies.  If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Authority or the Trustee under the Loan Agreement, the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 hereof, apply any Revenues or Available Money in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds.  In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.01 hereof, would best serve the interests of the Bondholders.

Section 8.04           Legal Proceedings By Trustee.  If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of twenty-five percent (25%) in principal amount of the Bonds then Outstanding (subject to the consent of the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank) and receipt of indemnity to its satisfaction shall, in its own name:

A.            By mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Authority to collect the amounts payable under the Loan Agreement and to require the Authority to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

B.            Bring suit upon the Bonds;

C.            By action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Bondholders; and

D.            By action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

Section 8.05           Discontinuance of Proceedings by Trustee.  If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, the Authority, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

Section 8.06           Bondholders May Direct Proceedings by Trustee.  The Holders of a majority in principal amount of the Bonds outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction.  The foregoing provisions of this Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture as long as the Bank shall not be in default under the Letter of Credit.

Section 8.07           Limitations on Actions By Bondholders.  Anything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder or under the Loan Agreement unless:

(a)   The Trustee shall have been given written notice of an Event of Default;

(b)   The Holders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

(c)   The Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities;

(d)   The Trustee shall have failed to comply with such request within a reasonable time, and

(e)   The Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank; provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal thereof and interest thereon at and after the maturity thereof, or the obligation of the Authority to pay such principal and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds; and provided further that such action shall not disturb or prejudice the lien of this Indenture.

Section 8.08           Trustee May Enforce Rights Without Possession of Bonds.  All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

Section 8.09           Delays and Omissions Not to Impair Rights.  No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

Section 8.10           Application of Money in Event of Default.  Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any money received by the Trustee upon drawing under the Letter of Credit together with Available Money on deposit in the Bond Fund and available for payment of principal and interest on all Outstanding Bonds, any money held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause B below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to the Bonds):

A.  To the payment of the fees and expenses of the Trustee and the Authority including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

B.  To the payment of principal and interest then owing on the Bonds, including any interest on overdue interest, and in case such money shall be insufficient to pay the same in full, then to the payment of principal and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

The surplus, if any, remaining after the application of the money as set forth above shall, to the extent of any unreimbursed drawing under the Letter of Credit or other obligations owing by the Company to the Bank under the Reimbursement Agreement, be paid to the Bank.  Any remaining money shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

Section 8.11           Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive.  It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act.  It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

Section 8.12           Trustee’s Right to Receiver.  As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

Section 8.13           Subrogation Rights of Bank.  The Trustee agrees that the Bank or other provider of a Substitute Letter of Credit shall be subrogated to all rights, remedies and collateral of the Trustee under the Indenture, the Loan Agreement or any other document or instrument, to the extent the Bank or other provider of a Substitute Letter of Credit has honored a draw under the Letter of Credit or Substitute Letter of Credit, as the case may be, and has not been reimbursed or paid therefor.

Section 8.14           Waiver of Default.  As long as the Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit is in full force and effect, the Bank may waive an Event of Default and if the Bank does so, the Trustee must also waive such Event of Default.  The Trustee may not waive an Event of Default under this Indenture if the Letter of Credit has not been reinstated to cover principal and interest on the Bonds in accordance with the terms of the Letter of Credit.

ARTICLE IX
THE TRUSTEE; THE TENDER AGENT; AND THE REMARKETING AGENT

Section 9.01           Duties, Immunities and Liabilities of Trustee.

(A)          The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture.  The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(B)           The Authority shall remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing), or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon shall appoint, with the consent of the Bank and the Company, a successor Trustee by an instrument in writing.

(C)           The Trustee may at any time resign by giving written notice of such resignation to the Authority and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Trustee.  Upon receiving such notice of resignation, the Authority shall promptly appoint, with the consent of the Bank and the Company, a successor Trustee by an instrument in writing.

(D)          Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee.  If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee.  Any successor Trustee appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Authority and to its predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the money, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the request of the Authority or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth.  Upon request of the successor Trustee, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such money, estates, properties, rights, powers, trusts, duties and obligations.  Upon acceptance of appointment by a successor Trustee as provided in this subsection, the Authority shall mail a notice of the succession of such Trustee to the trusts hereunder to Moody’s and to the Bondholders at the addresses shown on the registration books maintained by the Trustee.  If the Authority fails to mail such notice within fifteen (15) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Authority.

(E) Any Trustee appointed under the provisions of this Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company having a corporate trust office in the Commonwealth having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000), subject to supervision or examination by federal or state authorities and shall be rated by Moody’s Baa/P-3 or better or otherwise acceptable to Moody’s if the Bonds are then rated by Moody’s, or have received written evidence from Moody’s or such other rating agency then rating the Bonds that the use of such Trustee would not result in a reduction or withdrawal of the rating on the Bonds.  If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

Section 9.02           Merger or Consolidation.  Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (E) of Section 9.01, shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

Section 9.03           Liability of Trustee.

(A)          The recitals of facts herein and in the Bonds contained shall be taken as statements of the Authority, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it.  The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds.  The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct.  The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of their officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding.

(B)           The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

(C)           The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

(D)          The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letter of Credit in accordance with its terms and the terms hereof, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

(E)           The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 9.04           Right of Trustee to Rely on Documents.  The Trustee may conclusively rely, and shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Trustee may consult with counsel, who may be counsel of or to the Authority, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Authority, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

Section 9.05           Preservation and Inspection of Documents.

(A)          All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Authority and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

(B)           The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

Section 9.06           Compensation.  The Trustee shall be paid (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture.

Section 9.07           The Tender Agent.  The initial Tender Agent appointed by the Company, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Company under which the Tender Agent shall, among other things:

(a)   hold all Bonds delivered to it hereunder in trust for the benefit of the respective owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bond shall have been delivered to or for the account of or to the order of such Owners of Bonds.  Upon delivery of money representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof, as the agent of the Bank for the purpose of perfecting the Bank’s security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b)); and

(b)   hold all money delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such money until required to transfer such funds as provided herein.

Section 9.08           Qualification of Tender Agent.

(a)   The Tender Agent shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least Fifty Million Dollars ($50,000,000) or that is a wholly-owned subsidiary of such a bank or trust company, and authorized by law to perform all duties imposed upon it by this Indenture and shall be rated at least Baa3/P-3 by Moody’s if the Bonds are then rated by Moody’s, or have received written evidence from Moody’s or such other rating agency then rating the Bonds that the use of such Tender Agent would not result in a reduction or withdrawal of the rating on the Bonds.  The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days notice to the Authority, the Trustee, the Remarketing Agent, the Bank and the Company; provided that such resignation shall not take effect until the appointment of a successor Tender Agent in accordance with the provisions hereof Upon the written approval of the Bank, the Tender Agent may be removed at any time by the Company upon written notice to the Authority, the Trustee and the Remarketing Agent.  Successor Tender Agents may be appointed from time to time by the Company, with the prior written consent of the Bank.

(b)   Upon the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Bonds and money held by it in such capacity to its successor.

Section 9.09           Qualifications of Remarketing Agent; Resignation; Removal, The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all of the duties imposed upon it by this Indenture.  The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) days notice to the Authority, the Company and the Trustee.  The Remarketing Agent may be removed at any time, upon not less than thirty (30) days written notice from the Company filed with the Trustee.  Upon the resignation or removal of the Remarketing Agent, the Company shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Trustee.  The resignation or removal of the Remarketing Agent shall not become effective until a successor Remarketing Agent is appointed and accepts such appointment.  If the Bonds are rated by a Rating Agency, any successor Remarketing Agent shall be rated at least Baa3/P-3 or otherwise be acceptable to such Rating Agency.

Section 9.10           Construction of Ambiguous Provisions.  The Trustee may construe any provision hereof insofar as such may appear to be ambiguous or inconsistent with any other provision hereof; and any construction of any such provision by the Trustee in good faith shall be binding upon the Owners of the Bonds.

ARTICLE X - MODIFICATION OR AMENDMENT OF THE INDENTURE

Section 10.01         Amendments Permitted.  This Indenture and the rights and obligations of the Authority, the Trustee and the Holders of the Bonds may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into without the consent of any Bondholders but with the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit).  The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Holders of all Bonds then Outstanding, (i) extend the maturity date of any Bond, (ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Holder of each Bond so affected, or eliminate the Holders’ rights to tender the Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Holders thereof, or (v) reduce the purchase price of such Bonds.  It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.  Promptly after the execution by the Authority and the Trustee of any Supplemental Indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each rating agency then rating the Bonds and the Holders of the Bonds at the address shown on the registration books of the Trustee.  Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

Section 10.02         Effect of Supplemental Indenture.  Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.03         Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel.  The Trustee is authorized to join with the Authority in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an opinion of counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

ARTICLE XI - DEFEASANCE

Section 11.01         Discharge of Indenture.  The Bonds may be paid by the Authority in any of the following ways, provided that the Authority also pays or causes to be paid any other sums payable hereunder by the Authority:

(a)   by paying or causing to be paid the principal of and interest on the Bonds of such series, as and when the same become due and payable;

(b)   with respect to Bonds which bear interest at the Fixed Rate applicable to Bonds of such series, by depositing with the Trustee, in trust, Available Money or securities purchased with Available Money in the amount necessary (as provided in Section 11.03) to pay or redeem all Bonds then Outstanding; or

(c)   by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.

If the Authority shall also pay or cause to be paid all Bonds then Outstanding and shall also pay or cause to be paid all other sums payable hereunder by the Authority, then and in that case, at the election of the Authority (evidenced by a Certificate of the Authority filed with the Trustee, signifying the intention of the Authority to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture, the assignment of the Loan Agreement and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Authority under this Indenture shall cease, terminate, become void and be completely discharged and satisfied.  In such event, upon Request of the Authority, the Trustee shall cause an accounting for such period or periods as may be requested by the Authority to be prepared and filed with the Authority and shall execute and deliver to the Authority all such instruments, as prepared by or caused to be prepared by the Authority, that may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all money or securities or other property held by it pursuant to this Indenture, which are not required for (i) the payment of all the charges and reasonable expenses of the Trustee under this Indenture, (ii) the payment or redemption of Bonds not theretofore surrendered for such payment or redemption, (iii) the payment of amounts owed to the Bank by the Company under the Reimbursement Agreement, to the Company, or (iv) the payment of any and all sums due to the United States of America pursuant to Section 6.13 hereof.

Section 11.02         Discharge of Liability on Bonds.  During the Fixed Rate Period, upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 11.03) to pay or redeem any Outstanding Bond (whether upon or prior to the end of the Fixed Rate Period or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Authority in respect of such Bond shall cease, terminate and be completely discharged, and the Holder thereof shall thereafter be entitled only to payment out of such money or securities deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of Section 11.04.

The Authority may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Authority may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

Section 11.03         Deposit of Money or Securities with Trustee.  During the Fixed Rate Period, whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held shall be cash or Investment Securities described in clauses (i) or (ii) of the definition thereof in Section 1.01 hereof, which Investment Securities shall be noncallable and not subject to prepayment, the principal of and interest on which when due will provide money sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice; provided, in each case, that the Trustee shall have been irrevocably instructed (by request of the Authority) to apply such money to the payment of such principal and interest with respect to such Bonds.

Whenever Investment Securities are deposited with the Trustee in accordance with Section 11.03(b) hereof, the Company shall provide to the Trustee and the Rating Agency (i) a verification report from an independent public accountant, satisfactory in form and content to the Trustee, demonstrating that the Investment Securities so deposited and the income therefrom shall be sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, and (ii) an opinion acceptable to the Rating Agency, of nationally recognized bankruptcy counsel, to the effect that the provision for payment of the Bonds contemplated to be made pursuant to this Section 11.03 will not constitute or result in such payments constituting voidable preferences under Section 547 of the Bankruptcy Code.

Section 11.04         Payment of Bonds After Discharge of Indenture.  Notwithstanding any provisions of this Indenture, any money held by the Trustee in trust for the payment of the principal o£ premium, if any, or interest on, any Bonds remaining unclaimed for five years after the principal of all of the Bonds has become due and payable (whether at maturity or upon call for redemption or by acceleration as provided in this Indenture), if such money were so held at such date, or five years after the date of deposit of such money if deposited after said date when all of the Bonds became due and payable, shall be repaid to the Company, upon its written request, free from the trusts created by this Indenture and all liability of the Trustee with respect to such money shall thereupon cease; provided, however, that before the repayment of such money to the Company as aforesaid, the Trustee may (at the cost and request of the Company) first mail to the Holders of Bonds which have not been paid, at the addresses last shown on the registration books maintained by the Trustee, a notice, in such form as may be deemed appropriate by the Trustee with respect to the Bonds so payable and not presented and with respect to the provisions relating to the repayment to the Company of the money held for the payment thereof.

ARTICLE XII - XD MISCELLANEOUS

Section 12.01         Liability of Authority Limited to Revenues.  Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Authority shall not be required to advance or pay any money derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture.  Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Authority, it being expressly agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Authority and shall be enforceable only out of the Authority’s interest in this Indenture and the Loan Agreement and there shall be no other recourse against the Authority or any property now or hereafter owned by it and after entry of judgment against the Authority by virtue of the power herein contained, the Trustee shall mark the judgment index to the effect that the judgment is limited as aforesaid.

Section 12.02         Limitation of Liability of Directors, Etc. of Authority.  No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member or agent of the Authority in his individual capacity, and neither the members of the Authority nor any officer thereof shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture.  No director, commissioner, officer, employee, member or agent of the Authority shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act.  Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to or impose upon the Authority a pecuniary liability or a charge upon its general credit.  In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to its rights and interest in the Loan Agreement, as hereinabove provided.  The issuance of the Bonds under this Indenture shall not be considered a misfeasance in office.  The liability of the Authority, including its officers, members and employees under any and all of the documentation executed in connection with the issuance of the Bonds shall not constitute its general obligation and recourse against the Authority on the documentation executed in connection with the issuance of the Bonds shall be had only against the property specifically pledged as security therefor and any rents, issues and profits thereof.  It is expressly understood that the Authority shall not otherwise be obligated and that none of its members, officers or employees shall be in any way obligated for any costs, expenses, fees or other obligations or liabilities incurred or imposed in connection with the issuance of the Bonds, whether incurred prior to or after closing, and that recourse against the Authority and its members, officers or employees, shall be limited as set forth herein.

Section 12.03         Covenant Not to Sue.  The forms of Bonds provide that the Owners of the Bonds agree not to sue the Authority or any of its board members, officers, agents or employees, past, present or future except as provided herein and in the Loan Agreement as a condition of, and in consideration for, the issuance of the Bonds; accordingly, the Trustee shall not be permitted to sue the Authority on behalf of the Owners of the Bonds other than as provided herein.

Section 12.04         Successor is Deemed Included in All References to Predecessor.  Whenever in this Indenture either the Authority or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Authority or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

Section 12.05         Limitation of Rights to Parties, Bank, Company and Bondholders.  Nothing in this Indenture or in the Bonds, express or implied, is intended or shall be construed to give to any person other than the Authority, the Trustee, the Bank, the Company and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the Bank, the Company and the Holders of the Bonds.

Section 12.06         Waiver of Notice.  Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 12.07         Severability of Invalid Provisions.  If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed several from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.  The Authority hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

Section 12.08         Notices.  Prior to the Conversion Date, all notices to Bondholders shall be given by certified or registered mail, commercial overnight delivery service, telex, telegram, telecopier or other telecommunication device unless otherwise provided herein and confirmed in writing as soon as practicable.  All such notices shall also be sent to the Holder and any person designated by any Holder to receive copies of such notices.  Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the Designated Corporate Trust Office of the Trustee, or at such other address as may have been filed in writing by the Trustee, the Authority, the Company, the Remarketing Agent, the Placement Agent, the Tender Agent or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed as the case may be,

To the Trustee:

Allfirst Bank

Mail Code 001-02-11

213 Market Street

Harrisburg, PA 17101

Attn: Corporate Trust Services

To the Authority:

Bradford County Industrial Development Authority

c/o Landy & Landy

228 Desmond Street

Sayre, PA 18840

Attn: Robert Landy, Solicitor

(or such other address as may have been filed in writing by the Authority with the Trustee),

To the Company:

Stabler Companies Inc.
635 Lucknow Road
Harrisburg, PA 17110

Attn: Douglas B. Danko

(or such other address as may have been filed in writing by the Company with the Trustee),

To the Remarketing Agent:

First Union Securities, Inc.

301 South College Street

DC 8

Charlotte, NC 28288-0600

Attn: William Bingham, Vice President

(or such other address as may have been filed in writing by the Remarketing Agent with the Trustee),

To the Placement Agent:

First Union Securities, Inc.

301 South College Street

DC 8

Charlotte, NC 28288-0600

Attn:  William Bingham, Vice President

To the Tender Agent:

Allfirst Bank

Mail Code 001-02-11

213 Market Street

Harrisburg, PA 17101

Attn: Corporate Trust Services

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

To the Bank:

First Union National Bank

8739 Research Drive - URP4

Mailcode NC0742

Charlotte, NC 28262

Attn: International Trade Operations

(or such other address as may have been filed in writing by the Bank with the Trustee).

Section 12.09         Evidence of Rights of Bondholders.  Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing.  Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Authority if made in the manner provided in this Section.

The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

The ownership of Bonds shall be proved by the bond registration books held by the Trustee.

Any request, consent or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in accordance therewith or in reliance thereon.

Section 12.10         Disqualified Bonds.  In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Authority or the Company, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Company, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Company or any other obligor on the Bonds.  In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 12.11         Money Held for Particular Bonds.  The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 hereof.

Section 12.12         Funds.  Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds shall at all times be maintained in accordance with current industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 hereof and for the protection of the security of the Bonds and the rights of every holder thereof.

Section 12.13         Payments Due on Days other than Business Days.  If a payment day is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day and no interest shall accrue for the intervening period.

Section 12.14         Provisions Applicable After Conversion Date

(a)   From and after the Conversion Date, all references to “Available Money” herein shall be changed to read as “money” depending on the applicable context.

(b)   From and after the Conversion Date, all provisions herein requiring notice to or the consent of the Bank shall be deemed to be deleted and of no force and effect.

Section 12.15         Execution in Several Counterparts.  This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Authority and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

Section 12.16         Notices to Rating Agency.  Written notice shall be provided by the Trustee to each Rating Agency of (i) the appointment of any successor Trustee, Tender Agent, Paying Agent or Remarketing Agent, (ii) any supplemental indenture or any amendment to the Loan Agreement or the Letter of Credit, (iii) the expiration, termination or extension of the Letter of Credit, (iv) the payment of all outstanding Bonds, and (v) the conversion of the Bonds to the Fixed Rate.

Section 12.17         Governing Law.  This Indenture shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any conflict of laws provision thereof

IN WITNESS WHEREOF, the Bradford County Industrial Development Authority has caused this Indenture to be signed in its name by its (Vice) Chairman and its seal to be hereunto affixed and attested by its Secretary or Assistant Secretary, and Allfirst Bank, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by its Authorized Officer and its corporate seal to be hereunto affixed and attested by its Authorized Signatory, all as of the day and year first above written.

ATTEST:		BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

By:	/s/	By:	/s/
	Secretary		Chairman

(SEAL)

ATTEST:		ALLFIRST BANK

By:	/s/	By:	/s/
Title: Vice President Corporate Trust Officer		Title: Assistant Vice President

(SEAL)

EXHIBIT A
[FLOATING RATE FORM OF BOND]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the Authority or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC).  ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA

No. VR-1	COMMONWEALTH OF PENNSYLVANIA	$4,500,000

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED RATE REVENUE BOND
(STATE AGGREGATES INC. PROJECT)
SERIES OF 2000

DATE OF ISSUANCE	MATURITY DATE	INTEREST RATE	CUSIP

FEBRUARY 18, 2000	February 1, 2015	Weekly Floating Rate	104256AAO

THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

Bradford County Industrial Development Authority (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of CEDE & CO., or registered assigns, on the Maturity Date stated above, upon surrender hereof but only from the sources referred to herein, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000), unless this Variable Rate Demand/Fixed Rate Revenue Bond (State Aggregates Inc.  Project), Series of 2000 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay, but only from the sources referred to herein, interest on said principal sum, at the rate or rates determined as provided in this Bond and in the Indenture (hereinafter defined), until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date (herein defined) next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (c) this Bond is registered and

1

authenticated on or prior to the Record Date (hereinafter defined) next preceding the first Interest Payment Date, in which event this Bond shall bear interest from the Series Issue Date set forth above; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of Allfirst Bank (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter defined), or at the duly designated office of any successor trustee under such Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the Business Day (as herein defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as shown on the bond register maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank or Depository Trust Company or its nominee or a successor securities depository (hereinafter defined) or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a special record date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more My set forth in a Trust Indenture, dated as of February 1, 2000 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $4,500,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc., Project), Series of 2000 (the “Bonds”), all issued under the Indenture and equally and ratably secured by the Indenture and by an assignment thereunder of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc. (the “Company”), a corporation organized and existing under laws of the Commonwealth with its principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of February 1, 2000 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company for the installation

2

of a new 300 ton per hour aggregate stone based paving and related materials manufacturing plant; and the payment of related costs and expenses, including a portion of the costs of issuance of the Bonds (collectively, the “Project”) and, in consideration thereof the Company has agreed, to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

The Company has caused an irrevocable direct pay letter of credit issued by First Union National Bank and dated the Series Issue Date set forth above to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to pay the portion of the Purchase Price (hereinafter defined) of Bonds tendered to the Tender Agent (hereinafter defined) corresponding to the principal amount of such Bonds, plus (b) an amount equal to 46 days’ accrued interest on the Outstanding Bonds at fifteen percent (15%) per annum (based on a year of 365 or 366 days, as appropriate, and the actual number of days elapsed).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit.” As used herein, the term “Bank” shall mean First Union National Bank, in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”).  The initial Letter of Credit expires February 17,2005, unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Reimbursement Agreement (as the same may be amended or replaced, the “Reimbursement Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee located in Harrisburg, Pennsylvania, for a statement of the particular receipts, revenues and money of the Authority pledged for payment of the principal o£ premium, if any, and interest on the Bonds, the nature, extent and manner of enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY

3

CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.” THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

INTEREST ON BONDS

In General.  This Bond shall bear interest at a Floating Rate or a Fixed Rate, as specified above and described below.  All of the Bonds shall initially bear interest at a Floating Rate, subject to conversion on the Conversion Date (herein defined) to a Fixed Rate, as described herein.  The “Floating Rate” is an interest rate determined and adjusted weekly as described below.  A “Fixed Rate” is an interest rate for the Fixed Rate Period determined as described below.  All computations of interest at a Floating Rate shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

4

The Floating Rate.  A Roaring Rate shall be determined for each Weekly Period as described below.  No later than 9:30 a.m., New York City time, on each Wednesday or, if such Wednesday is not a Business Day, on the next succeeding Business Day (the “Determination Date”), First Union Securities, Inc., Charlotte, North Carolina, or its successor as remarketing agent for the Bonds under the Indenture (the “Remarketing Agent”), shall determine the Floating Rate for the next Weekly Period as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date (as herein defined) at a price equal to the principal amount thereof) exclusive of any accrued interest.  The Floating Rate shall be determined by the Remarketing Agent weekly and shall be effective on each Thursday for the Weekly Period (as herein defined) beginning on such day, all as more fully set forth in the Indenture.  The determination of the Floating Rate shall be conclusive and binding upon the Owners of the Bonds, the Authority, the Trustee, the Remarketing Agent, the Company and the Bank (as those terms and phrases are defined herein) and no Owner of Bonds shall be given notice thereof) unless such Owner shall file with the Trustee a written request to receive notice of the Floating Rate so determined from time to time.  Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed fifteen percent (15%) per annum.  As used herein, “Weekly Period” means the seven-day period commencing on Thursday and ending on and including Wednesday of the following calendar week, except that (i) the first Weekly Period shall commence on the Series Issue Date set forth above and end on and include the following Wednesday, and (ii) the last Weekly Period preceding a conversion of the interest rate on the Bonds from the Floating Rate to a Fixed Rate shall end on and include the last day prior to the Conversion Date (as defined below).

If for any reason the interest rate on the Bonds for any Weekly Period is not determined by the Remarketing Agent in accordance with the foregoing provisions or a court holds that the Floating Rate established in accordance with the foregoing provisions is invalid or unenforceable, the Floating Rate for the Bonds shall be (a) for the first Weekly Period in which the Floating Rate is not so determined by the Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Floating Rate that was applicable to the Bonds on the immediately preceding Determination Date and (b) for each Determination Date thereafter, a rate per annum equal to 85% of the interest rate per annum applicable to 30-day commercial paper having a rating of A-2/P-2, as reported in The Wall Street Journal on each Determination Date.

Conversion to Fixed Rate.  The Indenture provides that the Company shall have the option to direct that the interest rate on the Bonds be converted from the Floating Rate to the Fixed Rate on any Business Day selected for such purpose (the “Conversion Date”), upon satisfaction of certain terms and conditions set forth in the Indenture.  Notice of the exercise of such option shall be given, at the direction of the Company, by the Trustee to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture.  If the Remarketing Agent has not presented to the Company firm commitments for the purchase o£ and/or a firm agreement to underwrite the sale o£ all of the Bonds on the Conversion Date by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Company, at its option, may rescind its election to exercise the Conversion Option by delivering a written notice of rescission to the Trustee, the Tender Agent (as herein defined) and the Bank by the close of business of the Trustee on the fourth (4th) Business Day prior to the proposed Conversion Date.  Thereupon, the Company shall direct the Trustee to immediately notify the Owners of such rescission, and the Bonds shall continue to bear interest at the Floating Rate (at the rate in effect for the then current Weekly Period and, thereafter, at the Floating Rate established for

5

each subsequent Weekly Period in accordance with the Indenture), until the Company shall elect to exercise the Conversion Option and establish a Conversion Date in accordance with the Indenture.

The Fixed Rate.  The “Fixed Rate” shall be the fixed annual interest rate on the Bonds, for the period beginning on the Conversion Date and running through the final maturity date of the Bonds, established by the Remarketing Agent as the rate that is necessary to enable the Remarketing Agent to receive commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase the Bonds on the Conversion Date at a price of par, without discount or premium.

OPTIONAL AND MANDATORY TENDER FOR PURCHASE

Upon the terms and conditions set forth herein and in the Indenture, the Bonds shall be subject to optional and mandatory tender for purchase, at a purchase price equal to the principal amount thereof plus accrued interest (the “Purchase Price”), at the Delivery Office (hereinafter defined) of Allfirst Bank, as tender agent for the Bonds, or any successor in such capacity (the “Tender Agent”), as follows:

Demand Purchase Option.  While the Bonds bear interest at the Floating Rate, any Bond (or any portion of such Bond in an authorized denomination) shall be purchased on demand of the Owner thereof on any Business Day designated by such Owner in a Demand Purchase Notice (herein defined), at a price equal to 100% of the outstanding principal amount of such Bond, plus accrued and unpaid interest on such Bond to the date of purchase (the “Purchase Price”), provided that (a) the Owner of such Bond delivers to the Tender Agent, at the address set forth below, a written notice or demand (a “Demand Purchase Notice”) stating (i) the principal amount (or portion thereof) and number of the Bond to be purchased; and (ii) the date on which such Bond (or portion thereof) shall be purchased (the ‘Purchase Date”), which shall be a Business Day prior to the Conversion Date, but not earlier than the seventh (7th) day following the date of delivery of the Demand Purchase Notice to the Tender Agent; and (b) the Owner delivers such Bond, duly endorsed for transfer or accompanied by a bond power endorsed in blank, to the Tender Agent at its Delivery Office not later than 10:00 am, New York City time, on the Purchase Date.  If, however, any Bond as to which the Owner has delivered a Demand Purchase Notice is remarketed to such Owner pursuant to the Remarketing Agreement (as defined in the Indenture), such Owner need not deliver such Bond to the Tender Agent as provided in (b) above and such Bond shall nonetheless be deemed to have been delivered to the Tender Agent, remarketed to the Owner and redelivered to such Owner for purposes of the Indenture.

All Demand Purchase Notices, Bonds tendered for purchase and other instruments required to be delivered to the Tender Agent in connection with a tender of Bonds for purchase shall be delivered to Allfirst Bank, Corporate Trust Services, 213 Market Street, Harrisburg, Pennsylvania 17101, or, if applicable, to the designated office of any successor Tender Agent (the “Delivery Office”).

A Demand Purchase Notice shall be effective upon receipt, irrevocable, and binding on the Owner making such election and on any transferee of the subject Bond.  Each Demand Purchase Notice shall automatically constitute an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the specified Purchase Date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of such purchase price to the

6

Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond, in part, for other Bonds in an aggregate principal amount equal to the retained portion, so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment, of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Owner to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Owner will hold such Bond as agent for the Trustee.  If the Bond that is the subject of a Demand Purchase Notice is not then held in book-entry form and the Owner of such Bond fails to deliver such Bond to the Tender Agent at or before 10:00 am, New York City time, on the specified Purchase Date, then such undelivered Bond or portion thereof (the ‘Undelivered Bond”) shall be deemed to have been tendered for purchase to the Tender Agent and, to the extent that there shall be held by the Trustee or the Tender Agent on or before the applicable Purchase Date an amount sufficient to pay the Purchase Price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be Outstanding under the Indenture.  Money held by the Tender Agent or the Trustee for the purchase of such Undelivered Bond shall be held in a special separate trust account for the Owner of such Undelivered Bond and shall be held uninvested, and without liability for interest, pending delivery of such Undelivered Bonds to the Tender Agent.

Mandatory Purchase.  The Bonds are subject to mandatory tender for purchase to the Tender Agent on (a) the Conversion Date and (b) on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), in each case at a purchase price equal to the principal amount thereof plus accrued interest.  Any of the Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Conversion Date or the Substitution Date, as the case may be (‘Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on such Undelivered Bonds shall cease to accrue as of such Conversion Date or Substitution Date, as the case may be.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY PURCHASE DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE DEMAND PURCHASE OPTION DESCRIBED ABOVE AND ON THE CONVERSION DATE OR SUBSTITUTION DATE, AS APPLICABLE, IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

7

REDEMPTION PROVISIONS

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a)   five (5) Business Days prior to the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date;

(b)   on any Interest Payment Date, in whole or in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

(c)   in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Optional Redemption.  On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

Notice of Redemption: General Redemption Provisions.  If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days, but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as

8

defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.  Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

GENERAL PROVISIONS

As used herein, the phrase “Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the State of North Carolina, the City of New York or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; the phrase “Interest Payment Date” shall mean, prior to the Conversion Date, the first Business Day of every calendar month, commencing April 3, 2000, and from and after the Conversion Date, each February 1 and August I, commencing on the first February 1 or August 1 following the Conversion Date; the phrase “Conversion Option” means the option granted to the Company under the Indenture to convert the interest rate on the Bonds from the Floating Rate to the Fixed Rate as of the Optional Conversion Date and the phrase “Conversion Date” means the Business Day on which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate, as determined in connection with the Company’s exercise of the Conversion Option.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

Prior to the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in denominations of $100,000 principal amount or any integral multiple of $5,000 in excess thereof and may not be issued, exchanged or transferred except in such denominations.  From and after the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof.

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof in person or by his attorney duly authorized in writing, at the Designated Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

9

Notwithstanding anything to the contrary contained heron or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

IN WITNESS WHEREOF, BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be

10

affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Series Issue Date.

ATTEST:	BRADFORD COUNTY INDUSTRIAL
DEVELOPMENT AUTHORITY

By:.
(Assistant) Secretary	(Vice) Chairman

(SEAL)

11

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by Rhoads & Sinon LLP, dated and delivered on the date of original delivery o£ and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

ALLFIRST BANK,
as Trustee and Tender Agent

By:
Authorized Signature

Date of Authentication:

12

[FORM OF ASSIGNMENT)

FOR VALUE RECEIVED,                                                   the undersigned, hereby sells, assigns and transfers unto                                                   (Tax Identification or Social Security No.                         ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                                 attorney to transfer the within Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:

NOTICE: The signatures to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever. Signature Guaranteed:

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association

13

EXHIBIT B [FIXED RATE FORM OF BOND]

UNITED STATES OF AMERICA

No. FR-	COMMONWEALTH OF PENNSYLVANIA	$

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED

RATE REVENUE BOND

(STATE AGGREGATES INC. PROJECT)

SERIES OF 2000

SERIES OF 2000

DATE OF ISSUANCE	MATURITY DATE	INTEREST RATE	CUSIP

FEBRUARY , 2000

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of                 , or registered assigns, on the Maturity Date stated above, upon surrender hereof; but only from the sources referred to herein, the principal sum of DOLLARS ($          ), unless this Variable Rate Demand/Fixed Rate Revenue Bond (State Aggregates Inc., Project), Series of 2000 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay initially on             , and thereafter semiannually, on February 1 and August 1 of each year (each an “Interest Payment Date”), but only from the sources referred to herein, interest on said principal sum at the Interest Rate per annum stated above, until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter denned) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (c) this Bond is registered and authenticated on or prior to the Record Date (hereinafter denned) next preceding the first Interest Payment Date following the Conversion Date (as defined in the Indenture), in which event this Bond shall bear interest from such Conversion Date; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of Allfirst Bank (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter

1

defined), or at the duly designated office of any successor trustee under such Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the fifteenth (15th) calendar day, whether or not a Business Day (as heron defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as such address appears on the registration books for the Bonds maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank (hereinafter defined) or Depository Trust Company or its nominee or a successor securities depository or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a Special Record Date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal o£ premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more My set forth in a Trust Indenture, dated as of February 1, 2000 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $4,500,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc., Project), Series of 2000 (the “Bonds”), all issued under, and equally and ratably secured by, the Indenture, and by an assignment of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc. (the “Company”), a corporation organized and existing under laws of the Commonwealth with its principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of February 1, 2000 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company for the installation of a new 300 ton per hour aggregate stone based paving and related materials manufacturing plant; and the payment of related costs and expenses, inducting a portion of the costs of issuance of the Bonds (collectively, the “Project”) and, in consideration thereof the Company has agreed, inter alia, to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

2

The Company has caused an irrevocable direct pay letter of credit issued by                       and dated as of such Conversion Date to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof to draw up to (a) an amount equal to the principal amount of the Bonds, to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration, plus (b) an amount equal to 46 days’ accrued interest on the Bonds (based on a year of 360 days comprised of twelve 30-day months).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit.” As used herein, the term “Bank” shall mean                 , in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”) The Letter of Credit expires on                 , unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Reimbursement Agreement (as the same may be amended or replaced, the “Reimbursement Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee in Harrisburg, Pennsylvania, for, inter alia, a statement of the particular receipts, revenues and money of the Authority pledged for payment of the principal o£ premium, if any, and interest on the Bonds, the nature, extent and manner of enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE

ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH

3

OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.” THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

INTEREST ON BONDS

In General, This Bond shall bear interest at the fixed rate per annum set forth above.  All computations of interest on this Bond shall be based on a 360-day year of twelve 30-day months.

MANDATORY TENDER FOR PURCHASE

The Bonds are subject to mandatory tender for purchase to the Tender Agent on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), at a purchase price equal to the principal amount thereof plus accrued interest Any of the Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Substitution Date (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on such Undelivered Bonds shall cease to accrue as of such Substitution Date.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

4

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON THE SUBSTITUTION DATE IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

REDEMPTION PROVISIONS

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as that phrase is defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all of any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a)           five (5) days prior to the Letter of Credit Termination Date (as herein defined), in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date;

(b)           on any Interest Payment Date, in whole or in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

(c)           in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

[INSERT THE FOLLOWING MANDATORY REDEMPTION LANGUAGE, IF APPLICABLE:]

5

Mandatory Sinking Fund Redemption.  The Bonds are subject to mandatory sinking fund redemption on the Interest Payment Date occurring in the month of August in each of the years   to      , in the principal amounts set forth in the Indenture, at a redemption price equal to 100% of the principal amount redeemed, plus accrued interest to the date of redemption.

Optional Redemption.  The Bonds are subject to redemption by the Authority, at the option of the Company, in whole on       or on any date thereafter or in part, from time to time, on       or on any Interest Payment Date thereafter, in each case at a redemption price of 100% of the principal amount being redeemed plus accrued interest to the redemption date.  No such optional redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Money (as defined in the Indenture) to pay all amounts due with respect to such redemption.

[INSERT THE FOLLOWING PARAGRAPH, IF APPLICABLE:]

Pursuant to the Reimbursement Agreement, the Company has agreed to direct that Bonds be called for optional redemption on certain dates and in certain amounts.  The Bank and the Company may agree to modify the terms o£ or discontinue, such agreement to direct the optional redemption of Bonds, without notice to, or consent o£ Bondholders.

Notice of Redemption; General Redemption Provisions If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days, but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

GENERAL PROVISIONS

“Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the State of North Carolina, the City of New York or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii)

6

a day on which the New York Stock Exchange is closed.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

The Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof.

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof in person or by his attorney duly authorized in writing, at the Designated Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all

Bonds at the time Outstanding shall be conclusive and binding upon the Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this

7

Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to wave certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

IN WITNESS WHEREOF, BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary all as of the Series Issue Date.

ATTEST:	BRADFORD COUNTY INDUSTRIAL
DEVELOPMENT AUTHORITY

By:
(Assistant) Secretary	(Vice) Chairman

(SEAL)

8

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by                                         , dated and delivered on the date of original delivery of, and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

ALLFIRST BANK,
as Trustee and Tender Agent

By:
Authorized Signature

Date of Authentication:

9

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED,                                                            the undersigned, hereby sells, assigns and transfers unto                                                            (Tax Identification or Social Security No.                               ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                                            attorney to transfer the within Bond on the books kept for registration thereof; with full power of substitution in the premises.

Dated:

NOTICE: The signatures to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.  Signature Guaranteed:

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association

10

EXHIBIT C

Requisition Form

PROJECT FUND REQUISITION

TO:

ALLFIRST BANK
Corporate Trust Services
213 Market Street
Harrisburg, PA 17101

The undersigned hereby requisitions funds from the Project Fund established pursuant to Section 6.06 of the Trust Indenture, dated as of February 1, 2000 (the “Indenture”), between Bradford County Industrial Development Authority (the “Authority”) and Allfirst Bank, as trustee, for payment of the amount(s) set forth below to the identified payee(s) and for the purpose(s) shown:

Amount(s)	Name(s) and Addresses of Payee(s)	Purpose(s)
$

The undersigned hereby certifies that (a) each of the above obligation(s) for which funds are requisitioned has been incurred by Stabler Companies Inc. (the “Company”) and is due and payable to the named Payee(s) in connection with the Project, as that term is defined in the Indenture, (b) each such obligation is a proper charge against the Project Fund and a Qualified Project Cost, as that phrase is defined in the Indenture, (c) no such obligation has been the basis of a prior requisition for which payment was made or is pending, (d) no written notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under this Requisition has been received, (e) the payment of this Requisition will not violate the prohibitions or requirements relating to the use of proceeds set forth in the Loan Agreement, (f) no Event of Default, as defined in the Indenture or the Loan Agreement, and no event which after notice or lapse of time or both would constitute such an Event of Default has occurred, that has not been waived or cured.

NOTE: THIS REQUISITION IS NOT COMPLETE AND IS NOT TO BE PAID UNTIL THE APPROVAL OF FIRST UNION NATIONAL BANK (OR ITS SUCCESSOR, AS ISSUER OF THE LETTER OF CREDIT REFERRED TO IN THE INDENTURE) HAS BEEN RECEIVED.

STABLER COMPANIES INC.

Date:

	By:	(SEAL)
Name;
Title:

1

APPROVAL OF FIRST UNION NATIONAL BANK

FIRST UNION NATIONAL BANK, issuer of the Letter of Credit, hereby approves Project Fund Requisition No.                of Stabler Companies Inc. submitted for payment in accordance with the provisions of the Trust Indenture, dated as of February 1, 2000, between Bradford County Industrial Development Authority and Allfirst Bank, as trustee, relating to said Authority’s Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc. Project), Series of 2000.

Dated: , 2000	FIRST UNION NATIONAL BANK

By:
Name;
Title:

2

BOOK-ENTRY ONLY VARIABLE-RATE DEMAND OBLIGATION (VRDO)

Letter of Representations

[To be Completed by Issuer, Remarketing Agent, Tender Agent, Paying Agent, and Trustee]

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

(Name of Issuer)

FIRST UNION SECURITIES, INC.

[Name of Remarketing Agent]

ALLFIRST BANK

[Name of Tender Agent]

ALLFIRST BANK

[Name of Paying Agent]

ALLFIRST BANK

[Name of Trustee]

February 9 , 2000 (Dace)

Attention: Underwriting Department The Depository Trust Company 55 Water Street; 50th Floor New York, NY 10041-0099

- $4.500.000 Variable Rate Demand/Fixed Rate Revenue Bonds
(State Aggregates Inc.  Project) Series of 2000

104256AAO
(CUSIP)

Ladies and Gentlemen:

This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the “Securities”).  The Securities will be issued pursuant to a trust

1

indenture, bond resolution, or other such document authorizing the issuance of the Securities First Union dated                                 2000 (the “Document”).

To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer, Remarketing Agent Tender Agent.  Paying Agent, and Trustee make the following representations to DTC:

1.             Prior to dosing on the Securities on February 18, 2000 there shall be deposited with DTC one Security certificate registered in the name of DTCs nominee, Cede 6c Co., for each stated maturity of the Securities, the total of which represents 100% of the principal amount of such Securities.  If, however, the aggregate principal amount of any maturity exceeds $150 million, one certificate will be issued with respect to each S150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount.  Each Security certificate shall bear the following legend:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede or Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

2.             In the event of any solicitation of consents from or voting by holders of the Securities, Trustee or Issuer shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date.  If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to: Supervisor, Proxy Reorganization Department The Depository Trust Company 7 Hanover Square; 23rd Floor New York.  NY 10004-2695.

If sent by telecopy, such notice shall be sent to (212) 709-6896 or (212) 709-6897.  Trustee or Issuer shall confirm DTCs receipt of such telecopy by telephoning (212) 709-6870.

3.             In the event of a redemption or any other similar transaction resulting in the retirement of all Securities outstanding or a reduction in the aggregate principal amount of Securities outstanding (“full or partial redemption”).  Trustee or Issuer shall send DTC a notice of such event not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding of all or part of the Securities outstanding, the date that proceeds are deposited in escrow.

In the event of a partial redemption of the outstanding Securities, Trustee or Issuer shall send a notice to DTC specifying: (a) the amount of the redemption; (b) the date such notice is to be mailed to beneficial owners or published (the “Publication Date”); and (c) whether any concurrent optional tender privilege is available.  Such notice shall be sent to DTC by a secure means («.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner

2

designed to assure mat such notice is in DTCs possession no later than the dose of business two business days before the Publication Date.  Trustee or Issuer shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable), which shall include a manifest or list of each CUSIP number submitted in that transmission.  The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date.

Notices to DTC pursuant to Paragraph 3. if sent by mail or overnight delivery, shall be sent to:

Supervisor; Call Notification Department
The Depository Trust Company
711 Stewart Avenue
Garden City; NY 11530-4719

If sent by telecopy, such notices shall be sent to (516) 227-4164 or (516) 227-4190.  If Trustee or Issuer does not receive a telecopy receipt from DTC confirming that the notice has been received it should telephone (516) 227-4070.

In the event that certain Securities are not subject to a partial redemption, DTC will exclude such Securities from its redemption procedures if such exclusion is requested as follows.  Such request shall be in writing and shall contain: (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the partial redemption and certification by a custodian/DTC Participant that the Participants position on DTCs records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities bum the partial redemption is authorized under the Document.  Such request shall be sent to DTC s Call Notification Department in the manner indicated above to assure that such request is in DTCs possession no later than the close of business two business days before the Publication Date of the partial redemption notice.

4.  For so long as the Securities have an adjustable rate of interest, Remarketing Agent shall deliver to DTC by hand or by telecopy, before the dose of business on the final rate determination date preceding each interest payment date*, a written notice containing the following information-

(a)           “Today’s” date (the final rate determination date);

(b)           Security CUSIP number;

(c)           Security description;

(d)           Interest record date;

(e)           Interest payment date;

(f)            Amount of the interest payment expressed in whole and fractional dollars per $1,000 of Security fee amount;

3

(g)           Whether interest accrues record date to record date or payment date to payment date, and

(h)           The name, telephone number, and address of Remarketing Agent person responsible for determining (f) and (g) above.

The name, telephone number, telecopy number (if available), and address of Remarketing Agent person initially responsible for determining (f) and (g) above at the time of issuance of the Securities will be

Mr. William Bingham, Vice President

First Union Securities, Inc.

301 South College Street DC 8

Charlotte, NC 28288-0600

The final rate determination date for each interest payment shaft, occur not less than two business days prior to the interest payment date.

If delivered by hand, such notice shall be sent to:

Manager; VRDO Announcements
Dividend Department
The Depository Trust Company
7 Hanover Square; 22nd Floor
New York, NT 10004-2695

If sent by telecopy such notice shall be sent to (212) 709-1723 or (212) 70&-16S6.  Remarketing Agent shall confirm DTCs receipt of such telecopy by telephoning (212) 709-1178.

If the interest payment date is a moving calendar day (such as the first Wednesday or fifth business day of each month), or if optional tenders of Securities are made daily following same-day notice, Remarketing Agent shall send a copy of such notice to a service bureau designated by DTC, by hand or by telecopy, before the close of business on the final rate determination date preceding each interest payment date.  Such notice initially shall be sent to:

Attention: Ms.  Jennifer Haynes Municipal Market Data 155 Federal Street; 4th Floor Boston, MA 02110-1715

If sent by telecopy, such notice shall be sent to (617) 426-8068.  Remarketing Agent shall confirm Municipal Market Data’s receipt of such telecopy by telephoning (617) 542-2277.

In order to enable DTC to confirm independently the interest payment information provided by Remarketing Agent Trustee shall deliver to DTC by noon ET on the business day next following the final rate determination date a written notice containing the following information:

4

(a)           “Today’s” date (the business day next following the final rate determination date);

(b)           Security CUSP number,

(c)           Security description;

(d)           Interest record date;

(e)           Interest payment date;

(f)            Amount of the interest payment expressed in whole and fractional dollars per $1,000 of Security face amount; and

(g)           The name, telephone number, telecopy number (if available), and address of Trustee person responsible for determining (f) above.

The name, telephone number; telecopy number (if available), and address of Trustee person initially responsible for determining (f) above at the time issuance of the Securities will be

Mr.  Daryl S. Peck, Assistant Vice President
Allfirst Bank
213 Market Street, P.O.  Box 2961
Harrisburg, PA 17101
Phone: (717) 255-2380 FAX: (717) 231-2615

Such notice shall be sent to Manager, VRDO Announcements, Dividend Department, as indicated above.

If the interest payment date is a moving calendar day (such as the first Wednesday- or fifth business day of each month), or if optional tenders of Securities axe made daily following same-day notice, Trustee shall send a copy of such notice to a service bureau designated by DTC, by hand or by telecom; by noon ET on the business day next following the final rate determination date.  Such notice initially shall be sent to Municipal Market Data in the manner indicated earlier in this Paragraph.

5.  Transactions in the Securities shall be eligible for same-day (Federal) funds settlement in DTCs Same-Day Funds Settlement (“SDFS”) system.  For so long as the Securities are Eligible Securities in the SDFS system (“SDFS Securities”):

A.            Interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC).  Such payments shall be made payable to the order of Cede & Co.  Absent any other existing arrangements, such payments shall be addressed as follows:

5

Manager; Cash Receipts Dividend Department
The Depository Trust Company
7 Hanover Square; 24th Floor
New York, NY 10004-2695

B.            Principal payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns is same-day funds on each payment date in the manner set forth in the SDFS Paying Agent Operating Procedures (a copy of which has previously been furnished to Paying Agent).  Such payments shall be sent to DTC in time to be credited to DTCs account at the Federal Reserve Bank of New York (TRBNTT) no later than 10:00 am (Faying Agent’s local time) on the payment date or as soon as possible thereafter following Paying Agents receipt of funds from Issuer.  It is understood that unless

DTC receives such payments in its FRBNY account by 2:00 p.m.. (Eastern Time), it may be unable to distribute such payments that same day.

The name, telephone number; telecopy number (if available), and address of Paying Agent person initially responsible for arranging such payments to DTC will be:

Mr. Daryl S. Peck, Assistant Vice President
Allfirst Bank
213 Market Street, P.O.  Box 2961
Harrisburg, PA 17101
Phone: (717) 255-2380 Fax: (717) 231-2615

6.  In the event that transactions in the Securities become eligible for next-day (Clearinghouse) funds settlement in DTCs Next-Day Funds Settlement (“NDFS”) system, and for so long as the Securities are Eligible Securities m the NDFS system (“NDFS Securities”):

A.            Interest payments shall be received by Cede or Co., as nominee of DTC, or its registered assigns, in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC).  Such payments shall be made payable to the order of Cede & Co.  Absent any other easting arrangements, such payments shall be addressed as follows:

Manager; Cash Receipts Dividend Department
The Depository Trust Company
7 Hanover Square; 24th Floor
New York, NY 10004-2695

B.            Principal payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in next-day funds on each payment date (or the equivalent in accordance with existing arrangements between Paying Agent and DTC).  Such payments shall be made payable to the order of Cede 6r Co., and shall be addressed as follows:

Collection Supervisor; Redemptions Reorganization Department
The Depository Trust Company

6

7 Hanover Square; 23rd Floor
New York, NY 10004-2695.

7.             It is understood that for so long as optional tenders of the Securities may be made daily following same-day or seven-day notice, such tenders will be effected by means of DTC’s Deliver Order Procedures.  DTC shall have no responsibility to distribute notices regarding such optional tenders, or to ascertain whether any such tender has been made.  Except as otherwise provided herein, and in accordance with DTC’s procedures for exercise of voting and consenting rights, the parties hereto acknowledge that so long as Cede & Co. is the sole record owner of the Securities it shall be entitled to all voting rights applicable to the Securities and to receive the full amount of all distributions payable with respect to the Securities.  The parties acknowledge that DTC shall treat any DTC Participant (“Participant”) having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the credits of Securities to the DTC accounts of such Participant result from failures to deliver Securities or improper deliveries of Securities by an owner of Securities subject to tender for purchase.  Without limiting the generality of the preceding sentence, the parties acknowledge mat DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions and voting rights, if any, with respect to the Securities and to receive certificates evidencing Securities if such certificates are to be issued in accordance with Paragraphs 12 or 13 hereof. (The treatment by DTC of the effects of the crediting by it of Securities to the account of Participants described in the preceding two sentences shall not affect the rights of the parties hereto against any Participant.)

8.             It is understood that for so long as optional tenders of the Securities may be made less frequently than daily following same-day or seven-day notice (e.g., during a monthly, quarterly, semi-annual, or annual tender period) and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner of Securities, is entitled to tender the Securities, such tenders will be effected by means of DTCs Repayment Option Procedures.  Under the Repayment Option Procedures, DTC will receive during the applicable tender period instructions from its Participants to tender Securities for purchase.  The undersigned agree that such tenders for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Tender Agent provided that such credit is made on or before the final day of the applicable tender period.  DTC agrees that, promptly after the recording of any such book-entry credit, it will provide to Tender Agent an Agent Put Daily Activity Report in accordance with the Repayment Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tenders for purchase have been made.

Trustee or Issuer shall send a notice to DTC regarding such optional tenders of Securities by hand or by a secure means (e.g., legible telecopy; registered or certified mail overnight delivery) in a timely manner designed to assure that such notice is in DTC s possession no later than the close of business two business days before the Publication Date.  The Publication Date shall be not less than 15 days prior to the start of the applicable tender period.  Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period.

If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

7

Supervisor: Put Bond Unit Reorganization Department
The Depository Trust Company
7 Hanover Square; 23rd Floor
New York, NY 10004-2695.

If sent by telecopy, such notice shall be sent to (212) 709-1093 or (212) 709-1094.  Trustee or Issuer shall confirm DTCs receipt of such telecopy by telephoning (212) 709-1470.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTCs Repayment Option Procedures shall be received by DTC on each purchase date in same-day funds in the manner set forth in the SDFS Paying Agent Operating Procedures.  Such payments shall be sent in time to be credited to DTCs account at the FRBNY no later than 10:00 a.m. (Paying Agents local time) on the purchase date or as soon as possible thereafter following Paying Agent’s receipt of funds from Issuer.  It is understood that (a) until DTC receives such payments in its FRBNY account, the optionally tendered Securities will remain m Tender Agents DTC account; and (b) unless DTC receives such payments in its FRBNY account by 2:00 p-m. (Eastern Tune), it may be unable to distribute such payments to DTC Participants nor release the Securities to the Remarketing Agent dot same day.

The name, telephone number, telecopy number (if available), and address of Tender Agent person initially responsible for arranging such payments to DTC will be

Mr.  Daryl S. Peck, Assistant Vice President
Allfirst Bank
Market Street, P.O.  Box 2961
Harrisburg, PA 17101
Phone: (717) 255-2380 FAX: (717) 231-2615

For so long as the Securities are NDFS Securities, principal payments (plus accrued interest if any) as the result of optional tenders for purchase effected by means of DTCs Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, on each purchase date in next-day funds or the equivalent in accordance with existing arrangements between Tender Agent and DTC.  Such payments of Cede & Co. and shall be addressed to Supervisor.  Put Bond Unit, Reorganization Department, as indicated above.

9.             In the event of a change or proposed change in the interest rate mode of the Securities from one variable-rate mode to any other variable-rate mode, or to a fixed-rate mode.  Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable: (a) the name and number of the DTC Participant account to which mandatory tendered Securities are to be delivered by DTC on the purchase date after DTC receives payment for such Securities; and (b) the first interest payment date under the new mode.  Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTCs possession no later than the dose of business two business days before the Publication Date.  The Publication Date shall be not less that 15 days prior to the expiration date of the period provided for security owner elections to

8

retain Securities as discussed in paragraph 10.  If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to both:

Manager; VRDO Eligibility Section		Supervisor; Put Bond Unit
Underwriting Department		Reorganization Department
The Depository Trust Company	- and -	The Depository Trust Company
55 Water Street; 50th Floor		7 Hanover Square; 23rd Floor
New York, NY 10041-0099		New York, NY 10004-2695

If sent by telecopy; such notice shall be sent to both;

DTCs Underwriting Department	DTCs Reorganization Department
at (212) 898-3726 or (212) 344-1531 and	at (212) 709-1093 or (212) 709-1094

Trustee or Issuer shall confirm DTCs receipt of such telecopy by telephoning the Underwriting Department at (212) 898-3731 and the Reorganization Department at (212) 709-1470.

All other notices regarding the interest rate on the Securities (before and after any change in the interest rate mode) shall be delivered to Manager, VRDO Announcements, Dividend Department as indicated in Paragraph 4.

10.           In the event of expiration or substitution of a facility supporting the Securities (such as a letter of credit) or non-reinstatement of the amount available to pay interest on the Securities pursuant to such a facility, Trustee or Issuer shall send a notice to DTC of such event specifying, as applicable, the name and number of the DTC Participant account to which mandatorily tendered Securities axe to be delivered by DTC on the purchase date after DTC receives payment for such Securities.  Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTCs possession no later than the close of business two business days before the Publication Date or, as applicable, immediately after Trustee receives notice that the Securities are subject to acceleration.  The Publication Date shall be not less than 15 days prior to the expiration date of the period provided for security owner elections to retain Securities as discussed in paragraph 10.  Such notice shall be sent to Supervisor, Put Bond Unit, Reorganization Department, as indicated in Paragraph 7.

11.           Where the Document provides that the Securities are subject to mandatory tender except with respect to security owner elections to retain Securities, it is understood that DTC will use its Repayment Option Procedures to process such elections.  Under the Repayment Option Procedures, DTC will receive instructions during the applicable election period from Participants to retain Securities.  DTC on behalf of such Participants, will notify Tender Agent of the aggregate principal amount of Securities that will not be tendered and will be retained If the mandatorily tendered Securities are to be replaced with two or more issues of Securities (the “Replacement Securities”), Tender Agent shall be responsible for allocating specific Replacement Securities by CUSIP number to the Participants that elected to retain Securities.

In cases in which prior to a mandatory tender, certain Securities are not subject to such mandatory tender; ii requested as follows DTC will exclude such Securities from its

9

mandatory tender procedures.  Such request shall be in writing and shall contain: (a) certification by Trustee or Issuer that the principal amount of such Securities is not subject to the mandatory tender and certification by a custodian/Participant that the Participant’s position on DTC s records includes such Securities; and (b) certification by Trustee or Issuer that the election to exclude such Securities from the mandatory tender is authorized under the Document Such request shall be sent to Supervisor, Put Bond Unit, Reorganization Department, in the manner indicated in Paragraph 7 to assure that such request is in DTCs possession no later than the close of business two business days before the Publication Date of the mandatory tender notice.

For so long as the Securities are SDFS Securities, principal payments (plus accrued interest if any) as the result of mandatory tenders for purchase (including mandatory tenders upon change in the interest rate mode of the Securities, or upon expiration, substitution, or non-reinstatement of a facility supporting the Securities) shall be received by DTC on the purchase date in same-day funds in the manner set forth m Paragraph 7.

For so long as the Securities are NDFS Securities, such principal payments shall be received by DTC on the purchase date in next-day funds in the manner set forth in Paragraph 7.

12.           In the event of a redemption, acceleration, or any other similar transaction (e.g., tenders made and accepted in response to Trustee’s or Issuer’s invitation to tender) necessitating a reduction in aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Trustee or Issuer to issue and authenticate a new Securities certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amounts of such reduction in principal except in the case of final maturity; in which case the certificate must be presented to Trustee prior to payment In the event of an advance refunding of part of the Securities outstanding, Trustee or Issuer shall obtain a CUSIP number from the CUSIP Service Bureau and issue and authenticate a new Security certificate for the refunded Securities.

13.           In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Trustee or Issuer shall notify DTC of the availability of Security certificates.  In such event, Issuer or Trustee shall issue, transfer, and exchange Security certificates in appropriate amounts, as required by DTC and others.

14.           DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Trustee or Issuer (at which time DTC will confirm with Trustee or Issuer the aggregate principal amount of Securities outstanding).  Under such circumstances, at DTCs request Trustee or Issuer shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

15.           Nothing herein shall be deemed to require Paying Agent to advance funds on behalf of Issuer.

16.           All notices and payment advices sent to DTC shall contain the CUSIP number of Securities.

10

17.           DTC may direct Issuer, Remarketing Agent, Tender Agent Paying Agent or Trustee to use any other telephone number or address as the number or address to which notices or payments of interest or principal may be sent

18.           Issuer, Remarketing Agent, Tender Agent Paying Agent, or Trustee sending notices or requests to DTC shall have a method to verify subsequently the use of the means to deliver such notices and requests to DTC, and timeliness of receipt of them by DTC.

19.           Issuer (a) understands that DTC has no obligation to, and will not communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

Note:		Very truly yours,
Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.		BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

		By:	/s/

FIRST UNION SECURITIES, INC.		ALLFIRST BANK
Paying Agent, Tender Agent, Trustee

By:		By: :	/s/

By:		By:

Received and accepted:
THE DEPOSITORY TRUST COMPANY

By: :	/s/

11

17.           DTC may direct Issuer, Remarketing Agent, Tender Agent Paying Agent or Trustee to use any other telephone number or address as the number or address to which notices or payments of interest or principal may be sent

18.           Issuer, Remarketing Agent, Tender Agent Paying Agent, or Trustee sending notices or requests to DTC shall have a method to verify subsequently the use of the means to deliver such notices and requests to DTC, and timeliness of receipt of them by DTC.

19.           Issuer (a) understands that DTC has no obligation to, and will not communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

Note:		Very truly yours,
Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.		BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

By:

FIRST UNION SECURITIES, INC.		ALLFIRST BANK
Paying Agent, Tender Agent, Trustee

By:	/s/	By: :	/s/

By:		By:

Received and accepted:
THE DEPOSITORY TRUST COMPANY

By:	/s/

12

SCHEDULE A

SAMPLE OFFERING DOCUMENT LANGUAGE DESCRIBING BOOK-ENTRY-ONLY ISSUANCE

(Prepared by DTC—bracketed material may be applicable only to certain issues)

1.  The Depository Trust Company (“DCT).  New York.  NY, will act as securities depository for the securities (the “Securities”).  The Securities will be issued as fully -registered securities registered in the name of Cede & Co. (DTC’s partnership nominee).  One fully-registered Security certificate will be issued to each issue of the Securities, (each) in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $150 million one certificate will be issued with respect to each $150 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

2- DTC is a limited-purpose trust company organized under the New York Banking Law, a banking organization within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.  DTC holds securities that its participants {•Participants”) deposit with DTC.  DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants’ accounts, thereby eliminating the need for physical movement of securities certificates.  Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations.  DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc.. the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc.  Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”).  The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

3.             Purchases of Securities under the DTC system must be made by a through Direct Participants, which will receive a credit for the Securities on DTC’s records.  The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records.  Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing the date of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction.  Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners.  Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4.             To facilitate subsequent Transfers, at Securities deposited by Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co.  The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTCs records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners.  The Participants win remain responsible for keeping account of their holdings on behalf of their customers,

13

5.             Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

[6.  Redemption notices shall be sent to Cede & Co.  If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount the interest of each Direct Participant in such issue to be redeemed.]

7.  Neither DTC nor Cede & Co will consent or vote with respect to Securities.  Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date.  The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

8.  Principal and interest payments on the Securities will be made to DTC.  DTC’s practice is to credit Direct Participants’ accounts on payable date in accordance with their respective takings shown on DTC’s records unless DTC has reason to believe that it will not receive payment on payable date.  Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, the Agent, or the issuer, subject to any statutory a regulatory requirements as may be in effect from time to time.  Payment of principal and interest to DTC s the responsibility of the Issuer or the Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and indirect Participants.

[9.  A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to the [Tender/Remarketing] Agent.  The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records.]

10.           DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the issuer or the Agent Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

11.           The issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository).  In that event, Security certificates will be printed and delivered.

12.           The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the issuer believes to be reliable, but the issuer takes no responsibility for the accuracy thereof.

14

[FLOATING RATE FORM OF BOND]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA

No. VR-1	COMMONWEALTH OF PENNSYLVANIA	$4,500,000

BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED RATE REVENUE BOND
(STATE AGGREGATES INC. PROJECT)
SERIES OF 2000

DATE OF ISSUANCE	MATURITY DATE	INTEREST RATE	CUSIP

FEBRUARY 18,2000	February 1,2015	Weekly Floating Rate	104256AAO

THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

Bradford County Industrial Development Authority (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of CEDE & CO., or registered assigns, on the Maturity Date stated above, upon surrender hereof but only from the sources referred to herein, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000), unless this Variable Rate Demand/Fixed Rate Revenue Bond (State Aggregates Inc. Project), Series of 2000 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay, but only from the sources referred to herein, interest on said principal sum, at the rate or rates determined as provided in this Bond and in the Indenture (hereinafter defined), until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date (herein defined) next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (c) this Bond is registered and authenticated on or prior to the Record Date (hereinafter defined) next preceding the first Interest Payment Date, in which event this Bond shall bear interest from the Series Issue Date set forth above; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of Allfirst Bank (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter defined), or at the duly designated office of any successor trustee under such Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the Business Day (as herein defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as shown on the bond register maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank or Depository Trust Company or its nominee or a successor securities depository (hereinafter defined) or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a special record date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal of premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more fully set forth in a Trust Indenture, dated as of February 1, 2000 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $4,500,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed Rate Revenue Bonds (State Aggregates Inc., Project), Series of 2000 (the “Bonds”), all issued under the Indenture and equally and ratably secured by the Indenture and by an assignment thereunder of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc. (the “Company”), a corporation organized and existing under laws of the Commonwealth with its

2

principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of February 1, 2000 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company for the installation of a new 300 ton per hour aggregate stone based paving and related materials manufacturing plant; and the payment of related costs and expenses, including a portion of the costs of issuance of the Bonds (collectively, the “Project”) and, in consideration thereof, the Company has agreed, to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

The Company has caused an irrevocable direct pay letter of credit issued by First Union National Bank and dated the Series Issue Date set forth above to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to pay the portion of the Purchase Price (hereinafter defined) of Bonds tendered to the Tender Agent (hereinafter defined) corresponding to the principal amount of such Bonds, plus (b) an amount equal to 46 days’ accrued interest on the Outstanding Bonds at fifteen percent (15%) per annum (based on a year of 365 or 366 days, as appropriate, and the actual number of days elapsed).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit.” As used herein, the term “Bank” shall mean First Union National Bank, in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”).  The initial Letter of Credit expires February 17,2005, unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Reimbursement Agreement (as the same may be amended or replaced, the “Reimbursement Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee located in Harrisburg, Pennsylvania, for a statement of the particular receipts, revenues and money of the Authority pledged for payment of the principal of premium, if any, and interest on the Bonds, the nature, extent and manner of enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS

3

REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMUTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.” THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

INTEREST ON BONDS

In General.  This Bond shall bear interest at a Floating Rate or a Fixed Rate, as specified above and described below.  All of the Bonds shall initially bear interest at a Floating Rate, subject to conversion on the Conversion Date (herein defined) to a Fixed Rate, as described

4

herein.  The “Floating Rate” is an interest rate determined and adjusted weekly as described below.  A “Fixed Rate” is an interest rate for the Fixed Rate Period determined as described below.  All computations of interest at a Floating Rate shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

The Floating Rate.  A Floating Rate shall be determined for each Weekly Period as described below.  No later than 9:30 am, New York City time, on each Wednesday or, if such Wednesday is not a Business Day, on the next succeeding Business Day (the “Determination Date”), First Union Securities, Inc., Charlotte, North Carolina, or its successor as remarketing agent for the Bonds under the Indenture (the “Remarketing Agent”), shall determine the Floating Rate for the next Weekly Period as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date (as herein defined) at a price equal to the principal amount thereof, exclusive of any accrued interest.  The Floating Rate shall be determined by the Remarketing Agent weekly and shall be effective on each Thursday for the Weekly Period (as herein defined) beginning on such day, all as more fully set forth in the Indenture.  The determination of the Floating Rate shall be conclusive and binding upon the Owners of the Bonds, the Authority, the Trustee, the Remarketing Agent, the Company and the Bank (as those terms and phrases are defined herein) and no Owner of Bonds shall be given notice thereof, unless such Owner shall file with the Trustee a written request to receive notice of the Floating Rate so determined from time to time.  Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed fifteen percent (15%) per annum.  As used herein, “Weekly Period” means the seven-day period commencing on Thursday and ending on and including Wednesday of the following calendar week, except that (i) the first Weekly Period shall commence on the Series Issue Date set forth above and end on and include the following Wednesday, and (ii) the last Weekly Period preceding a conversion of the interest rate on the Bonds from the Floating Rate to a Fixed Rate shall end on and include the last day prior to the Conversion Date (as defined below).

If for any reason the interest rate on the Bonds for any Weekly Period is not determined by the Remarketing Agent in accordance with the foregoing provisions or a court holds that the Floating Rate established in accordance with the foregoing provisions is invalid or unenforceable, the Floating Rate for the Bonds shall be (a) for the first Weekly Period in which the Floating Rate is not so determined by the Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Floating Rate that was applicable to the Bonds on the immediately preceding Determination Date and (b) for each Determination Date thereafter, a rate per annum equal to 85% of the interest rate per annum applicable to 30-day commercial paper having a rating of A-2/P-2, as reported in The Wall Street Journal on each Determination Date.

Conversion to Fixed Rate.  The Indenture provides that the Company shall have the option to direct that the interest rate on the Bonds be converted from the Floating Rate to the Fixed Rate on any Business Day selected for such purpose (the “Conversion Date”), upon satisfaction of certain terms and conditions set forth in the Indenture.  Notice of the exercise of such option shall be given, at the direction of the Company, by the Trustee to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture.  If the Remarketing Agent has not

5

presented to the Company firm commitments for the purchase of and/or a firm agreement to underwrite the sale of, all of the Bonds on the Conversion Date by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Company, at its option, may rescind its election to exercise the Conversion Option by delivering a written notice of rescission to the Trustee, the Tender Agent (as herein defined) and the Bank by the close of business of the Trustee on the fourth (4th) Business Day prior to the proposed Conversion Date.  Thereupon, the Company shall direct the Trustee to immediately notify the Owners of such rescission, and the Bonds shall continue to bear interest at the Floating Rate (at the rate in effect for the then current Weekly Period and, thereafter, at the Floating Rate established for each subsequent Weekly Period in accordance with the Indenture), until the Company shall elect to exercise the Conversion Option and establish a Conversion Date in accordance with the Indenture.

The Fixed Rate.  The “Fixed Rate” shall be the fixed annual interest rate on the Bonds, for the period beginning on the Conversion Date and running through the final maturity date of the Bonds, established by the Remarketing Agent as the rate that is necessary to enable the Remarketing Agent to receive commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase the Bonds on the Conversion Date at a price of par, without discount or premium.

OPTIONAL AND MANDATORY TENDER FOR PURCHASE

Upon the terms and conditions set forth herein and in the Indenture, the Bonds shall be subject to optional and mandatory tender for purchase, at a purchase price equal to the principal amount thereof plus accrued interest (the “Purchase Price”), at the Delivery Office (hereinafter defined) of Allfirst Bank, as tender agent for the Bonds, or any successor in such capacity (the “Tender Agent”), as follows:

Demand Purchase Option.  While the Bonds bear interest at the Floating Rate, any Bond (or any portion of such Bond in an authorized denomination) shall be purchased on demand of the Owner thereof on any Business Day designated by such Owner in a Demand Purchase Notice (herein defined), at a price equal to 100% of the outstanding principal amount of such Bond, plus accrued and unpaid interest on such Bond to the date of purchase (the “Purchase Price”), provided that (a) the Owner of such Bond delivers to the Tender Agent, at the address set forth below, a written notice or demand (a “Demand Purchase Notice”) stating (i) the principal amount (or portion thereof) and number of the Bond to be purchased; and (ii) the date on which such Bond (or portion thereof) shall be purchased (the “Purchase Date”), which shall be a Business Day prior to the Conversion Date, but not earlier than the seventh (7th) day following the date of delivery of the Demand Purchase Notice to the Tender Agent; and (b) the Owner delivers such Bond, duly endorsed for transfer or accompanied by a bond power endorsed in blank, to the Tender Agent at its Delivery Office not later than 10:00 a.m., New York City time, on the Purchase Date.  If however, any Bond as to which the Owner has delivered a Demand Purchase Notice is remarketed to such Owner pursuant to the Remarketing Agreement (as defined in the Indenture), such Owner need not deliver such Bond to the Tender Agent as provided in (b) above and such Bond shall nonetheless be deemed to have been delivered to the Tender Agent, remarketed to the Owner and redelivered to such Owner for purposes of the Indenture.

6

All Demand Purchase Notices, Bonds tendered for purchase and other instruments required to be delivered to the Tender Agent in connection with a tender of Bonds for purchase shall be delivered to Allfirst Bank, Corporate Trust Services, 213 Market Street, Harrisburg, Pennsylvania 17101, or, if applicable, to the designated office of any successor Tender Agent (the “Delivery Office”).

A Demand Purchase Notice shall be effective upon receipt, irrevocable, and binding on the Owner making such election and on any transferee of the subject Bond.  Each Demand Purchase Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the specified Purchase Date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of such purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond, in part, for other Bonds in an aggregate principal amount equal to the retained portion, so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Owner to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Owner will hold such Bond as agent for the Trustee.  If the Bond that is the subject of a Demand Purchase Notice is not then held in book-entry form and the Owner of such Bond fails to deliver such Bond to the Tender Agent at or before 10:00 a.m., New York City time, on the specified Purchase Date, then such undelivered Bond or portion thereof (the “Undelivered Bond”) shall be deemed to have been tendered for purchase to the Tender Agent and, to the extent that there shall be held by the Trustee or the Tender Agent on or before the applicable Purchase Date an amount sufficient to pay the Purchase Price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be Outstanding under the Indenture.  Money held by the Tender Agent or the Trustee for the purchase of such Undelivered Bond shall be held in a special separate trust account for the Owner of such Undelivered Bond and shall be held uninvested, and without liability for interest, pending delivery of such Undelivered Bonds to the Tender Agent.

Mandatory Purchase.  The Bonds are subject to mandatory tender for purchase to the Tender Agent on (a) the Conversion Date and (b) on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), in each case at a purchase price equal to the principal amount thereof plus accrued interest.  Airy of the Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Conversion Date or the Substitution Date, as the case may be (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on such Undelivered Bonds shall cease to accrue as of such Conversion Date or Substitution Date, as the case may be.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

7

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY PURCHASE DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE DEMAND PURCHASE OPTION DESCRIBED ABOVE AND ON THE CONVERSION DATE OR SUBSTITUTION DATE, AS APPLICABLE, IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

REDEMPTION PROVISIONS

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a)           five (5) Business Days prior to the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the thirtieth (30th) Business Day prior to the Letter of Credit Termination Date, a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date;

(b)           on any Interest Payment Date, in whole or in part, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

(c)           in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

8

Optional Redemption.  On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

Notice of Redemption: General Redemption Provisions.  If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days, but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.  Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

GENERAL PROVISIONS

As used herein, the phrase “Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the State of New York, the Commonwealth of Pennsylvania, the State of North Carolina, the City of New York or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; the phrase “Interest Payment Date” shall mean, prior to the Conversion Date, the first Business Day of every calendar month, commencing April 3, 2000, and from and after the Conversion Date, each February 1 and August 1, commencing on the first February 1 or August 1 following the Conversion Date; the phrase “Conversion Option” means the option granted to the Company under the Indenture to convert the interest rate on the Bonds from the Floating Rate to the Fixed Rate as of the Optional Conversion Date and the phrase “Conversion Date” means the Business Day on which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate, as determined in connection with the Company’s exercise of the Conversion Option.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

9

Prior to the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in denominations of $100,000 principal amount or any integral multiple of $5,000 in excess thereof and may not be issued, exchanged or transferred except in such denominations.  From and after the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof) in person or by his attorney duly authorized in writing, at the Designated Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

Notwithstanding anything to the contrary contained heron or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all Bonds at the time Outstanding shall be conclusive and binding upon the

10

Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

IN WITNESS WHEREOF, BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Series Issue Date.

ATTEST:	BRADFORD COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

By:
(Assistant) Secretary		(Vice) Chairman

(SEAL)

11

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by Rhoads & Sinon LLP, dated and delivered on the date of original delivery of and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

ALLFIRST BANK,
as Trustee and Tender Agent

By:
Authorized Signature

Date of Authentication:

12

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED,                                                 the undersigned, hereby sells, assigns and transfers unto                                                  (Tax Identification or Social Security No.                       ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                                              attorney to transfer the within Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE:  Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association.

13